HIGH INCOME
PORTFOLIO


Merrill Lynch
Corporate Bond Fund, Inc.






FUND LOGO




Annual Report

September 30, 1997





This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.









Merrill Lynch
Corporate Bond Fund, Inc.
Box 9011
Princeton, NJ
08543-9011


Printed on post-consumer recycled paper



HIGH INCOME PORTFOLIO


TO OUR SHAREHOLDERS

During the quarter ended September 30, 1997, investor perceptions regarding the prospects for the US economy shifted dramatically. As the period began, increasing evidence of noninflationary economic growth boosted investor confidence when, as widely expected, the Federal Reserve Board (FRB) chose to leave monetary policy unchanged at its July and August meetings. This increased confidence was reinforced further in late July by the passage of tax-cut and five-year balanced budget bills.

By late August, the consensus outlook had changed, with forecasts of overheating growth and inflationary expectations. These concerns were reinforced by a large upward revision in second-quarter real gross domestic product (GDP) growth from an original estimate of 2.2% to 3.6%. However, in September, this rate of growth was revised downward to 3.3%. This report set the stage for renewed investor confidence, which was bolstered further by the continued absence of inflationary pressures.

Although it was widely anticipated that the FRB would not tighten monetary policy at its September meeting, investors were pleasantly surprised by the release of September employment data shortly after the quarter's close, since the US economy added jobs at a slower-than-expected pace during the month. Over the balance of 1997, the determining factor in the investment outlook is likely to be whether or not the US economy continues to follow a pattern of moderate, noninflationary growth.

Outside of the United States, the most dramatic developments took place in Southeast Asia. The investment boom in many developing Asian economies came to an abrupt halt as the devaluation of the Thai baht sparked a series of currency devaluations and financial market volatility throughout the region. Countries have been forced to raise interest rates to support their currencies, and this trend may continue for some time. With higher debt-service costs, corporate profitability is likely to erode, and lower economic growth is expected.


The High-Yield Market
The high-yield bond market posted modest price gains in the September quarter, in line with the performance of US Government notes, as shown in the "Recent Performance Results" table on page 5 of this report to shareholders. In addition to the performance results of two high-yield bond indexes and ten-year Treasury securities, the table provides investment returns for all classes of shares of High Income Portfolio.

High-yield market fundamentals remained positive during the quarter ended September 30, 1997. Moderate economic growth kept corporate earnings strong particularly among cyclical businesses such as steel, chemicals and airlines. The paper industry, which has been one of the few soft markets, recently saw price increases hold on several paper grades and earnings appear to be recovering. Even oil refining, a business that suffered overcapacity for years, is experiencing strong earnings gains this year positively impacting two of our holdings: Clark R&M Holdings, Inc. and TransAmerican Energy.

In addition, merger and acquisition activity improved the credit quality of high-yield issuers. During the September quarter, portfolio holdings that merger and acquisition activity positively impacted included Brooks Fiber Properties Inc. which WorldCom seeks to acquire, and Orion Network Systems, Inc. which will be acquired by Loral. Another factor affecting performance was that ready access to equity provided high-yield issuers a source of financing that improved balance sheets/credit quality. Three portfolio holdings, Fresh Del Monte Corp., World Color Press, Inc., and Sinclair Broadcasting Group Inc., all financed in the equity market during the quarter ended September 30, 1997.


Merrill Lynch Corporate Bond Fund, Inc., High Income Portfolio
September 30, 1997


The bar chart below reflects upgrades and downgrades of companies by the rating service of Duff & Phelps since 1990. For the year-to-date period ended September 30, 1997, upgrades have outpaced downgrades by a better than 2:1 ratio, reflecting the positive fundamentals of the high-yield market.

Bar chart depicting the number of companies experiencing upgrades or downgrades by Duff & Phelps from 1990 through 9/30/97:

Year                   Upgrades               Downgrades

1990                     35                      76
1991                    105                      49
1992                    104                      33
1993                    107                      23
1994                     64                      67
1995                    103                      66
1996                    138                      65
YTD
9/30/97                 106                      45

Source: KDP Investment Advisors, Inc.


Finally, stable short-term interest rates encourage investors to seek higher-yielding alternatives. The FRB raised interest rates 0.25% in March. We believe that will likely be the only monetary policy tightening move in 1997. Therefore, Treasury bonds should continue to trade in a moderate range.


Portfolio Strategy
We believe that the positive fundamental trends experienced to date will continue. However, valuations reflect these positive factors and at times excessive enthusiasm has resulted in overvaluation of many individual issues. Our approach to the market is therefore quite selective. In general, we believe that BB-rated issues and B+-rated issues have a more attractive risk/reward profile than B-rated and CCC-rated issues. Yield spreads between quality sectors are compressed historically, and we believe that incremental yield in the lower quality end of the market is inadequate to compensate for the incremental risk. Our quality profile is therefore overweighted toward higher-quality issues.

Certain industry segments are also attractive to us. The domestic cable sector is in a deleveraging mode, attempting to reduce debt and improve cash flow. TCI Communications Inc., Comcast Corporation and Cablevision System Corp. have been successful, and these strategies are expected to continue. Mergers and acquisition activity benefited several international cable holdings. The emerging markets sector also represents above-average relative value. This sector is defined as including issuers domiciled in countries with below investment grade bond ratings on US dollar borrowings. As the rating services will not generally rate a company's bonds higher than the bonds issued by the country in which it is domiciled, a number of world-class corporations from Brazil, Mexico, Argentina, Venezuela, the Philippines and Indonesia have issued high-yield bonds. These bonds offer higher yields than similarly rated bonds of US domiciled issuers. We believe that the magnitude of these yield spreads are unwarranted, particularly during the period of currency turbulence experienced around the world subsequent to the date of this report.

We used the trading volatility of the US Treasury market to our advantage this year, purchasing long-term Treasury notes at what we perceived to be the inexpensive end of a trading range and selling at the more expensive end. In the September quarter, these holdings moved from 2.1% of net assets to 1.5% because of sales.

At September 30, 1997, cash and cash equivalents totaled 10.8% of net assets. The average maturity of the invested portion of the portfolio was 6.4 years. Our largest industry concentrations were in energy, 7.5%; cable--domestic, 7.2%; and cable--international, 6.6%. Emerging market issues totaled 14.2% of net assets compared with 11% of net assets at June 30. All holdings are denominated in US dollars.


Merrill Lynch Corporate Bond Fund, Inc., High Income Portfolio
September 30, 1997


Fiscal Year in Review
The fiscal year ended September 30, 1997 was one of continued strong asset growth for the Portfolio. Net assets grew from $5.8 billion to $7.7 billion or 31% over the course of the year. The year was quite good for the high-yield bond market with total returns ranging from +14.31% for the unmanaged Merrill Lynch High Yield Master Index to +15.72% for the unmanaged CS First Boston High Yield Index. These returns compared quite favorably with other US fixed-income markets.

Merrill Lynch Corporate Bond Fund, Inc., High Income Portfolio was quite competitive with the Indexes. Performance was helped by our generally good securities selection. Performance was hindered by an inability to stay fully invested much of the year because of strong net shareholder subscriptions requiring continuing investment in new securities. Satisfactory supply was scarce at times. Cash balances averaged 9%--11% during much of the fiscal year.


In Conclusion
We appreciate your ongoing investment in High Income Portfolio of Merrill Lynch Corporate Bond Fund, Inc., and we look forward to assisting you with your financial needs in the months and years ahead.

Sincerely,




(Arthur Zeikel)
Arthur Zeikel
President




(Vincent T. Lathbury III)
Vincent T. Lathbury III
Vice President and Portfolio Manager



November 14, 1997





PORTFOLIO INFORMATION


As of September 30, 1997

Quality Profile*                        Percent of
S&P Rating/Moody's Rating              Market Value

BBB/Baa                                     5.0%
BB/Ba                                      35.0
B/B                                        48.6
CCC/Caa                                     4.1
Not Rated                                   5.2
US Government Securities                    2.0

[FN]
*In cases when bonds are rated differently by Standard & Poor's
 Corporation and Moody's Investors Service, Inc., bonds are categorized according to the higher of the two ratings.


                                          Percent of
Five Largest Industries                   Net Assets

Energy                                       7.5%
Cable--Domestic                              7.2
Cable--International                         6.6
Paper & Forest Products                      4.8
Utilities                                    4.5

Geographic Profile                        Percent of
Top Five Countries*                       Net Assets

United Kingdom                               4.3%
Brazil                                       4.1
Argentina                                    3.7
Mexico                                       2.5
Australia                                    1.5

[FN]
*All holdings are denominated in US dollars.


Merrill Lynch Corporate Bond Fund, Inc., High Income Portfolio
September 30, 1997


PORTFOLIO INFORMATION (concluded)

                                                                                                                Percent of
Ten Largest Corporate Bond Holdings                                                                             Net Assets
TransAmerican Energy      TransAmerican is a privately held holding company whose principal subsidiaries are          3.0%
                          wholly-owned TransAmerican Refining Corp. (TARC) and 69%-owned TransTexas
                          Gas Corp., a publicly held company which explores for and produces oil and natural gas primarily in South Texas. TARC is in the midst of a two-phase construction and expansion program which, when finished, will give it one of the largest and most complex refineries in the US. Our bonds are secured by some 33 million shares of
                          TransTexas common, and two intercompany loans secured by mortgages on substantially all of the assets of TARC and TransTexas.

Nextel Communications     Nextel offers digital and analog wireless communication services throughout the             1.6
Inc.                      United States. The company's digital service currently covers approximately 50% of the
Dial Call                 total US population and once completed, will enable Nextel to offer nationwide digital
Communications            wireless service. Our Nextel holdings include Dial Call Communications, a 1995 acquisition.

Time Warner Inc.          Time Warner is a media and entertainment company with interests in entertainment,           1.3
                          cable programming and sports franchises, publishing and cable. Our holding, a preferred stock, can be paid in cash or preferred stock at the company's option.

Lenfest                   Through its primary subsidiary, Suburban Cable, Lenfest offers cable service to nearly      1.2
Communications, Inc.      one million cable customers in Pennsylvania, New Jersey and Delaware.

Century                   Century owns and operates 70 cable systems in 25 states and Puerto Rico. In addition,       1.2
Communications            the company has a 31.8% common equity interest in Centennial Cellular, a provider
Corporation               of wireless telephone service in four geographic areas in the United States and
                          Puerto Rico.

Trump Atlantic City       Trump Atlantic City owns and operates the Trump Taj Mahal, the Trump Plaza, and the         1.1
Associates                Trump World's Fair hotel-casinos, all located on the boardwalk in Atlantic City,
                          New Jersey. These bonds are secured by mortgages on the properties.

NTL Inc.                  Through various subsidiaries, NTL Inc. owns and operates television and radio               1.1
                          broadcasting, cable television and telecommunications systems in the United Kingdom.
                          Prior to of March 1997, the company was called International Cabletel.

HMC Acquisition           HMC, a wholly-owned subsidiary of Host Marriott Corporation, owns 50 full-service           1.1
Properties                hotels and has investment stakes in eight others, comprising the majority of
                          Host Marriott's lodging properties. All but three are operated under Marriott or
                          Ritz-Carlton brand names. Host Marriott manages most of the properties for fees based on revenues or operating profit.

Sinclair Broadcasting     Sinclair Broadcasting Group Inc. is a diversified broadcasting company that owns or         1.0
Group Inc.                provides programming services to television and radio stations across the United States.
                          Sinclair's radio station group offers a variety of programming formats including country, urban, news/talk/sports and album/progressive rock.

Paging Network,           The company is the largest provider of paging services in the United States with            1.0
Inc.                      operations in all 50 states, Puerto Rico, and Canada. A recently launched service called "Voice Now" provides recorded voice messages plus CNN news, sports, and stock quotes.


Merrill Lynch Corporate Bond Fund, Inc., High Income Portfolio
September 30, 1997


PERFORMANCE DATA


About Fund Performance

Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing SM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 4% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.50% and an account maintenance fee of 0.25%. These classes of shares automatically convert to Class D Shares after approximately 10 years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.55% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 4% and an account maintenance fee of 0.25% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Figures shown in the "Average Annual Total Return" tables as well as the total returns and cumulative total returns in the "Performance Summary" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.



Recent Performance Results
                                                                                                               Standardized
                                                                                      12 Month    3 Month      30-day Yield
                                                        9/30/97   6/30/97  9/30/96    % Change    % Change     As of 9/30/97
High Income Portfolio Class A Shares*                    $8.29     $8.10    $7.93      + 4.54%      +2.35%          8.16%
High Income Portfolio Class B Shares*                     8.30      8.11     7.93      + 4.67       +2.34           7.73
High Income Portfolio Class C Shares*                     8.30      8.11     7.94      + 4.53       +2.34           7.68
High Income Portfolio Class D Shares*                     8.30      8.11     7.94      + 4.53       +2.34           7.92
High Income Portfolio Class A Shares--Total Return*                                    +14.58(1)    +4.65(2)
High Income Portfolio Class B Shares--Total Return*                                    +13.86(3)    +4.45(4)
High Income Portfolio Class C Shares--Total Return*                                    +13.66(5)    +4.43(6)
High Income Portfolio Class D Shares--Total Return*                                    +14.29(7)    +4.58(8)
Merrill Lynch High Yield Master Index**--Total Return                                  +14.31       +3.91
CS First Boston High Yield Index**--Total Return                                       +15.72       +4.70
Ten-Year US Treasury Securities--Total Return                                          +10.64       +4.16

  *Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included.
 **Unmanaged. These market-weighted Indexes mirror the high-yield debt market of securities rated BBB or below.
(1)Percent change includes reinvestment of $0.742 per share ordinary income dividends.
(2)Percent change includes reinvestment of $0.183 per share ordinary income dividends.
(3)Percent change includes reinvestment of $0.681 per share ordinary income dividends.
(4)Percent change includes reinvestment of $0.167 per share ordinary income dividends.
(5)Percent change includes reinvestment of $0.677 per share ordinary income dividends.
(6)Percent change includes reinvestment of $0.166 per share ordinary income dividends.
(7)Percent change includes reinvestment of $0.722 per share ordinary income dividends.
(8)Percent change includes reinvestment of $0.178 per share ordinary income dividends.


Merrill Lynch Corporate Bond Fund, Inc., High Income Portfolio
September 30, 1997


PERFORMANCE DATA (continued)


Total Return Based on a $10,000 Investment


A line graph depicting the growth of an investment in the Fund's Class A Shares compared to growth of an investment in the CS First Boston High Yield Index. Beginning and ending values are:


                                         9/87              9/97

ML Corporate Bond Fund, Inc.'s
High Income Portfolio++--
Class A Shares*                         $ 9,600          $30,565

CS First Boston High Yield Index++++    $10,000          $31,574


A line graph depicting the growth of an investment in the Fund's Class B Shares compared to growth of an investment in the CS First Boston High Yield Index. Beginning and ending values are:


                                         9/87              9/97

ML Corporate Bond Fund, Inc.'s
High Income Portfolio++--
Class B Shares*                         $10,000          $26,679

CS First Boston High Yield Index++++    $10,000          $27,378


A line graph depicting the growth of an investment in the Fund's Class C Shares and Class D Shares compared to growth of an investment in the CS First Boston High Yield Index. Beginning and ending values are:


                                         9/87              9/97

ML Corporate Bond Fund, Inc.'s
High Income Portfolio++--
Class C Shares*                         $10,000          $14,252

ML Corporate Bond Fund, Inc.'s
High Income Portfolio++--
Class D Shares*                         $ 9,600          $13,909

CS First Boston High Yield Index++++    $10,000          $14,610

[FN]
   *Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.
  **Commencement of operations.
  ++The Portfolio invests principally in fixed-income securities which are rated in the lower rating categories of the established rating services,or in unrated securities of comparable quality.
++++This unmanaged market-weighted Index, which mirrors the high-yield debt market, is comprised of 423 securities rated BBB or below.

Past performance is not predictive of future performance.



Merrill Lynch Corporate Bond Fund, Inc., High Income Portfolio
September 30, 1997


PERFORMANCE DATA (continued)


Average Annual Total Return


                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class A Shares*

Year Ended 9/30/97                        +14.58%        +10.00%
Five Years Ended 9/30/97                  +11.44         +10.53
Ten Years Ended 9/30/97                   +12.28         +11.82

[FN]
 *Maximum sales charge is 4%.
**Assuming maximum sales charge.


                                         % Return        % Return
                                       Without CDSC     With CDSC**

Class B Shares*

Year Ended 9/30/97                        +13.86%        + 9.86%
Five Years Ended 9/30/97                  +10.60         +10.60
Inception (10/21/88) through 9/30/97      +11.60         +11.60

[FN]
 *Maximum contingent deferred sales charge is 4% and is reduced to 0% after 4 years.
**Assuming payment of applicable contingent deferred sales charge.


                                         % Return        % Return
                                       Without CDSC     With CDSC**

Class C Shares*

Year Ended 9/30/97                        +13.66%        +12.66%
Inception (10/21/94)
through 9/30/97                           +12.80         +12.80

[FN]
 *Maximum contingent deferred sales charge is 1% and is reduced to 0% after 1 year.
**Assuming payment of applicable contingent deferred sales charge.


                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class D Shares*

Year Ended 9/30/97                        +14.29%        + 9.72%
Inception (10/21/94) through 9/30/97      +13.43         +11.87

[FN]
 *Maximum sales charge is 4%.
**Assuming maximum sales charge.


Performance Summary--Class A Shares
                                         Net Asset Value
Period Covered                        Beginning      Ending         Dividends Paid*    % Change**
11/10/78--12/31/78                      $9.60        $9.54               $ 0.13          + 0.73%
1979                                     9.54         8.73                 1.05(a)       + 2.36
1980                                     8.73         7.91                 1.07          + 3.08
1981                                     7.91         7.26                 1.12          + 6.48
1982                                     7.26         7.74                 1.04          +23.09
1983                                     7.74         8.10                 1.01          +18.32
1984                                     8.10         7.72                 1.02          + 8.66
1985                                     7.72         8.29                 1.01          +21.61
1986                                     8.29         8.34                 0.98          +12.91
1987                                     8.34         7.80                 0.95          + 4.94
1988                                     7.80         7.80                 0.95          +12.71
1989                                     7.80         7.17                 0.97          + 4.33
1990                                     7.17         5.88                 1.00          - 4.61
1991                                     5.88         7.21                 0.90          +39.75
1992                                     7.21         7.78                 0.86          +20.64
1993                                     7.78         8.32                 0.76          +17.39
1994                                     8.32         7.31                 0.80          - 2.69
1995                                     7.31         7.83                 0.77          +18.38
1996                                     7.83         8.01                 0.75          +12.45
1/1/97--9/30/97                          8.01         8.29                 0.53          +10.75
                                                                         ------
                                                                   Total $17.67

                                                  Cumulative total return as of 9/30/97:+721.99%**

  *Figures may include short-term capital gains distributions.
 **Figures do not include sales charge; results would be lower if sales charge was included.
(a)Distribution includes $0.024 per share capital gains distribution.


Merrill Lynch Corporate Bond Fund, Inc., High Income Portfolio
September 30, 1997


PERFORMANCE DATA (concluded)

Performance Summary--Class B Shares
                                         Net Asset Value
Period Covered                        Beginning      Ending         Dividends Paid*    % Change**
10/21/88--12/31/88                      $7.92        $7.80                $0.18          + 0.74%
1989                                     7.80         7.17                 0.91          + 3.54
1990                                     7.17         5.89                 0.95          - 5.18
1991                                     5.89         7.22                 0.84          +38.67
1992                                     7.22         7.78                 0.80          +19.57
1993                                     7.78         8.33                 0.70          +16.65
1994                                     8.33         7.31                 0.74          - 3.54
1995                                     7.31         7.83                 0.72          +17.49
1996                                     7.83         8.01                 0.69          +11.60
1/1/97--9/30/97                          8.01         8.30                 0.48          +10.26
                                                                          -----
                                                                    Total $7.01

                                                  Cumulative total return as of 9/30/97:+166.79%**

 *Figures may include short-term capital gains distributions.
**Figures do not reflect deduction of any sales charge; results would be lower if sales charge was deducted.

Performance Summary--Class C Shares
                                         Net Asset Value
Period Covered                        Beginning      Ending         Dividends Paid*    % Change**
10/21/94--12/31/94                      $7.59        $7.32                $0.18          - 1.15%
1995                                     7.32         7.83                 0.71          +17.27
1996                                     7.83         8.02                 0.68          +11.68
1/1/97--9/30/97                          8.02         8.30                 0.48          +10.08
                                                                          -----
                                                                    Total $2.05

                                                   Cumulative total return as of 9/30/97:+42.52%**

 *Figures may include short-term capital gains distributions.
**Figures do not reflect deduction of any sales charge; results would be lower if sales charge was deducted.

Performance Summary--Class D Shares
                                         Net Asset Value
Period Covered                        Beginning      Ending         Dividends Paid*    % Change**
10/21/94--12/31/94                      $7.59        $7.31                $0.19          - 1.17%
1995                                     7.31         7.83                 0.75          +18.09
1996                                     7.83         8.01                 0.73          +12.17
1/1/97--9/30/97                          8.01         8.30                 0.51          +10.67
                                                                          -----
                                                                    Total $2.18

                                                   Cumulative total return as of 9/30/97:+44.89%**

 *Figures may include short-term capital gains distributions.
**Figures do not include sales charge; results would be lower if sales charge was included.


Merrill Lynch Corporate Bond Fund, Inc., High Income Portfolio
September 30, 1997


SCHEDULE OF INVESTMENTS
                  S&P     Moody's    Face                                                                       Value
Industries       Rating    Rating   Amount                    Issue                         Cost              (Note 1a)

Bonds
Airlines--1.2%                                  Piedmont Aviation, Inc.:
                    B+     B1    $ 1,304,000        Series 88J, 10.05% due 5/13/2005    $    1,181,685    $    1,408,529
                    B+     B1      1,116,000        Series 88J, 10.10% due 5/13/2007           999,021         1,226,462
                    B+     B1      3,767,000        Series 88J, 10.10% due 5/13/2009         3,327,542         4,164,004
                    B+     B1      2,710,000        Series 88J, 10.15% due 5/13/2011         2,366,806         3,045,444
                    B+     B1      2,226,000        Series 88K, 10% due 5/13/2004            2,026,506         2,384,647
                    B+     B1      2,666,000        Series 88K, 10.10% due 5/13/2008         2,374,020         2,932,093
                    B+     B1      2,550,000        Series 88K, 10.15% due 5/13/2010         2,251,293         2,841,491
                    B+     B1      1,985,000        Series E, 10.30% due 3/28/2007           1,855,291         2,205,543
                    B+     B1      1,950,000        Series F, 10.35% due 3/28/2011           1,999,719         2,171,052
                    B+     B1      1,500,000        Series H, 10% due 11/08/2012             1,493,250         1,632,517
                                                USAir Inc.:
                    CCC+   B3     25,000,000        9.625% due 2/01/2001                    20,109,906        26,062,500
                    B+     B1     21,000,000        10.375% due 3/01/2013                   20,768,125        23,528,295
                    B+     B1      4,726,090        Series 89A1, 9.33% due 1/01/2006++       4,470,742         4,888,526
                    B+     B1      1,432,000        Series A, 10.70% due 1/15/2007           1,525,137         1,624,890
                    B+     B1      1,815,000        Series C, 10.70% due 1/15/2007           1,933,048         2,059,480
                    B+     B1      1,107,000        Series E, 10.70% due 1/15/2007           1,159,472         1,256,113
                    B+     B1      1,092,000        Series F, 10.70% due 1/01/2003             984,165         1,200,894
                    B+     B1      1,092,000        Series G, 10.70% due 1/01/2003             984,165         1,200,894
                    B+     B1      1,092,000        Series H, 10.70% due 1/01/2003             984,165         1,200,894
                    B+     B1      1,092,000        Series I, 10.70% due 1/01/2003             984,165         1,200,894
                                                                                        --------------    --------------
                                                                                            73,778,223        88,235,162

Automotive--1.0%    B      B3     10,000,000    Collins & Aikman Corp., 11.50%
                                                    due 4/15/2006                           10,000,000        11,437,500
                    B+     B1     21,875,000    Exide Corp., 10.75% due 12/15/2002          22,358,281        23,296,875
                    B+     B2     42,500,000    Venture Holdings Trust, 9.50%
                                                    due 7/01/2005 (j)                       40,988,260        41,968,750
                                                                                        --------------    --------------
                                                                                            73,346,541        76,703,125

Broadcasting--      B-     Ba2    19,240,000    Argyle Television Inc., 9.75% due
Radio &                                             11/01/2005                              19,003,950        20,923,500
Television--2.1%    B-     B2     17,500,000    EZ Communications, Inc., 9.75% due
                                                    12/01/2005                              17,361,575        19,293,750
                    B-     B3     35,000,000    SFX Broadcasting Inc., 10.75% due
                                                    5/15/2006                               34,918,750        38,237,500
                                                Sinclair Broadcasting Group Inc.:
                    B      B2     15,000,000        10% due 12/15/2003                      15,036,250        15,825,000
                    B      B2     50,000,000        10% due 9/30/2005                       50,343,269        52,750,000
                    B      B2      9,700,000        9% due 7/15/2007                         9,627,669         9,675,750
                                                                                        --------------    --------------
                                                                                           146,291,463       156,705,500

Building            BB     B1     15,000,000    Cemex S.A., 12.75% due 7/15/2006 (j)        15,000,000        18,187,500
Materials--1.0%                                 Nortek Inc.:
                    B-     B3     20,550,000        9.875% due 3/01/2004                    20,362,365        21,089,438
                    B+     B1      9,000,000        9.25% due 3/15/2007                      8,947,980         9,180,000
                    BB+    Ba1    29,084,000    US Gypsum Corp., 8.75% due 3/01/2017        25,890,006        29,920,165
                                                                                        --------------    --------------
                                                                                            70,200,351        78,377,103



Merrill Lynch Corporate Bond Fund, Inc., High Income Portfolio
September 30, 1997


SCHEDULE OF INVESTMENTS (continued)
                  S&P     Moody's    Face                                                                       Value
Industries       Rating    Rating   Amount                    Issue                         Cost              (Note 1a)

Bonds (continued)
Cable--                                         American Telecasting, Inc. (a):
Domestic--7.2%      CCC+   Caa   $48,190,545        18.79% due 6/15/2004                $   31,646,184    $   18,071,454
                    CCC+   Caa     9,430,000        26.322% due 8/15/2005                    3,209,009         3,394,800
                    NR*    NR*    20,000,000    CCA Industries, Inc., 13% due
                                                    12/31/1999++++                          16,463,336        20,272,935
                    CCC+   Caa    10,500,000    CS Wireless Systems Inc., 12.041%
                                                    due 3/01/2001 (a)                        6,885,078         2,861,250
                                                Cablevision System Corp.:
                    BB-    B1     13,750,000        9.875% due 5/15/2006                    13,718,750        14,884,375
                    BB-    B1      5,000,000        10.50% due 5/15/2016                     4,900,000         5,681,250
                                                Century Communications Corporation:
                    BB-    Ba3    44,500,000        9.75% due 2/15/2002                     44,895,938        47,003,125
                    BB-    Ba3    42,000,000        9.50% due 3/01/2005                     41,400,313        44,021,250
                                                Comcast Corporation:
                    BB+    Ba3     5,000,000        9.125% due 10/15/2006                    5,112,500         5,362,500
                    BB+    Ba3    30,000,000        9.50% due 1/15/2008                     29,468,813        32,400,000
                    B-     B2     70,000,000    Echostar Communications Corp.,
                                                    11.712% due 6/01/2004 (a)(g)            57,924,669        63,350,000
                    B-     Caa    20,000,000    Echostar DBS Corp., 12.50% due
                                                    7/01/2002 (j)                           20,000,000        22,150,000
                    B      B2     31,000,000    Intermedia Capital Partners L.P.,
                                                    11.25% due 8/01/2006                    31,002,500        34,565,000
                                                Lenfest Communications, Inc.:
                    BB+    Ba3    50,000,000        8.375% due 11/01/2005                   47,987,450        50,312,500
                    BB-    B2     40,000,000        10.50% due 6/15/2006                    40,444,200        44,150,000
                    B      B1     50,000,000    Olympus Communications L.P.,
                                                    10.625% due 11/15/2006                  50,282,500        54,437,500
                    CCC+   Caa    25,000,000    People's Choice T.V. Corporation,
                                                    15.21% due 6/01/2004 (a)                16,168,415         9,250,000
                    BB+    Ba3    40,000,000    TCI Communications Inc., 9.65% due
                                                    3/31/2027                               40,258,360        44,361,200
                    B-     B3     40,000,000    TCI Satellite Entertainment, Inc.,
                                                    12.15% due 2/15/2007 (a)                24,001,842        26,200,000
                    B-     B3     50,338,000    Wireless One Inc., 13.50% due
                                                    8/01/2006 (a)(c)                        30,495,169        12,584,500
                                                                                        --------------    --------------
                                                                                           556,265,026       555,313,639

Cable--             NR*    NR*    79,117,000    Australis Media Ltd., 13.81% due
International--                                     5/15/2003 (a)(d)                        55,740,658        66,458,280
6.6%                B-     B2     10,000,000    Azteca Holdings S.A., 11% due
                                                    6/15/2002 (j)                            9,962,200        10,575,000
                    BB-    Baa3   59,000,000    Bell Cablemedia PLC, 11.86% due
                                                    9/15/2005 (a)                           41,968,542        51,256,250
                    B-     B2     55,000,000    Comcast UK Cable Partners Ltd.,
                                                    11.23% due 11/15/2007 (a)               39,047,129        43,312,500
                                                Diamond Cable Communications PLC (a):
                    B-     B3     15,000,000        11.366% due 12/15/2005                  10,673,390        11,259,375
                    B-     B3     25,000,000        10.87% due 2/15/2007                    15,680,873        16,375,000
                                                NTL Inc.:
                    B      B3     25,000,000        10% due 2/15/2007                       25,015,625        26,250,000
                    B-     B3     80,000,000        Series B, 11.701% due 2/01/2006 (a)     54,361,484        60,000,000
                    BB+    Ba3    12,500,000    Rogers Cablesystems Ltd., 10% due
                                                    3/15/2005                               12,769,375        13,734,375
                    BB-    B2      2,000,000    Rogers Communications, Inc., 9.125%
                                                    due 1/15/2006                            1,897,500         2,047,500
                    B+     B1     75,000,000    TeleWest Communications PLC, 11.02%
                                                    due 10/01/2007 (a)                      54,312,926        56,343,750
                    B-     B2     45,000,000    UIH Australia/Pacific Inc., Series B,
                                                    14% due 5/15/2006 (a)                   27,607,851        32,343,750



Merrill Lynch Corporate Bond Fund, Inc., High Income Portfolio
September 30, 1997


SCHEDULE OF INVESTMENTS (continued)
                  S&P     Moody's    Face                                                                       Value
Industries       Rating    Rating   Amount                    Issue                         Cost              (Note 1a)

Bonds (continued)
Cable--                                         United International Holdings,
International--                                 Inc. (a):
(concluded)         B-     B3    $ 5,000,000        12.18% due 11/15/1999               $    3,831,962    $    4,087,500
                    B-     B3     19,800,000        13.973% due 11/15/1999                  14,915,280        16,137,000
                    B-     B3     50,000,000        13.99% due 11/15/1999 (f)               37,512,035        40,875,000
                    BBB-   Ba3    11,250,000    Videotron Groupe L'TEE, 10.25%
                                                    due 10/15/2002                          11,322,500        11,910,938
                    B+     Baa3   50,000,000    Videotron Holdings PLC, 12.08%
                                                    due 7/01/2004 (a)                       39,279,465        46,750,000
                                                                                        --------------    --------------
                                                                                           455,898,795       509,716,218

Capital Goods--     BB-    B1     21,450,000    Essex Group Inc., 10% due 5/01/2003         21,546,500        22,629,750
0.9%                                            International Wire Group, Inc.:
                    B-     B3     25,000,000        11.75% due 6/01/2005                    24,986,250        27,500,000
                    B-     B3     15,000,000        11.75% due 6/01/2005 (j)                16,312,500        16,462,500
                                                                                        --------------    --------------
                                                                                            62,845,250        66,592,250

Chemicals--         BB-    Ba3    11,000,000    Agriculture Minerals & Chemicals
0.6%                                                Company, L.P., 10.75% due 9/30/2003     11,060,000        11,941,875
                                                ISP Holdings Inc.:
                    BB-    Ba3    19,502,000        9.75% due 2/15/2002                     19,502,000        20,867,140
                    BB-    Ba3    10,000,000        9% due 10/15/2003                        9,972,100        10,500,000
                                                                                        --------------    --------------
                                                                                            40,534,100        43,309,015

Computer            BB-    Ba1    38,500,000    Advanced Micro Devices, Inc., 11%
Services--                                          due 8/01/2003                           38,938,750        43,408,750
Electronics--                                   ComputerVision Corp.:
1.5%                B-     B3     17,000,000        11.375% due 8/15/1999                   16,438,750        12,920,000
                    B+     B2     12,500,000        8% due 12/01/2009                        6,802,473         7,093,750
                    CCC    B3     40,500,000    Dictaphone Corp., 11.75% due 8/01/2005      40,114,375        34,020,000
                    B+     B3     15,000,000    Jordan Telecom Products, 9.875% due
                                                    8/01/2007 (j)                           14,882,460        15,487,500
                                                                                        --------------    --------------
                                                                                           117,176,808       112,930,000

Conglomerates--     NR*    NR*     7,279,000    MacAndrews & Forbes Holdings, Inc.,
1.0%                                                13% due 3/01/1999                        6,779,200         7,342,691
                    B+     B3     26,000,000    Sequa Corp., 9.375% due 12/15/2003          25,146,563        27,105,000
                    BB-    NR*    45,000,000    Voto-Votorantim S.A., 8.50% due
                                                    6/27/2005 (j)                           44,657,900        44,662,500
                                                                                        --------------    --------------
                                                                                            76,583,663        79,110,191

Consumer            B      B3     90,000,000    Coleman Escrow Corp., 11.621% due
Products--                                          5/15/2001 (a)(j)                        59,799,783        61,650,000
2.6%                B+     Ba3    15,000,000    Coty Inc., 10.25% due 5/01/2005             15,000,000        16,162,500
                    B+     B1     45,880,000    International Semi-Tech Microelectronics,
                                                    Inc., 12.51% due 8/15/2003 (a)          31,498,207        28,789,700
                                                Revlon Consumer Products Corp.:
                    B      B2      3,500,000        9.50% due 6/01/1999                      3,213,774         3,605,000
                    B      B2     27,000,000        9.375% due 4/01/2001                    25,002,666        27,978,750
                    B-     B3      9,500,000        10.50% due 2/15/2003                     8,795,000        10,141,250
                    B+     B1      9,940,000    Samsonite Corporation, 11.125% due
                                                    7/15/2005                                9,596,733        11,431,000
                    B+     B1     33,550,000    Sealy Corp., 10.25% due 5/01/2003           33,915,500        35,479,125
                                                                                        --------------    --------------
                                                                                           186,821,663       195,237,325


Merrill Lynch Corporate Bond Fund, Inc., High Income Portfolio
September 30, 1997


SCHEDULE OF INVESTMENTS (continued)
                  S&P     Moody's    Face                                                                       Value
Industries       Rating    Rating   Amount                    Issue                         Cost              (Note 1a)

Bonds (continued)
Convertible         NR*    B3   $  6,195,000    Builders Transport, Inc., 8%
Bonds**--0.2%                                       due 8/15/2005 (3)                   $    3,614,250    $    4,026,750
                    BBB+   Ba1     6,375,000    Quantum Health Resources Inc.,
                                                    4.75% due 10/01/2000 (2)                 5,956,562         5,992,500
                    AAA    Caa     3,420,000    UNC, Inc., 7.50% due 3/31/2006 (1)           2,013,869         3,428,550
                                                                                        --------------    --------------
                                                                                            11,584,681        13,447,800

Diversified--0.1%   B-     B3     10,000,000    Foamex Capital Corp., 9.875%
                                                    due 6/15/2007 (j)                       10,000,000        10,375,000

Energy--7.5%        BB-    Ba3     5,400,000    Chesapeake Energy Corporation, 9.125%
                                                    due 4/15/2006                            5,386,850         5,535,000
                    B+     B2     50,000,000    Clark R&M Holdings, Inc., 10.997%
                                                    due 2/15/2000 (a)                       38,779,932        39,562,500
                    B+     B3      9,000,000    Clark USA Inc., Series B, 10.875%
                                                    due 12/01/2005                           9,000,000         9,787,500
                    BBB-   Ba3    17,500,000    Compania Naviera Perez Companc
                                                    S.A.C.F.I.M.F.A., 9% due
                                                    1/30/2004 (j)                           17,462,500        18,484,375
                    B      B2     20,000,000    Forcenergy, Inc., 8.50% due 2/15/2007       19,740,050        20,000,000
                    BBB-   Baa1   20,000,000    Global Marine Inc., 12.75% due
                                                    12/15/1999                              20,047,500        20,925,000
                    B      B1     22,000,000    KCS Energy Inc., 11% due 1/15/2003          22,723,750        24,200,000
                    BBB-   B1     17,750,000    Maxus Energy Corp., 9.875% due
                                                    10/15/2002                              16,726,250        18,641,848
                    BBB-   Baa3   28,000,000    Oleoducto Centrale S.A., 9.35%
                                                    due 9/01/2005 (j)                       27,967,500        30,035,264
                    B+     B1     25,500,000    Parker Drilling Co., 9.75% due
                                                    11/15/2006                              25,510,725        27,157,500
                                                Petroleo Brasileiro S.A.--Petrobras:
                    BB-    B1     15,000,000        10% due 10/17/2006 (j)                  14,869,813        15,975,000
                    B+     B1     13,000,000        10% due 10/17/2006                      13,107,500        13,845,000
                    B+     Ba2    11,250,000    Rowan Companies, Inc., 11.875% due
                                                    12/01/2001                              11,335,000        11,812,500
                    BB+    Ba3    25,000,000    Seagull Energy Corp., 8.625% due
                                                    8/01/2005                               24,990,000        26,312,500
                                                TransAmerican Energy (j):
                    B+     B3     21,450,000        11.50% due 6/15/2002                    21,264,000        21,450,000
                    B+     B3    265,700,000        13.206% due 6/15/2002 (a)              212,568,606       212,227,875
                    BB     Ba2    15,000,000    Triton Energy Corp., 9.25% due
                                                    4/15/2005                               14,936,550        15,843,750
                    B-     B2     20,000,000    United Refining Co., 10.75% due
                                                    6/15/2007 (j)                           20,000,000        20,700,000
                    BBB-   Ba3    25,000,000    Yacimientos Petroliferos Fiscales S.A.
                                                    (YPF) (Sponsored), 8% due 2/15/2004     19,967,500        25,468,750
                                                                                        --------------    --------------
                                                                                           556,384,026       577,964,362

Entertainment--     B-     B2     40,000,000    AMF Group Inc., Series B, 12.45%
1.2%                                                due 3/15/2006 (a)                       26,169,962        30,000,000
                    B      B2     60,000,000    Six Flags Theme Parks Inc., 11.566%
                                                    due 6/15/2000 (a)                       57,417,967        62,850,000
                                                                                        --------------    --------------
                                                                                            83,587,929        92,850,000

Finance--0.5%                                   Polysindo International Finance Co.:
                    BB+    Ba2     5,800,000        11.375% due 6/15/2006                    6,325,750         6,325,750
                    BB+    Ba2    10,000,000        9.375% due 7/30/2007                     9,970,020         9,862,500
                    B-     B3     17,500,000    Salem Communications Corp., 9.50% due
                                                    10/01/2007 (j)                          17,589,375        17,893,750
                                                                                        --------------    --------------
                                                                                            33,885,145        34,082,000


Merrill Lynch Corporate Bond Fund, Inc., High Income Portfolio
September 30, 1997


SCHEDULE OF INVESTMENTS (continued)
                  S&P     Moody's    Face                                                                       Value
Industries       Rating    Rating   Amount                    Issue                         Cost              (Note 1a)

Bonds (continued)
Financial                                       First Nationwide Holdings Inc.:
Services--1.1%      B      B3    $17,000,000        12.50% due 4/15/2003                $   16,806,710    $   19,167,500
                    B      Ba3    12,000,000        10.625% due 10/01/2003                  12,000,000        13,290,000
                    BB+    B1      9,000,000    Penncorp Financial Group Inc., 9.25%
                                                    due 12/15/2003                           9,090,000         9,517,500
                                                Reliance Group Holdings Inc.:
                    BB+    Ba3     7,425,000        9% due 11/15/2000                        6,798,125         7,771,525
                    BB-    B1     22,575,000        9.75% due 11/15/2003                    21,362,500        23,913,245
                    BB-    NR*    13,000,000    Veritas Holdings GMBH, 9.625%
                                                    due 12/15/2003 (j)                      13,000,000        13,877,500
                                                                                        --------------    --------------
                                                                                            79,057,335        87,537,270

Food &                                          Chiquita Brands International Inc.:
Beverage--2.6%      B+     B1     30,000,000        9.125% due 3/01/2004                    29,585,625        30,975,000
                    B+     B1     20,000,000        10.25% due 11/01/2006                   19,881,400        21,850,000
                    B      B3     23,450,000    Curtice Burns Food, Inc., 12.25%
                                                    due 2/01/2005                           23,562,125        25,970,875
                    BB+    NR*    15,000,000    DGS International Finance Co.,
                                                    10% due 6/01/2007(j)                    14,915,700        15,337,500
                    B-     B3     23,463,000    Envirodyne Industries, Inc., 10.25%
                                                    due 12/01/2001                          22,781,845        23,638,973
                    B+     B2     25,000,000    Fresh Del Monte Corp., 10% due
                                                    5/01/2003                               25,012,500        26,500,000
                    B-     B2     24,000,000    International Home Foods, Inc.,
                                                    10.375% due 11/01/2006                  24,000,000        26,640,000
                    B      B2     12,000,000    Southern Foods SFG, 9.875% due
                                                    9/01/2007 (j)                           12,000,000        12,510,000
                    B+     B1     18,000,000    Texas Bottling Group, Inc., 9% due
                                                    11/15/2003                              18,002,500        18,720,000
                                                                                        --------------    --------------
                                                                                           189,741,695       202,142,348

Foreign             BB-    NR*     7,000,000    City of Saint Petersburgh, 9.50% due
Government                                          6/18/2002 (j)                            6,976,270         7,236,250
Obligations--                                   Republic of Argentina:
1.6%                BB     Ba3    35,000,000        11% due 10/09/2006                      35,133,680        40,031,250
                    BB     B3     30,750,000        Global Bonds, 11.375% due 1/30/2017     31,692,220        35,885,250
                    BB-    B1      9,500,000    Republic of Brazil, Global Bonds,
                                                    10.125% due 5/15/2027                    8,857,230         9,517,813
                    BB     Ba2    25,000,000    United Mexican States, Government
                                                    Bonds, 11.50% due 5/15/2026             26,375,000        30,475,000
                                                                                        --------------    --------------
                                                                                           109,034,400       123,145,563

Gaming--3.8%        BB-    B1     15,000,000    Boyd Gaming Corporation, 9.50% due
                                                    7/15/2007(j)                            14,848,500        15,337,500
                    B+     B2     37,000,000    GB Property Funding Corp., 10.875%
                                                    due 1/15/2004                           35,072,500        33,392,500
                    BB     Ba3    20,000,000    Grand Casinos Inc., 10.125% due
                                                    12/01/2003                              19,837,500        21,250,000
                    D      Caa    60,115,000    Harrah's Jazz Co., 14.25% due
                                                    11/15/2001(i)                           49,536,050        23,144,275
                    B+     B2     20,000,000    Hollywood Casino Corp., 12.75%
                                                    due 11/01/2003                          19,230,296        21,950,000
                    BB-    Ba3    25,000,000    Showboat Inc., 9.25% due 5/01/2008          25,264,625        26,000,000
                    B+     B2     25,000,000    Station Casinos Inc., 9.75% due
                                                    4/15/2007                               24,279,564        25,062,500
                    BB-    B1     90,000,000    Trump Atlantic City Associates, 11.25%
                                                    due 5/01/2006                           88,879,062        87,412,500
                    NR*    Caa    40,000,000    Trump's Castle Funding, Inc., 11.75%
                                                    due 11/15/2003                          36,141,840        37,550,000
                                                                                        --------------    --------------
                                                                                           313,089,937       291,099,275



Merrill Lynch Corporate Bond Fund, Inc., High Income Portfolio
September 30, 1997


SCHEDULE OF INVESTMENTS (continued)
                  S&P     Moody's    Face                                                                       Value
Industries       Rating    Rating   Amount                    Issue                         Cost              (Note 1a)

Bonds (continued)
Health Care--       B-     B2    $20,000,000    Sun Healthcare Group, Inc., 9.50%
0.3%                                                due 7/01/2007 (j)                   $   19,750,653    $   20,700,000

Health Services--   B+     B1     45,200,000    Beverly Enterprises, Inc., 9%
2.0%                                                due 2/15/2006                           44,200,550        47,460,000
                    B+     Ba3    52,390,000    Fresensius Medical Care AG, 9%
                                                    due 12/01/2006                          52,771,550        54,551,088
                    B      B3     16,800,000    Imed Corp., 9.75% due 12/01/2006 (j)        16,994,312        17,472,000
                    B+     Ba3    30,000,000    Tenet Healthcare Corp., 8.625% due
                                                    1/15/2007                               29,968,200        31,125,000
                                                                                        --------------    --------------
                                                                                           143,934,612       150,608,088

Home Builders--     B-     B2      4,000,000    Del E. Webb Corp., 9% due 2/15/2006          3,140,000         3,990,000
0.9%                B+     Ba3    20,000,000    Greystone Homes Inc., 10.75% due
                                                    3/01/2004                               19,115,000        22,000,000
                    NR*    Ba2    12,000,000    Ryland Group, Inc. (The), 10.50%
                                                    due 7/01/2006                           11,818,440        13,380,000
                    BB-    B1     32,000,000    U.S. Home Corp., 8.88% due 8/15/2007        32,017,500        32,640,000
                                                                                        --------------    --------------
                                                                                            66,090,940        72,010,000

Hotels--1.8%        BB-    Ba3    80,000,000    HMC Acquisition Properties, 9%
                                                    due 12/15/2007                          79,272,500        82,600,000
                                                HMH Properties Inc.:
                    BB-    Ba3    40,000,000        9.50% due 5/15/2005                     39,139,765        42,150,000
                    BB-    Ba3    15,500,000        8.875% due 7/15/2007 (j)                15,519,375        15,984,375
                                                                                        --------------    --------------
                                                                                           133,931,640       140,734,375

Independent                                     AES Corporation (The):
Power               B+     Ba1    30,000,000        10.25% due 7/15/2006                    30,000,000        32,850,000
Producers--2.6%     B+     Ba1    21,000,000        8.375% due 8/15/2007                    20,901,300        21,157,500
                    BB     Ba2    30,000,000    CE Casecnan Water & Energy Co., 11.45%
                                                    due 11/15/2005                          30,000,000        32,700,000
                    BB+    Ba2    20,000,000    California Energy Company, Inc.,
                                                    9.875% due 6/30/2003                    20,122,500        21,567,500
                    BB-    Ba3    36,000,000    Calpine Corporation, 8.75%
                                                    due 7/15/2007 (j)                       36,018,825        36,810,000
                    NR*    NR*    18,500,000    Consolidated Hydro, Inc., 12.22%
                                                    due 7/15/2003 (a)(i)                    15,656,356        12,117,500
                                                Midland Cogeneration Venture Limited
                                                Partnership:
                    BB     Ba3     3,582,146        10.33% due 7/23/2002++                   3,834,394         3,897,875
                    BB     Ba3    18,150,093        10.33% due 7/23/2002++                  18,802,604        19,752,655
                    B      B2     11,250,000        11.75% due 7/23/2005                    11,310,000        13,369,274
                    B      B2      5,500,000        13.25% due 7/23/2006                     6,002,565         6,961,625
                                                                                        --------------    --------------
                                                                                           192,648,544       201,183,929

Industrial          CCC    B3      7,912,000    Thermadyne Industries, Inc., 10.75%
Services--0.1%                                      due 11/01/2003                           7,914,802         8,505,400

Insurance--0.1%     BB+    Ba3    10,000,000    SIG Capital Trust I, 9.50% due
                                                    8/15/2027 (j)                           10,000,000        10,100,000

Media &             B      Ba2     5,000,000    CANTV Finance Ltd., 9.25% due
Communications--                                    2/01/2004                                4,990,500         5,150,000
International--                                 Comtel Brasileira Ltd.:
2.6%                BB-    B1     29,500,000        10.75% due 9/26/2004 (j)                29,500,000        31,380,625
                    BB-    B1        500,000        10.75% due 9/26/2004 (k)                   517,500           529,287
                    BB-    B1     39,000,000    Globo Communicacoes e Participacoes,
                                                    Ltd., 10.50% due 12/20/2006 (j)         39,179,450        40,803,750



Merrill Lynch Corporate Bond Fund, Inc., High Income Portfolio
September 30, 1997


SCHEDULE OF INVESTMENTS (continued)
                  S&P     Moody's    Face                                                                       Value
Industries       Rating    Rating   Amount                    Issue                         Cost              (Note 1a)

Bonds (continued)
Media &                                         Grupo Televisa, S.A. de C.V.:
Communications--    BB     Ba3  $  2,500,000        11.375% due 5/15/2003               $    2,637,500    $    2,771,875
International       BB     Ba3    39,000,000        11.875% due 5/15/2006                   42,079,687        45,093,750
(concluded)         BB     Ba3    15,000,000        11.363% due 5/15/2008 (a)               10,867,924        11,287,500
                    NR*    NR*    15,000,000    Orion Network Systems, Inc., 11.25%
                                                    due 1/15/2007 (e)                       15,000,000        16,500,000
                    BBB-   Ba3    40,000,000    Telefonica de Argentina S.A., 11.875%
                                                    due 11/01/2004                          38,763,075        48,500,000
                                                                                        --------------    --------------
                                                                                           183,535,636       202,016,787

Metals &            NR*    B1     70,000,000    CSN Iron S.A., 9.125% due
Mining--2.5%                                        6/01/2007 (j)                           68,687,500        69,125,000
                    CCC+   B2     50,000,000    Kaiser Aluminum & Chemical Corp.,
                                                    12.75% due 2/01/2003                    51,088,125        54,031,250
                                                Maxxam Group, Inc.:
                    CCC+   B3     11,750,000        11.25% due 8/01/2003                    11,816,250        12,513,750
                    CCC+   B3     41,155,000        12.37% due 8/01/2003 (a)                37,122,869        38,068,375
                    BB-    Ba3    18,000,000    Murrin Murrin Holdings, Inc., 9.375%
                                                    due 8/31/2007(j)                        18,000,000        18,585,000
                                                                                        --------------    --------------
                                                                                           186,714,744       192,323,375

Packaging--0.5%     B+     B3     15,000,000    Printpack Inc., 10.625% due 8/15/2006       15,000,000        16,237,500
                    B      B1     12,000,000    Silgan Corp., 9% due 6/01/2009              12,000,000        12,315,000
                    B+     Ba3    10,000,000    Vicap S.A., 11.375% due 5/15/2007 (j)        9,947,000        11,137,500
                                                                                        --------------    --------------
                                                                                            36,947,000        39,690,000

Paper & Forest      BB     Ba3    35,500,000    APP International Finance Co., 11.75%
Products--4.8%                                      due 10/01/2005                          35,306,250        38,340,000
                    B      B3     50,000,000    Ainsworth Lumber Company, 12.50% due
                                                    7/15/2007++++(j)                        48,619,000        48,589,525
                                                Container Corporation of America:
                    B+     B2     15,420,000        9.75% due 4/01/2003                     15,433,400        16,730,700
                    B+     B1     13,000,000        11.25% due 5/01/2004                    13,000,000        14,381,250
                    BB-    B1     60,000,000    Doman Industries Ltd., 8.75% due
                                                    3/15/2004                               57,006,250        59,475,000
                    BB-    Ba3     5,000,000    Indah Kiat Finance Maurtitius, 10% due
                                                    7/01/2007                                4,875,000         4,937,500
                    BB     Ba2    14,500,000    P.T. Indah Kiat International Finance,
                                                    12.50% due 6/15/2006                    14,572,500        16,095,000
                    B      B3     27,220,000    Pacific Lumber Co., 10.50% due
                                                    3/01/2003                               26,868,237        28,308,800
                    Ba3    BB      5,000,000    Pindo Deli Finance Mauritius, 10.75%
                                                    due 10/01/2007 (j)                       4,984,900         4,984,900
                    CC     Caa    25,500,000    Repap New Brunswick, Inc., 10.625%
                                                    due 4/15/2005                           25,597,500        25,181,250
                    BBB+   Ba2    25,000,000    Repap Wisconsin Inc., 9.25% due
                                                    2/01/2002                               23,537,500        26,375,000
                                                Riverwood International Corp.:
                    B-     B3     15,000,000        10.25% due 4/01/2006                    14,396,250        15,412,500
                    CCC+   Caa    30,000,000        10.875% due 4/01/2008                   29,248,750        29,962,500
                    B+     B1     15,000,000    S.D. Warren Co., 12% due 12/15/2004         15,000,000        16,987,500
                    BB     Ba3    25,000,000    Tjiwi Kimia Finance Mauritius, 10%
                                                    due 8/01/2004 (j)                       24,680,750        24,718,750
                                                                                        --------------    --------------
                                                                                           353,126,287       370,480,175



Merrill Lynch Corporate Bond Fund, Inc., High Income Portfolio
September 30, 1997


SCHEDULE OF INVESTMENTS (continued)
                  S&P     Moody's    Face                                                                       Value
Industries       Rating    Rating   Amount                    Issue                         Cost              (Note 1a)

Bonds (continued)
Product             B-     B3    $42,000,000    AmeriServ Food Company, 10.125% due
Distribution--                                      7/15/2007 (j)                       $   42,000,000    $   43,680,000
0.7%                B+     B3     12,000,000    Fleming Companies, Inc., 10.50% due
                                                    12/01/2004 (j)                          11,930,280        12,600,000
                                                                                        --------------    --------------
                                                                                            53,930,280        56,280,000

Publishing &                                    Hollinger International, Inc.:
Printing--0.7%      BB+    Ba3     5,000,000        8.625% due 3/15/2005                     4,975,000         5,156,250
                    BB-    B1     21,500,000        9.25% due 2/01/2006                     20,925,312        22,386,875
                    BB-    B1      3,000,000        9.25% due 3/15/2007                      2,980,740         3,135,000
                    BB-    B1     20,000,000    World Color Press, Inc., 9.125%
                                                    due 3/15/2003                           20,019,375        21,000,000
                                                                                        --------------    --------------
                                                                                            48,900,427        51,678,125

Restaurants--       B+     Ba3    27,000,000    Foodmaker, Inc., 9.75% due 11/01/2003       26,216,200        28,215,000
0.4%

Specialty           NR*    NR*    25,087,000    Cumberland Farms, Inc. DE, 10.50%
Retailing--0.3%                                     due 10/01/2003                          23,922,651        25,212,435

Steel--2.0%         BB-    Ba2    25,000,000    A.K. Steel Holding Corp., 9.125%
                                                    due 12/15/2006                          25,056,250        26,531,250
                    BB     Ba3    17,000,000    Hysla, S.A. de C.V., 9.25% due
                                                    9/15/2007 (j)                           16,902,930        17,351,900
                    B+     B1     10,000,000    Ivaco Inc., 11.50% due 9/15/2005             9,800,000        11,025,000
                    B      B3     25,000,000    Republic Engineered Steel Inc.,
                                                    9.875% due 12/15/2001                   24,117,500        24,187,500
                    B+     B2     25,000,000    WCI Steel Inc., 10% due 12/01/2004          25,000,000        26,625,000
                    B      B2     23,000,000    Weirton Steel Inc., 10.75% due
                                                    6/01/2005                               22,413,750        24,552,500
                    BB-    B2     20,000,000    Wheeling-Pittsburg Steel Corp.,
                                                    9.375% due 11/15/2003                   18,670,000        20,650,000
                                                                                        --------------    --------------
                                                                                           141,960,430       150,923,150

Supermarkets--                                  Pueblo Xtra International Inc.:
0.7%                B-     B3     21,075,000        9.50% due 8/01/2003                     19,460,250        20,916,938
                    B-     B3      3,000,000        9.50% due 8/01/2003                      2,721,362         3,000,000
                                                Ralph's Grocery Co.:
                    B      B1     20,000,000        10.45% due 6/15/2004                    19,042,413        22,000,000
                    B      B1     10,000,000        10.45% due 6/15/2004                     9,702,500        10,975,000
                                                                                        --------------    --------------
                                                                                            50,926,525        56,891,938

Telephone           CCC    NR*    20,000,000    McCaw International Ltd., 12.47%
Communications--                                    due 4/15/2007 (a)                       11,773,925        12,100,000
0.2%

Telephone--                                     Brooks Fiber Properties Inc. (a):
Competitive         NR*    NR*    42,000,000        11.399% due 3/01/2006                   28,309,062        33,705,000
Local Exchange      NR*    NR*    39,000,000        11.568% due 11/01/2006                  24,906,869        30,566,250
Carriers--1.5%      B      B3      8,000,000    Nextlink Communications, 9.625% due
                                                    10/01/2007                               8,000,000         8,000,000
                    B      B1     40,000,000    Teleport Communications Group Inc.,
                                                    9.875% due 7/01/2006                    40,943,500        43,600,000
                                                                                        --------------    --------------
                                                                                           102,159,431       115,871,250

Textiles--0.4%      B+     B2     25,000,000    Westpoint Stevens Inc., 9.375%
                                                    due 12/15/2005                          25,100,000        26,312,500



Merrill Lynch Corporate Bond Fund, Inc., High Income Portfolio
September 30, 1997


SCHEDULE OF INVESTMENTS (continued)
                  S&P     Moody's    Face                                                                       Value
Industries       Rating    Rating   Amount                    Issue                         Cost              (Note 1a)

Bonds (continued)
Transportation--    BB-    NR*   $38,000,000    Autopistas del Sol S.A., 10.25% due
3.5%                                                8/01/2009 (j)                       $   38,000,000    $   38,855,000
                    BB-    Ba2    25,000,000    Eletson Holdings, Inc., 9.25% due
                                                    11/15/2003                              24,472,500        25,625,000
                    BB     Ba3    35,000,000    GS Superhighway Holdings, 10.25%
                                                    due 8/15/2007 (j)                       34,719,800        35,087,500
                    BB     Ba2    20,000,000    Gearbulk Holdings, Ltd., 11.25% due
                                                    12/01/2004                              20,518,750        22,150,000
                    BB-    Ba3    10,000,000    Stena AB, 8.75% due 6/15/2007               10,000,000        10,000,000
                                                TFM, S.A. de C.V. (j):
                    B+     B2      2,000,000        10.25% due 6/15/2007                     2,000,000         2,110,000
                    B+     B2     21,500,000        11.767% due 6/15/2009 (a)               12,541,639        14,351,250
                                                Transportacion Maritima Mexicana,
                                                S.A. de C.V.:
                    BB-    Ba3    20,000,000        9.25% due 5/15/2003                     17,092,750        20,450,000
                    BB-    Ba3    29,800,000        (Class A), 10% due 11/15/2006           29,422,250        30,768,500
                    NR*    B3     54,606,000    Transtar Holdings L.P., 12.04% due
                                                    12/15/2003 (a)                          43,031,646        47,643,735
                    BB     Ba2    19,841,000    Viking Star Shipping Co., Inc., 9.625%
                                                    due 7/15/2003                           19,886,000        20,833,050
                                                                                        --------------    --------------
                                                                                           251,685,335       267,874,035

US Government       AAA    Aaa   115,000,000    US Treasury Bonds, 6.25% due 8/15/2023     105,307,800       111,657,669
Obligations--1.5%

Utilities--4.5%     BB-    B1     34,469,000    Beaver Valley Funding Corp., 9%
                                                    due 6/01/2017                           31,081,506        37,498,134
                    BB     Ba2     7,000,000    Cleveland Electric Illuminating Co.,
                                                    9.50% due 5/15/2005                      6,986,560         7,706,370
                    NR*    NR*    20,000,000    Companhia de Saneamento Basico do
                                                    Estado de Sao-Paulo, 10% due
                                                    7/28/2005 (j)                           20,000,000        20,055,060
                    BB-    B1     65,000,000    Espirito Santo-Escelsa S.A., 10%
                                                    due 7/15/2007 (j)                       64,918,750        65,464,100
                    NR*    NR*    37,000,000    Inversora de Electrica, 9% due
                                                    9/16/2004 (j)                           36,895,000        36,958,190
                    BBB-   B1     40,000,000    Metrogas S.A., 12% due 8/15/2000            40,031,875        44,600,000
                    NR*    NR*    15,546,848    Sunflower Electric Power Corp., 8% due
                                                    12/31/2016++ (k)                        10,198,292        11,329,766
                    BB-    Ba3    20,000,000    Texas-New Mexico Power Corp., 10.75%
                                                    due 9/15/2003                           20,065,000        21,650,000
                    BBB-   Baa3   41,823,600    Trans Gas de Occidente, 9.79% due
                                                    11/01/2010++ (j)                        41,898,285        43,932,973
                                                Tucson Electric & Power Co.++ (k):
                    NR*    NR*    33,847,781        10.21% due 1/01/2009                    32,005,359        34,631,696
                    NR*    NR*    21,526,207        10.732% due 1/01/2013                   20,326,836        22,176,083
                                                                                        --------------    --------------
                                                                                           324,407,463       346,002,372

Waste               B+     B3     20,000,000    Allied Waste North America, 10.25%
Management--                                        due 12/01/2006                          20,000,000        21,950,000
0.4%                D      Ca     23,700,000    Mid-American Waste Systems, Inc.,
                                                    12.25% due 2/15/2003 (i)                23,667,250        11,020,500
                                                                                        --------------    --------------
                                                                                            43,667,250        32,970,500

Wireless            BB+    Ba3    35,000,000    Comcast Cellular Communications,
Communications--                                    Inc., 9.50% due 5/01/2007 (j)           35,271,750        36,750,000
Domestic Paging &   CCC-   B3     30,000,000    Dial Call Communications, 13.852%
Cellular--3.9%                                      due 4/15/2004 (a)                       22,966,039        28,125,000
                                                Mobilemedia Communication, Inc. (i):
                    D      C      33,000,000        11.58% due 12/01/2003 (a)               25,098,450         5,940,000
                    D      C      12,126,000        9.375% due 11/01/2007                   10,618,705         2,758,665
                    CCC    B3     80,000,000    Nextel Communications Inc., 12.08%
                                                    due 8/15/2004 (a)                       61,931,139        69,250,000



Merrill Lynch Corporate Bond Fund, Inc., High Income Portfolio
September 30, 1997


SCHEDULE OF INVESTMENTS (continued)
                  S&P     Moody's    Face                                                                       Value
Industries       Rating    Rating   Amount                    Issue                         Cost              (Note 1a)

Bonds (concluded)
Wireless            NR*    NR*   $21,000,000    Page Mart Inc., 12.74% due
Communications--                                    11/01/2003 (a)                      $   18,096,286    $   19,267,500
Domestic Paging &   B      B2     75,000,000    Paging Network, Inc., 10% due
Cellular                                            10/15/2008                              74,756,250        77,625,000
(concluded)         B-     B2     19,730,000    USA Mobile Communications Holdings,
                                                    Inc., 9.50% due 2/01/2004               18,997,875        19,360,063
                    B+     B1     25,000,000    Vanguard Cellular Systems, Inc.,
                                                    9.375% due 4/15/2006                    24,975,250        25,937,500
                    B-     B3     15,000,000    Western Wireless Corp., 10.50%
                                                    due 2/01/2007                           15,062,500        15,787,500
                                                                                        --------------    --------------
                                                                                           307,774,244       300,801,228

Wireless            B+     B3     53,472,000    Comunicacion Celular S.A., 12.76%
Communications--                                    due 11/15/2003 (a)(h)                   36,454,358        41,708,160
International       B-     B3     90,000,000    Millicom International Cellular
Paging &                                            S.A., 13.39% due 6/01/2006 (a)          56,124,360        69,975,000
Cellular--1.5%                                                                          --------------    --------------
                                                                                            92,578,718       111,683,160

                                                Total Investments in Bonds--84.7%        6,191,012,568     6,497,698,637


                                     Shares
                                      Held

Preferred Stocks

Broadcasting--Radio &                  2,694    Paxson Communications Corp.
Television--0.2%                                    Convertible)(j)                          2,575,292         2,997,075
                                     139,100    SFX Broadcasting Inc. (Convertible)(j)      13,910,000        16,066,050
                                                                                        --------------    --------------
                                                                                            16,485,292        19,063,125

Cable--Domestic--0.3%                177,276    Cablevision Systems Corp. (Series M)        14,634,820        19,478,201

Cable--International--0.3%            20,810    NTL Inc.                                    20,816,975        23,671,375

Entertainment--1.3%                   87,097    Time Warner Inc. (Series M)++++             87,692,511        99,399,451

Financial Services--0.4%           1,230,000    California Federal Bank (Series A)          30,815,000        32,287,500

Independent Power Producers--0.0%     29,517    Consolidated Hydro, Inc. (Series H)(i)      14,891,917         2,966,458

Paper & Forest Products--0.3%        435,000    S.D. Warren Co. (Series B)                  13,847,190        20,118,750

Publishing &                         421,000    K-III Communications Corp.                  10,562,750        11,367,000
Printing--0.5%                       152,870    K-III Communications Corp. (Series B)       15,398,238        16,605,495
                                     125,000    K-III Communications Corp. (Series D)       12,500,000        13,343,750
                                                                                        --------------    --------------
                                                                                            38,460,988        41,316,245

Steel--0.2%                          550,000    USX Capital LLC (Series A)                  13,750,000        14,059,375

Telephone--Competitive                10,431    Intermedia Communications Inc.
Local Exchange Carriers--0.2%                       (Series B)(Convertible)(j)              10,452,011        12,517,200

Utilities--0.0%                        6,446    El Paso Electric Company                       701,722           717,117

Wireless Communications--             20,000    Nextel Communications Inc. (j)              20,000,000        22,475,000
Domestic Paging & Cellular--0.3%

                                                Total Investments in
                                                Preferred Stocks--4.0%                     282,548,426       308,069,797


Merrill Lynch Corporate Bond Fund, Inc., High Income Portfolio
September 30, 1997


SCHEDULE OF INVESTMENTS (continued)
                                    Shares                                                                      Value
Industries                           Held                    Issue                         Cost               (Note 1a)

Common Stocks
Cable--Domestic--0.1%                  2,887    CS Wireless Systems Inc. (i)            $       20,336    $           58
                                     195,096    Echostar Communications Corp.
                                                    (Series A)(i)                            1,385,894         4,755,465
                                                                                        --------------    --------------
                                                                                             1,406,230         4,755,523

Consumer Products--0.1%              200,369    Culligan Water Technologies Inc. (i)         1,686,248         9,216,974

Energy--0.0%                           8,176    Pioneer Natural Resources Co.                  199,648           342,370

Entertainment--0.2%                1,191,381    On Command Corporation (i)(l)               52,121,914        16,158,105

Industrial Services--0.0%             11,400    Thermadyne Industries, Inc. (i)                165,300           340,575

Wireless Communications--            170,421    Nextel Communications Inc. (i)               2,749,981         4,910,255
Paging & Cellular--0.1%

                                                Total Investments in
                                                Common Stocks--0.5%                         58,329,321        35,723,802


Trusts & Warrants

Cable--Domestic--0.0%                177,500    American Telecasting Inc.
                                                    (Warrants)(b)                              413,723            79,875
                                      25,000    People's Choice T.V. Corp.
                                                    (Warrants)(b)                              140,353            14,062
                                                                                        --------------    --------------
                                                                                               554,076            93,937

Entertainment--0.0%                  370,886    On Command Corporation (Warrants)(b)(l)      2,967,104         2,318,037

Gaming--0.0%                           7,550    Goldriver Hotel & Casino Corp.
                                                    Liquidating Trust (i) (k)                  192,320                 0
                                     113,386    Trump Castle Funding, Inc.
                                                    (Warrants)(b)                                    0                 0
                                                                                        --------------    --------------
                                                                                               192,320                 0

Independent Power Producers--0.0%     18,000    Consolidated Hydro, Inc. (Warrants)(b)         390,123           261,000

Wireless Communications--             57,040    Page Mart Inc. (Warrants)(b)                   236,127           402,845
Domestic Paging & Cellular--0.0%

Wireless Communications--             53,472    Comunicacion Celular S.A.
International Paging & Cellular--0.0%               (Warrants)(b)(j)                           109,680           340,884


                                                Total Investments in Trusts &
                                                Warrants--0.0%                               4,449,430         3,416,703


                                     Face
                                    Amount
Short-Term Securities

Commercial                       $30,000,000    Atlantic Asset Securitization Corp.,
Paper***--8.7%                                      5.56% due 10/15/1997                    29,935,133        29,935,133
                                  40,000,000    Corporate Receivables Corp., 5.53%
                                                    due 10/15/1997                          39,913,978        39,913,978
                                                Countrywide Home Loans Inc.:
                                  70,000,000        5.53% due 10/23/1997                    69,763,439        69,763,439
                                  24,000,000        5.54% due 10/24/1997                    23,915,053        23,915,053
                                  30,000,000    Eureka Securitization Inc., 5.53%
                                                    due 10/09/1997                          29,963,133        29,963,133
                                                Finova Capital Corp.:
                                  20,500,000        5.52% due 10/23/1997                    20,430,847        20,430,847
                                  15,000,000        5.54% due 11/06/1997                    14,916,900        14,916,900
                                  40,000,000        5.54% due 11/14/1997                    39,729,156        39,729,156



Merrill Lynch Corporate Bond Fund, Inc., High Income Portfolio
September 30, 1997


SCHEDULE OF INVESTMENTS (concluded)
                                     Face                                                                       Value
                                    Amount                    Issue                         Cost              (Note 1a)

Short-Term Securities (concluded)
Commercial                                      General Motors Acceptance Corp.:
Paper***                        $  4,985,000        5.65% due 10/01/1997                $    4,985,000    $    4,985,000
(concluded)                       68,197,000        6.50% due 10/01/1997                    68,197,000        68,197,000
                                  65,478,000    Lexington Parker, 5.54% due 11/04/1997      65,135,405        65,135,405
                                                Morgan Stanley Group Inc.:
                                  50,000,000        5.51% due 10/07/1997                    49,954,083        49,954,083
                                  50,000,000        5.52% due 10/29/1997                    49,785,333        49,785,333
                                  60,000,000    Navistar Financial Corp., 5.92%
                                                    due 10/22/1997                          59,792,800        59,792,800
                                                Onyx Corp.:
                                  30,000,000        5.95% due 10/03/1997                    29,990,082        29,990,082
                                  15,000,000        5.95% due 10/14/1997                    14,967,771        14,967,771
                                  20,000,000        5.95% due 11/06/1997                    19,884,216        19,884,216
                                  35,000,000    Three Rivers Funding Inc., 5.53%
                                                    due 10/10/1997                          34,951,613        34,951,613
                                                                                        --------------    --------------
                                                                                           666,210,942       666,210,942

US Government Agency                            Federal National Mortgage Association:
Obligations***--1.4%              35,000,000        5.42% due 10/08/1997                    34,963,114        34,963,114
                                  30,000,000        5.40% due 10/14/1997                    29,941,500        29,941,500
                                  45,000,000        5.48% due 10/14/1997                    44,910,950        44,910,950
                                                                                        --------------    --------------
                                                                                           109,815,564       109,815,564

                                                Total Investments in
                                                Short-Term Securities--10.1%               776,026,506       776,026,506

Total Investments--99.3%                                                                $7,312,366,251     7,620,935,445
                                                                                        ==============
Other Assets Less Liabilities--0.7%                                                                           54,813,952
                                                                                                          --------------
Net Assets--100.0%                                                                                        $7,675,749,397
                                                                                                          ==============


  ++Subject to principal paydowns.
++++Represents a pay-in-kind security which may pay
    interest/dividends in additional face/shares.
   *Not Rated.
  **Industry classifications for convertible bonds are:
    (1) Conglomerates; (2) Health Services; (3) Transportation Services. ***Commercial Paper and certain US Government Agency Obligations are traded on a discount basis; the interest rates shown are the discount rates paid at the time of purchase by the Portfolio.
 (a)Represents a zero coupon or step bond; the interest rate shown is the effective yield at the time of purchase by the Portfolio.
 (b)Warrants entitle the Portfolio to purchase a predetermined number of shares of common stock/face amount of bonds. The purchase price and number of shares/face amount are subject to adjustment under certain conditions until the expiration date.
 (c)Each $1,000 face amount contains one warrant of Wireless One Inc.
 (d)Each $1,000 face amount contains one warrant of Australis Media
    Ltd.
 (e)Each $1,000 face amount contains one warrant of Orion Network
    Systems, Inc.
 (f)Each $1,000 face amount contains one warrant of United
    International Holdings, Inc.

 See Notes to Financial Statements.

 (g)Each $1,000 face amount contains six warrants of Echostar
    Communications Corp.
 (h)Each $1,000 face amount contains one warrant of Comunicacion
    Celular S.A.
 (i)Non-income producing security.
 (j)The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.
 (k)Restricted security as to resale. The value of the Portfolio's investments in restricted securities was approximately $68,667,000, representing 0.9% of net assets.

                                          Acquisition                                 Value
    Issue                                    Date(s)                  Cost          (Note 1a)
    Comtel Brasileira Ltd.,
      10.75% due 9/26/2004                  9/18/1996           $     517,500    $     529,287
    Goldriver Hotel & Casino
      Corp., Liquidating Trust       8/31/1992--11/17/1992            192,320                0
    Sunflower Electric Power Corp.,
      8% due 12/31/2016              11/29/1991--8/23/1995         10,198,292       11,329,766
    Tucson Electric & Power Co.:
      10.21% due 1/01/2009            7/27/1993--4/01/1996         32,005,359       34,631,696
      10.732% due 1/01/2013           3/01/1993--7/16/1993         20,326,836       22,176,083
                                                                -------------    -------------
    Total                                                       $  63,240,307    $  68,666,832
                                                                =============    =============

 (l)Investments in companies 5% or more of whose outstanding securities are held by the Portfolio (such companies are defined as "Affiliated Companies" in section 2 (a) (3) of the Investment
    Company Act of 1940) are as follows:

                                                           Net Share          Net     Dividend
    Industry            Affiliate                           Activity          Cost     Income
    Entertainment    On Command Corporation                1,191,381      $52,121,914    (i)
    Entertainment    On Command Corporation (Warrants)       370,886        2,967,104    (i)

    Ratings of issues shown have not been audited by Deloitte & Touche LLP.





Merrill Lynch Corporate Bond Fund, Inc., High Income Portfolio
September 30, 1997

FINANCIAL INFORMATION
Statement of Assets and Liabilities as of September 30, 1997
Assets:             Investments, at value (identified cost--$7,312,366,251) (Note 1a)                     $7,620,935,445
                    Cash                                                                                         907,556
                    Receivables:
                      Interest                                                           $  131,458,343
                      Capital shares sold                                                    20,694,750
                      Securities sold                                                        19,767,761
                      Dividends                                                                 444,280
                      Paydowns                                                                   87,365      172,452,499
                                                                                         --------------
                    Prepaid registration fees and other assets (Note 1e)                                         845,079
                                                                                                          --------------
                    Total assets                                                                           7,795,140,579
                                                                                                          --------------

Liabilities:        Payables:
                      Securities purchased                                                   79,614,046
                      Dividends to shareholders (Note 1f)                                    19,908,751
                      Capital shares redeemed                                                11,213,611
                      Distributor (Note 2)                                                    3,713,413
                      Investment adviser (Note 2)                                             2,449,413      116,899,234
                                                                                         --------------
                    Accrued expenses and other liabilities                                                     2,491,948
                                                                                                          --------------
                    Total liabilities                                                                        119,391,182
                                                                                                          --------------

Net Assets:         Net assets                                                                            $7,675,749,397
                                                                                                          ==============

Net Assets          Class A Common Stock, $0.10 par value, 500,000,000
Consist of:         shares authorized                                                                     $   12,596,094
                    Class B Common Stock, $0.10 par value 1,500,000,000
                    shares authorized                                                                         66,233,918
                    Class C Common Stock, $0.10 par value 200,000,000
                    shares authorized                                                                          7,691,945
                    Class D Common Stock, $0.10 par value 500,000,000
                    shares authorized                                                                          5,985,677
                    Paid-in capital in excess of par                                                       7,262,439,136
                    Accumulated distributions in excess of investment
                    income--net (Note 1f)                                                                     (3,127,933)
                    Undistributed realized capital gains on investments--net                                  15,361,366
                    Unrealized appreciation on investments--net                                              308,569,194
                                                                                                          --------------
                    Net assets                                                                            $7,675,749,397
                                                                                                          ==============

Net Asset           Class A--Based on $1,044,799,502 and 125,960,942
Value:                       shares outstanding                                                           $         8.29
                                                                                                          ==============
                    Class B--Based on $5,495,487,714 and 662,339,180
                             shares outstanding                                                           $         8.30
                                                                                                          ==============
                    Class C--Based on $638,626,416 and 76,919,450
                             shares outstanding                                                           $         8.30
                                                                                                          ==============
                    Class D--Based on $496,835,765 and 59,856,765
                             shares outstanding                                                           $         8.30
                                                                                                          ==============


                    See Notes to Financial Statements.



Merrill Lynch Corporate Bond Fund, Inc., High Income Portfolio
September 30, 1997


FINANCIAL INFORMATION (continued)
Statement of Operations for the Year Ended September 30, 1997
Investment          Interest and discount earned                                                          $  619,991,404
Income              Dividends                                                                                 21,574,487
(Note 1d):          Other                                                                                      9,038,853
                                                                                                          --------------
                    Total income                                                                             650,604,744
                                                                                                          --------------

Expenses:           Account maintenance and distribution fees--Class B (Note 2)          $   36,108,272
                    Investment advisory fees (Note 2)                                        27,345,032
                    Account maintenance and distribution fees--Class C (Note 2)               3,921,960
                    Transfer agent fees--Class B (Note 2)                                     3,552,943
                    Account maintenance fees--Class D (Note 2)                                  972,042
                    Registration fees (Note 1e)                                                 815,844
                    Transfer agent fees--Class A (Note 2)                                       608,541
                    Accounting services (Note 2)                                                505,855
                    Printing and shareholder reports                                            497,444
                    Transfer agent fees--Class C (Note 2)                                       380,349
                    Professional fees                                                           377,640
                    Transfer agent fees--Class D (Note 2)                                       241,677
                    Custodian fees                                                              155,048
                    Directors' fees and expenses                                                 34,354
                    Pricing fees (Note 2)                                                        22,256
                    Other                                                                        56,246
                                                                                         --------------
                    Total expenses                                                                            75,595,503
                                                                                                          --------------
                    Investment income--net                                                                   575,009,241
                                                                                                          --------------

Realized &          Realized gain on investments--net                                                         20,040,352
Unrealized Gain on  Change in unrealized appreciation on investments--net                                    292,161,549
Investments--Net                                                                                          --------------
(Notes 1b, 1d & 3): Net Increase in Net Assets Resulting from Operations                                  $  887,211,142
                                                                                                          ==============

                    See Notes to Financial Statements.



Merrill Lynch Corporate Bond Fund, Inc., High Income Portfolio
September 30, 1997


FINANCIAL INFORMATION (continued)

Statements of Changes in Net Assets

                                                                                                For the Year Ended
                                                                                                  September 30,
Increase (Decrease) in Net Assets:                                                           1997              1996
Operations:         Investment income--net                                               $  575,009,241   $  452,381,675
                    Realized gain on investments--net                                        20,040,352       31,483,874
                    Change in unrealized appreciation/depreciation on
                    investments--net                                                        292,161,549       65,146,802
                                                                                         --------------   --------------
                    Net increase in net assets resulting from operations                    887,211,142      549,012,351
                                                                                         --------------   --------------

Dividends &         Investment income--net:
Distributions to      Class A                                                               (91,922,975)     (87,755,895)
Shareholders          Class B                                                              (407,172,006)    (329,093,983)
(Note 1f):            Class C                                                               (41,118,497)     (21,699,154)
                      Class D                                                               (34,795,763)     (16,708,496)
                    In excess of investment income--net:
                      Class A                                                                        --         (505,842)
                      Class B                                                                        --       (1,896,961)
                      Class C                                                                        --         (125,078)
                      Class D                                                                        --          (96,311)
                                                                                         --------------   --------------
                    Net decrease in net assets resulting from dividends
                    and distributions to shareholders                                      (575,009,241)    (457,881,720)
                                                                                         --------------   --------------

Capital Share       Net increase in net assets derived from capital
Transactions        share transactions                                                    1,535,324,290    1,376,309,947
(Note 4):                                                                                --------------   --------------

Net Assets:         Total increase in net assets                                          1,847,526,191    1,467,440,578
                    Beginning of year                                                     5,828,223,206    4,360,782,628
                                                                                         --------------   --------------
                    End of year                                                          $7,675,749,397   $5,828,223,206
                                                                                         ==============   ==============


                    See Notes to Financial Statements.



Merrill Lynch Corporate Bond Fund, Inc., High Income Portfolio
September 30, 1997


FINANCIAL INFORMATION (continued)

Financial Highlights
The following per share data and ratios have been derived
from information provided in the financial statements.                                 Class A
                                                                         For the Year Ended September 30,
Increase (Decrease) in Net Asset Value:                     1997++        1996++       1995         1994         1993
Per Share           Net asset value,
Operating           beginning of year                    $     7.93    $     7.80   $     7.66  $     8.13    $     7.84
Performance:                                             ----------    ----------   ----------  ----------    ----------
                    Investment income--net                      .74           .75          .81         .75           .79
                    Realized and unrealized gain
                    (loss) on investments--net                  .36           .14          .14        (.47)          .29
                                                         ----------    ----------   ----------  ----------    ----------
                    Total from investment operations           1.10           .89          .95         .28          1.08
                                                         ----------    ----------   ----------  ----------    ----------
                    Less dividends and distributions:
                      Investment income--net                   (.74)         (.76)        (.81)       (.75)         (.79)
                      In excess of investment
                      income--net                                --            --+++        --          --            --
                                                         ----------    ----------   ----------  ----------    ----------
                    Total dividends and distributions          (.74)         (.76)        (.81)       (.75)         (.79)
                                                         ----------    ----------   ----------  ----------    ----------
                    Net asset value, end of year         $     8.29    $     7.93   $     7.80  $     7.66    $     8.13
                                                         ==========    ==========   ==========  ==========    ==========

Total Investment    Based on net asset value per share       14.58%        11.95%       13.27%       3.42%        14.35%
Return:*                                                 ==========    ==========   ==========  ==========    ==========

Ratios to Average   Expenses                                   .51%          .51%         .55%        .53%          .55%
Net Assets:                                              ==========    ==========   ==========  ==========    ==========
                    Investment income--net                    9.23%         9.57%       10.70%       9.27%         9.78%
                                                         ==========    ==========   ==========  ==========    ==========

Supplemental        Net assets, end of period
Data:               (in thousands)                       $1,044,799    $  947,479   $  902,321  $  876,573    $  886,784
                                                         ==========    ==========   ==========  ==========    ==========
                    Portfolio turnover                       38.58%        32.44%       24.58%      32.52%        34.85%
                                                         ==========    ==========   ==========  ==========    ==========


                  ++Based on average shares outstanding during the year.
                   *Total investment returns exclude the effects of sales loads.
                 +++Amount is less than $.01 per share.

                    See Notes to Financial Statements.


Merrill Lynch Corporate Bond Fund, Inc., High Income Portfolio
September 30, 1997


FINANCIAL INFORMATION (continued)

Financial Highlights (continued)
The following per share data and ratios have been derived
from information provided in the financial statements.                              Class B
                                                                            For the Year Ended September 30,
Increase (Decrease) in Net Asset Value:                    1997++        1996++        1995        1994          1993
Per Share           Net asset value,
Operating           beginning of year                    $     7.93    $     7.80   $     7.66  $     8.13    $     7.85
Performance:                                             ----------    ----------   ----------  ----------    ----------
                    Investment income--net                      .68           .69          .75         .69           .72
                    Realized and unrealized gain
                    (loss) on investments--net                  .37           .15          .14        (.47)          .28
                                                         ----------    ----------   ----------  ----------    ----------
                    Total from investment operations           1.05           .84          .89         .22          1.00
                                                         ----------    ----------   ----------  ----------    ----------
                    Less dividends and distributions:
                      Investment income--net                   (.68)         (.71)        (.75)       (.69)         (.72)
                      In excess of investment
                      income--net                                --            --+++++      --          --            --
                                                         ----------    ----------   ----------  ----------    ----------
                    Total dividends and distributions          (.68)         (.71)        (.75)       (.69)         (.72)
                                                         ----------    ----------   ----------  ----------    ----------
                    Net asset value, end of year         $     8.30    $     7.93   $     7.80  $     7.66    $     8.13
                                                         ==========    ==========   ==========  ==========    ==========

Total Investment    Based on net asset value per share       13.86%        11.11%       12.41%       2.66%        13.35%
Return:**                                                ==========    ==========   ==========  ==========    ==========

Ratios to Average   Expenses                                  1.27%         1.28%        1.32%       1.29%         1.31%
Net Assets:                                              ==========    ==========   ==========  ==========    ==========
                    Investment income--net                    8.46%         8.80%        9.81%       8.53%         8.94%
                                                         ==========    ==========   ==========  ==========    ==========

Supplemental        Net assets, end of year
Data:               (in thousands)                       $5,495,488    $4,250,539   $3,220,767  $2,347,223    $1,823,275
                                                         ==========    ==========   ==========  ==========    ==========
                    Portfolio turnover                       38.58%        32.44%       24.58%      32.52%        34.85%
                                                         ==========    ==========   ==========  ==========    ==========


                                                                                                 Class C
                                                                                                                For the
                                                                                                                Period
The following per share data and ratios have been derived                                 For the               Oct. 21,
from information provided in the financial statements.                                   Year Ended           1994++++ to
                                                                                       September 30,           Sept. 30,
Increase (Decrease) in Net Asset Value:                                           1997++         1996++          1995
Per Share           Net asset value, beginning of period                       $     7.94     $     7.81      $     7.59
Operating                                                                      ----------     ----------      ----------
Performance:        Investment income--net                                            .68            .68             .71
                    Realized and unrealized gain on investments--net                  .36            .15             .22
                                                                               ----------     ----------      ----------
                    Total from investment operations                                 1.04            .83             .93
                                                                               ----------     ----------      ----------
                    Less dividends and distributions:
                      Investment income--net                                         (.68)          (.70)           (.71)
                      In excess of investment income--net                              --             --+++++         --
                                                                               ----------     ----------      ----------
                    Total dividends and distributions                                (.68)          (.70)           (.71)
                                                                               ----------     ----------      ----------
                    Net asset value, end of period                             $     8.30     $     7.94      $     7.81
                                                                               ==========     ==========      ==========
Total Investment    Based on net asset value per share                             13.66%         11.05%          12.92%+++
Return:**                                                                      ==========     ==========      ==========

Ratios to Average   Expenses                                                        1.32%          1.33%           1.38%*
Net Assets:                                                                    ==========     ==========      ==========
                    Investment income--net                                          8.39%          8.73%           9.06%*
                                                                               ==========     ==========      ==========
Supplemental        Net assets, end of period (in thousands)                   $  638,626     $  362,518      $  135,019
Data:                                                                          ==========     ==========      ==========
                    Portfolio turnover                                             38.58%         32.44%          24.58%
                                                                               ==========     ==========      ==========

                  ++Based on average shares outstanding during the year.
                ++++Commencement of operations.

                    See Notes to Financial Statements.

                   *Annualized.
                  **Total investment returns exclude the effects of sales loads.
                 +++Aggregate total investment return.
               +++++Amount is less than $.01 per share.


Merrill Lynch Corporate Bond Fund, Inc., High Income Portfolio
September 30, 1997


FINANCIAL INFORMATION (concluded)

Financial Highlights (concluded)

                                                                                                Class D
                                                                                                                For the
                                                                                                                Period
The following per share data and ratios have been derived                                 For the              Oct. 21,
from information provided in the financial statements.                                  Year Ended           1994++++ to
                                                                                       September 30,           Sept. 30,
Increase (Decrease) in Net Asset Value:                                            1997++        1996++          1995
Per Share           Net asset value, beginning of period                       $     7.94     $     7.80      $     7.59
Operating                                                                      ----------     ----------      ----------
Performance:        Investment income--net                                            .72            .72             .75
                    Realized and unrealized gain
                    on investments--net                                               .36            .16             .21
                                                                               ----------     ----------      ----------
                    Total from investment operations                                 1.08            .88             .96
                                                                               ----------     ----------      ----------
                    Less dividends and distributions:
                      Investment income--net                                         (.72)          (.74)           (.75)
                      Realized gain on investments--net                                --             --+++++         --
                                                                               ----------     ----------      ----------
                    Total dividends and distributions                                (.72)          (.74)           (.75)
                                                                               ----------     ----------      ----------
                    Net asset value, end of period                             $     8.30     $     7.94      $     7.80
                                                                               ==========     ==========      ==========

Total Investment    Based on net asset value per share                             14.29%         11.82%          13.37%+++
Return:**                                                                      ==========     ==========      ==========

Ratios to Average   Expenses                                                         .76%           .76%            .81%*
Net Assets:                                                                    ==========     ==========      ==========
                    Investment income--net                                          8.95%          9.30%           9.70%*
                                                                               ==========     ==========      ==========

Supplemental        Net assets, end of period (in thousands)                   $  496,836     $  267,687      $  102,676
Data:                                                                          ==========     ==========      ==========
                    Portfolio turnover                                             38.58%         32.44%          24.58%
                                                                               ==========     ==========      ==========


                  ++Based on average shares outstanding during the year.
                ++++Commencement of operations.

                   *Annualized.
                  **Total investment returns exclude the effects of sales loads.
                 +++Aggregate total investment return.
               +++++Amount is less than $.01 per share.

                    See Notes to Financial Statements.



Merrill Lynch Corporate Bond Fund, Inc., High Income Portfolio
September 30, 1997



NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:
High Income Portfolio (the "Portfolio") is one of three portfolios in Merrill Lynch Corporate Bond Fund, Inc. (the "Fund") which is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Portfolio offers four classes of shares under the Merrill Lynch Select Pricing SM System. Shares of Class A and Class D are sold with a front-end sales charge.
Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Portfolio.

(a) Valuation of investments--Portfolio securities which are traded on stock exchanges are valued at the last sale price as of the close of business on the day the securities are being valued, or lacking any sales, at the mean between closing bid and asked prices. Securities traded in the over-the-counter market are valued at the mean of the most recent bid and ask prices as obtained from one or more dealers that make markets in the securities. Portfolio securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market, and it is expected that for debt securities this ordinarily will be the over-the-counter market. Short-term securities are valued at amortized cost, which approximates market value.

Options on debt securities, which are traded on exchanges, are valued at the last asked price for options written and last bid price for options purchased. Interest rate futures contracts and options thereon, which are traded on exchanges, are valued at their closing price at the close of such exchanges. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the Fund which may use a matrix system for valuations.

(b) Derivative financial instruments--The Portfolio may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the equity, debt and currency markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Portfolio may purchase or sell interest rate futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Portfolio deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--The Portfolio is authorized to purchase and write call and put options. When the Portfolio writes an option, an amount equal to the premium received by the Portfolio is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Portfolio enters into a closing transaction), the Portfolio realizes a gain or loss on the option to the extent of the premiums received or paid (or loss or gain to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Income taxes--It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.


Merrill Lynch Corporate Bond Fund, Inc., High Income Portfolio
September 30, 1997


NOTES TO FINANCIAL STATEMENTS (continued)


(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Dividend income is recorded on the ex-dividend dates. Interest income (including amortization of discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(f) Dividends and distributions--Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. Distributions in excess of net investment income are due primarily to differing tax treatments for various security transactions.

(g) Reclassification--Generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, current year's permanent book/tax differences of $462,276 have been reclassified between undistributed net realized capital gains and accumulated distributions in excess of net investment income. These reclassifications have no effect on net assets or net asset values per share.


2. Investment Advisory Agreement and
Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is
Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution
Agreement and Distribution Plans with Merrill Lynch Funds
Distributor, Inc. ("MLFD" or "Distributor"), a wholly-owned subsidiary of Merrill Lynch Group, Inc.

FAM is responsible for the management of the Fund's Portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee with respect to the Portfolio based upon the aggregate average daily value of the Fund's net assets at the following annual rates: 0.55% of the Fund's average daily net assets not exceeding $250 million; 0.50% of average daily net assets in excess of $250 million but not exceeding $500 million; 0.45% of average daily net assets in excess of $500 million but not exceeding $750 million; and 0.40% of average daily net assets in excess of $750 million. For the year ended September 30, 1997, the aggregate average daily net assets of the Fund's three Portfolios was approximately $8,540,033,000.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares of the Portfolio as follows:

                                 Account        Distribution
                             Maintenance Fee         Fee

Class B                           0.25%             0.50%
Class C                           0.25%             0.55%
Class D                           0.25%              --

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Inc. ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the year ended September 30, 1997, MLFD earned underwriting discounts and direct commissions and MLPF&S earned dealer concessions on sales of the Portfolio's Class A and Class D Shares as follows:

                                    MLFD             MLPF&S

Class A                           $ 33,865         $  319,692
Class D                           $172,340         $1,643,816


Merrill Lynch Corporate Bond Fund, Inc., High Income Portfolio
September 30, 1997


For the year ended September 30, 1997, MLPF&S received contingent deferred sales charges of $7,544,693 and $293,302 relating to transactions in Class B and Class C Shares of the Portfolio, respectively, and front-end sales charge waivers of $111,064 relating to transactions in Class D Shares of the Portfolio.

Merrill Lynch Financial Data Services, Inc. ("MLFDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

During the year ended September 30, 1997, the Portfolio paid Merrill Lynch Security Pricing Service, an affiliate of MLPF&S, $13,732 for security price quotations to compute the net asset value of the Portfolio.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, MLFD, MLFDS and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended September 30, 1997, were $3,387,217,649 and $2,295,874,067, respectively.

Net realized and unrealized gains (losses) as of September 30, 1997 were as follows:


                                Realized          Unrealized
                             Gains (Losses)         Gains

Long-term investments          $20,041,280     $  308,569,194
Short-term investments                (928)                --
                               -----------     --------------
Total                          $20,040,352     $  308,569,194
                               ===========     ==============

As of September 30, 1997, net unrealized appreciation for Federal income tax purposes aggregated $295,844,113, of which $481,951,849 related to appreciated securities and $186,107,736 related to depreciated securities. The aggregate cost of investments at September 30, 1997 for Federal income tax purposes was $7,325,091,332.


4. Capital Share Transactions:
Net increase in net assets derived from capital share transactions was $1,535,324,290 and $1,376,309,947 for the years ended September 30, 1997 and September 30, 1996, respectively.

Transactions in capital shares for each class were as follows:


Class A Shares for the
Year Ended                                          Dollar
September 30, 1997                Shares            Amount

Shares sold                     31,134,080     $  250,373,771
Shares issued to shareholders
in reinvestment of dividends     5,178,555         41,693,780
                               -----------     --------------
Total issued                    36,312,635        292,067,551
Shares redeemed                (29,808,906)      (240,009,423)
                               -----------     --------------
Net increase                     6,503,729     $   52,058,128
                               ===========     ==============


Class A Shares for the
Year Ended                                          Dollar
September 30, 1996                Shares            Amount

Shares sold                     17,653,142     $  138,206,292
Shares issued to shareholders
in reinvestment of dividends
and distributions                5,577,702         43,685,460
                               -----------     --------------
Total issued                    23,230,844        181,891,752
Shares redeemed                (19,467,577)      (152,268,118)
                               -----------     --------------
Net increase                     3,763,267     $   29,623,634
                               ===========     ==============


Class B Shares for the
Year Ended                                          Dollar
September 30, 1997                Shares            Amount

Shares sold                    201,694,285     $1,624,806,467
Shares issued to shareholders
in reinvestment of dividends    22,790,352        183,793,349
                               -----------     --------------
Total issued                   224,484,637      1,808,599,816
Automatic conversion of
shares                          (2,850,390)       (22,812,891)
Shares redeemed                (95,044,774)      (764,885,115)
                               -----------     --------------
Net increase                   126,589,473     $1,020,901,810
                               ===========     ==============


Class B Shares for the
Year Ended                                          Dollar
September 30, 1996                Shares            Amount

Shares sold                    182,572,014     $1,430,080,855
Shares issued to shareholders
in reinvestment of dividends
and distributions               19,579,491        153,319,965
                               -----------     --------------
Total issued                   202,151,505      1,583,400,820
Automatic conversion of
shares                          (2,223,768)       (17,369,063)
Shares redeemed                (77,015,717)      (603,076,378)
                               -----------     --------------
Net increase                   122,912,020     $  962,955,379
                               ===========     ==============



Merrill Lynch Corporate Bond Fund, Inc., High Income Portfolio
September 30, 1997


NOTES TO FINANCIAL STATEMENTS (concluded)


Class C Shares for the
Year Ended                                          Dollar
September 30, 1997                Shares            Amount

Shares sold                     44,892,704     $  362,128,191
Shares issued to shareholders
in reinvestment of dividends     2,808,746         22,682,139
                               -----------     --------------
Total issued                    47,701,450        384,810,330
Shares redeemed                (16,444,400)      (132,540,144)
                               -----------     --------------
Net increase                    31,257,050     $  252,270,186
                               ===========     ==============


Class C Shares for the
Year Ended                                          Dollar
September 30, 1996                Shares            Amount

Shares sold                     35,104,878     $  275,231,433
Shares issued to shareholders
in reinvestment of dividends
and distributions                1,535,893         12,030,927
                               -----------     --------------
Total issued                    36,640,771        287,262,360
Shares redeemed                 (8,274,123)       (64,777,972)
                               -----------     --------------
Net increase                    28,366,648     $  222,484,388
                               ===========     ==============


Class D Shares for the Year                         Dollar
Ended September 30, 1997          Shares            Amount

Shares sold                     35,702,960     $  287,604,383
Automatic conversion of
shares                           2,846,330         22,812,891
Shares issued to shareholders
in reinvestment of dividends     2,248,145         18,168,882
                               -----------     --------------
Total issued                    40,797,435        328,586,156
Shares redeemed                (14,668,105)      (118,491,990)
                               -----------     --------------
Net increase                    26,129,330     $  210,094,166
                               ===========     ==============


Class D Shares for the Year                         Dollar
Ended September 30, 1996          Shares            Amount

Shares sold                     45,431,713      $ 356,012,837
Automatic conversion of
shares                           2,222,223         17,369,063
Shares issued to shareholders
in reinvestment of dividends
and distributions                  997,894          7,813,928
                               -----------     --------------
Total issued                    48,651,830        381,195,828
Shares redeemed                (28,082,126)      (219,949,282)
                               -----------     --------------
Net increase                    20,569,704     $  161,246,546
                               ===========     ==============



<AUDIT-REPORT>
INDEPENDENT AUDITORS' REPORT


The Board of Directors and Shareholders,
Merrill Lynch Corporate Bond Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the High Income Portfolio of Merrill Lynch Corporate Bond Fund, Inc. as of September 30, 1997, the related statements of operations for the year then ended, and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at September 30, 1997 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of the High Income Portfolio of Merrill Lynch Corporate Bond Fund, Inc. as of September 30, 1997, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
Princeton, New Jersey
November 18, 1997
</AUDIT-REPORT>



Merrill Lynch Corporate Bond Fund, Inc., High Income Portfolio
September 30, 1997


IMPORTANT TAX INFORMATION (unaudited)


Of the ordinary income distributions paid monthly by High Income Portfolio of Merrill Lynch Corporate Bond Fund, Inc. during the fiscal year ended September 30, 1997, 3.57% qualifies for the dividends received deduction for corporations. Additionally, there were no long-term capital gain distributions paid during the year. Please retain this information for your records.



OFFICERS AND DIRECTORS


Arthur Zeikel, President and Director
Ronald W. Forbes, Director
Cynthia A. Montgomery, Director
Charles C. Reilly, Director
Kevin A. Ryan, Director
Richard R. West, Director
Terry K. Glenn, Executive Vice President
Joseph T. Monagle Jr., Senior Vice President
Donald C. Burke, Vice President
Jay C. Harbeck, Vice President
Vincent T. Lathbury III, Vice President
Gerald M. Richard, Treasurer
Philip M. Mandel, Secretary

Custodian
State Street Bank and Trust Company
P.O. Box 351
Boston, MA 02101

Transfer Agent
Merrill Lynch Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863



MERRILL LYNCH CORPORATE BOND FUND, INC.
INVESTMENT GRADE PORTFOLIO & INTERMEDIATE TERM PORTFOLIO
September 30, 1997





INVESTMENT GRADE
PORTFOLIO &
INTERMEDIATE
TERM PORTFOLIO

Merrill Lynch
Corporate Bond Fund, Inc.








FUND LOGO






Annual Report

September 30, 1997



This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.










Merrill Lynch
Corporate Bond Fund, Inc.
Box 9011
Princeton, NJ
08543-9011


Printed on post-consumer recycled paper



Investment Grade Portfolio & Intermediate Term Portfolio


TO OUR SHAREHOLDERS


During the quarter ended September 30, 1997, investor perceptions regarding the prospects for the US economy shifted dramatically. As the period began, increasing evidence of noninflationary economic growth boosted investor confidence when, as widely expected, the Federal Reserve Board (FRB) chose to leave monetary policy unchanged at its July and August meetings. This increased confidence was reinforced further in late July by the passage of tax-cut and five-year balanced budget bills.

By late August, the consensus outlook had changed, with forecasts of overheating growth and inflationary expectations. These concerns were reinforced by a large upward revision in second-quarter real gross domestic product (GDP) growth from an original estimate of 2.2% to 3.6%. However, in September, this rate of growth was revised downward to 3.3%. This report set the stage for renewed investor confidence, which was bolstered further by the continued absence of inflationary pressures.

Although it was widely anticipated that the FRB would not tighten monetary policy at its September meeting, investors were pleasantly surprised by the release of September employment data shortly after the quarter's close, since the US economy added jobs at a slower-than-expected pace during the month. Over the balance of 1997, the determining factor in the investment outlook is likely to be whether or not the US economy continues to follow a pattern of moderate, noninflationary growth.

Outside of the United States, the most dramatic developments took place in Southeast Asia. The investment boom in many developing Asian economies came to an abrupt halt as the devaluation of the Thai baht sparked a series of currency devaluations and financial market volatility throughout the region. Countries have been forced to raise interest rates to support their currencies, and this trend may continue for some time. With higher debt-service costs, corporate profitability is likely to erode, and lower economic growth is expected.


Fiscal Year in Review
Investment Grade Portfolio
Performance can be influenced by adjusting a portfolio's duration, as well as the mix of industrial sectors and quality ratings of the individual issues. For example, the longer the duration of a portfolio, the more volatile the total return will be relative to the price changes in the general market. Because Investment Grade Portfolio invests in high-quality corporate and government issues, we compare our Portfolio's performance to the Lehman Brothers Aggregate Bond Index which consists of a representative sampling of holdings of various maturities, industry sectors and quality ratings which best represent the composition of the general high-quality fixed-income market. When the Portfolio's duration is longer than the Index, we are taking more risk of potential price volatility than the general market. Conversely, when the Portfolio's duration is shorter than the Index, we are taking less volatility risk. A duration-neutral position means that we are taking the same risk in terms of price movements as the general market.

Choice of industry sectors can influence the performance of the Portfolio based on how the industries in the Portfolio perform relative to other sectors. An industry-neutral position means that the Portfolio is taking the same sector risks as the general market. Overweighting or underweighting of specific industries will affect the performance of the Portfolio relative to the general market.


Merrill Lynch Corporate Bond Fund, Inc.,
Investment Grade Portfolio & Intermediate Term Portfolio
September 30, 1997


Corporate bond ratings reflect the creditworthiness of their issuers; that is, their ability to repay principal at maturity. Lower-quality bonds generally pay higher yields than high-quality bonds--and their prices may fluctuate to a greater degree than high-quality bonds--because they entail greater credit risk; that is, there is greater risk that they would default on their obligations to make timely payments of interest and principal. A quality-neutral weighting for the Portfolio means that the Portfolio is holding issues which match the average quality of the general market. A quality average which is less than the general market indicates that the Portfolio is taking more risk than the Index.

In September 1996, the duration of the Investment Grade Portfolio was 4.8 years. We extended this duration to 5.0 years in early December, which made the Portfolio duration neutral to the general market. This was done because of a bond rally caused by low gross domestic product growth and the FRB's decision not to tighten monetary policy. On average, the Portfolio's holdings had a quality rating of A, which was in line with the Index. We were underweighted in the electric utility sector because of our concerns regarding event risk in that industry. We were also underweighted in our position in Canadian issues. These strategies enhanced the Portfolio's total returns relative to the Index.

During the first calendar quarter of 1997, the fixed-income markets fell on concern of growing inflationary pressures and a comment by FRB Chairman Alan Greenspan that there was "irrational exuberance" in the securities market. We shortened the duration of the Portfolio to 4.6 years by increasing our cash reserve position to 7% of net assets. With this more conservative investment strategy, we protected the asset base of the Portfolio in a more negative market environment.

At the end of March, the FRB launched a preemptive strike against inflation by raising the Federal Funds rate by 25 basis points (0.25%). Interest rates peaked in mid-April and began to drop through the second quarter. This rally was fueled by a significant change in expectations regarding the economy and a more optimistic outlook for inflation. We planned to maintain a duration-neutral posture for the Portfolio based on the volatility which characterized the market. Accordingly, we set a range of 4.5 years--
4.6 years for the Portfolio's duration, based on the duration of the Index. During this period, the Portfolio's total return lagged that of the Index slightly, since we kept a relatively high percent of net assets (7%) in cash reserves in response to our concern regarding volatility.

The market continued to rally up to the middle of the summer, and we extended the upper limit of the duration range to 4.7 years and lengthened our positions accordingly, primarily by reducing our cash reserve position to 3% of net assets. Our industrial sector and quality mixes remained neutral to the Index. The market fell sharply in August as a result of employment and purchasing manager reports. These figures suggested substantially stronger consumer spending in the third quarter of 1997. The market rallied again in September on the belief that the FRB would not move to tighten interest rates again this year. Prices then began to fall in early October in response to concern about employment and wage pressure. In a period of such volatility, we maintained a duration-neutral strategy which kept the total returns of the Portfolio in line with that of the Index for the fiscal year ended September 30, 1997.


Intermediate Term Portfolio
During the fiscal year ended September 30, 1997, we employed a similar strategy for Intermediate Term Portfolio as to the one used in Investment Grade Portfolio. We extended the Portfolio's duration from 4.0 years in September 1996 to 4.25 years by December. We also reduced our cash reserve position from 2.0% of net assets to 0.4%. The quality mix remained virtually unchanged, with approximately 45% of the Portfolio's net assets invested in A-rated issues. We had a duration-neutral position of 4.0 years in March, and by April 1997, we had shortened the Portfolio's duration to 3.9 years and increased our cash position to 5% of net assets. During the summer rally, we extended the Portfolio's duration to 4.1 years, which was neutral to the intermediate corporate index. However, we followed a more conservative strategy with a cash reserve position of 3.4% of net assets and a Treasury position of 8% during the rally. As a result, the Portfolio slightly underperformed the index on a total return basis for the fiscal year ended September 30, 1997.


Merrill Lynch Corporate Bond Fund, Inc.,
Investment Grade Portfolio & Intermediate Term Portfolio
September 30, 1997



In Conclusion
We appreciate your ongoing investment in Investment Grade and Intermediate Term Portfolios of Merrill Lynch Corporate Bond Fund, Inc., and we look forward to assisting you with your financial needs in the months and years ahead.

Sincerely,




(Arthur Zeikel)
Arthur Zeikel
President




(Jay C. Harbeck)
Jay C. Harbeck
Vice President and Portfolio Manager



November 13, 1997







PERFORMANCE DATA

About Fund Performance

Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricin SM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 4% and bear no ongoing distribution or account maintenance fees for Investment Grade Portfolio. Intermediate Term Portfolio incurs a maximum initial sales charge (front-end load) of 1% and bears no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year for Investment Grade Portfolio. Intermediate Term Portfolio is subject to a maximum contingent deferred sales charge of 1% if redeemed within one year of purchase. In addition, Investment Grade Portfolio is subject to a distribution fee of 0.50% and an account maintenance fee of 0.25%. Intermediate Term Portfolio is subject to a 0.25% distribution fee and a 0.25% account maintenance fee. These shares automatically convert to Class D Shares after approximately 10 years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.55% and an account maintenance fee of 0.25% for Investment Grade Portfolio. Intermediate Term Portfolio is subject to a distribution fee of 0.25% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 4% and an account maintenance fee of 0.25% (but no distribution fee) for Investment Grade Portfolio. Intermediate Term Portfolio incurs a maximum initial sales charge of 1% and an account maintenance fee of 0.10% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Figures shown in the "Average Annual Total Return" tables as well as the total returns and cumulative total returns in the "Performance Summary" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.




Merrill Lynch Corporate Bond Fund, Inc.,
Investment Grade Portfolio & Intermediate Term Portfolio
September 30, 1997


PERFORMANCE DATA (continued)

Recent Performance Results*
                                                                                                                Standardized
                                                                                        12 Month    3 Month     30-day Yield
                                                      9/30/97    6/30/97   9/30/96      % Change    % Change   As of 9/30/97
Investment Grade Portfolio Class A Shares              $11.40     $11.24    $11.16       +2.15%        +1.42%        6.06%
Investment Grade Portfolio Class B Shares               11.40      11.24     11.16       +2.15         +1.42         5.55
Investment Grade Portfolio Class C Shares               11.40      11.24     11.17       +2.06         +1.42         5.50
Investment Grade Portfolio Class D Shares               11.41      11.24     11.17       +2.15         +1.51         5.82
Intermediate Term Portfolio Class A Shares              11.49      11.35     11.28       +1.86         +1.23         5.95
Intermediate Term Portfolio Class B Shares              11.50      11.35     11.28       +1.95         +1.32         5.49
Intermediate Term Portfolio Class C Shares              11.49      11.35     11.28       +1.86         +1.23         5.60
Intermediate Term Portfolio Class D Shares              11.50      11.35     11.28       +1.95         +1.32         5.84
Investment Grade Portfolio Class A Shares--Total Return                                  +9.22(1)      +3.09(2)
Investment Grade Portfolio Class B Shares--Total Return                                  +8.39(3)      +2.90(4)
Investment Grade Portfolio Class C Shares--Total Return                                  +8.23(5)      +2.88(6)
Investment Grade Portfolio Class D Shares--Total Return                                  +8.95(7)      +3.12(8)
Intermediate Term Portfolio Class A Shares--Total Return                                 +8.59(9)      +2.84(10)
Intermediate Term Portfolio Class B Shares--Total Return                                 +8.13(11)     +2.80(12)
Intermediate Term Portfolio Class C Shares--Total Return                                 +7.99(13)     +2.69(14)
Intermediate Term Portfolio Class D Shares--Total Return                                 +8.58(15)     +2.90(16)

   *Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included.
 (1)Percent change includes reinvestment of $0.756 per share ordinary income dividends.
 (2)Percent change includes reinvestment of $0.185 per share ordinary income dividends.
 (3)Percent change includes reinvestment of $0.670 per share ordinary income dividends.
 (4)Percent change includes reinvestment of $0.163 per share ordinary income dividends.
 (5)Percent change includes reinvestment of $0.664 per share ordinary income dividends.
 (6)Percent change includes reinvestment of $0.162 per share ordinary income dividends.
 (7)Percent change includes reinvestment of $0.728 per share ordinary income dividends.
 (8)Percent change includes reinvestment of $0.178 per share ordinary income dividends.
 (9)Percent change includes reinvestment of $0.729 per share ordinary income dividends.
(10)Percent change includes reinvestment of $0.180 per share ordinary income dividends.
(11)Percent change includes reinvestment of $0.670 per share ordinary income dividends.
(12)Percent change includes reinvestment of $0.165 per share ordinary income dividends.
(13)Percent change includes reinvestment of $0.665 per share ordinary income dividends.
(14)Percent change includes reinvestment of $0.164 per share ordinary income dividends.
(15)Percent change includes reinvestment of $0.718 per share ordinary income dividends.
(16)Percent change includes reinvestment of $0.177 per share ordinary income dividends.



Average Annual Total Return--Investment Grade Portfolio


                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class A Shares*

Year Ended 9/30/97                         +9.22%         +4.85%
Five Years Ended 9/30/97                   +6.62          +5.75
Ten Years Ended 9/30/97                    +9.30          +8.86

[FN]
 *Maximum sales charge is 4%.
**Assuming maximum sales charge.


                                         % Return        % Return
                                       Without CDSC     With CDSC**

Class B Shares*

Year Ended 9/30/97                         +8.39%         +4.39%
Five Years Ended 9/30/97                   +5.81          +5.81
Inception (10/21/88) through 9/30/97       +7.95          +7.95

[FN]
 *Maximum contingent deferred sales charge is 4% and is reduced to 0%
  after 4 years.
**Assuming payment of applicable contingent deferred sales charge.


                                         % Return        % Return
                                       Without CDSC     With CDSC**

Class C Shares*

Year Ended 9/30/97                         +8.23%         +7.23%
Inception (10/21/94)
through 9/30/97                            +8.63          +8.63

[FN]
 *Maximum contingent deferred sales charge is 1% and is reduced to 0%
  after 1 year.
**Assuming payment of applicable contingent deferred sales charge.


                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class D Shares*

Year Ended 9/30/97                         +8.95%         +4.59%
Inception (10/21/94) through 9/30/97       +9.28          +7.77

[FN]
 *Maximum sales charge is 4%.
**Assuming maximum sales charge.


Merrill Lynch Corporate Bond Fund, Inc.,
Investment Grade Portfolio & Intermediate Term Portfolio
September 30, 1997


PERFORMANCE DATA (continued)


Total Return Based on a $10,000 Investment--Investment Grade Portfolio

A line graph depicting the growth of an investment in the Fund's
Class A Shares compared to growth of an investment in the ML COAO
Index and Lehman Brothers Aggregate Bond Index. Beginning and ending values are:

                                        9/87             9/97

ML Corporate Bond Fund, Inc.'s
Investment Grade Portfolio++--
Class A Shares*                       $ 9,600           $23,361

ML COAO Index++++                     $10,000           $27,026

Lehman Brothers Aggregate
Bond Index++++++                      $10,000           $24,731


A line graph depicting the growth of an investment in the Fund's
Class B Shares compared to growth of an investment in the ML COAO
Index and Lehman Brothers Aggregate Bond Index. Beginning and ending values are:

                                    10/21/88**            9/97

ML Corporate Bond Fund, Inc.'s
Investment Grade Portfolio++--
Class B Shares*                       $10,000           $19,826

ML COAO Index++++                     $10,000           $23,248

Lehman Brothers Aggregate
Bond Index++++++                      $10,000           $21,425


A line graph depicting the growth of an investment in the Fund's
Class C Shares and Class D Shares compared to growth of an investment in the ML COAO Index and Lehman Brothers Aggregate Bond Index.
Beginning and ending values are:

                                     10/21/94**           9/97

ML Corporate Bond Fund, Inc.'s
Investment Grade Portfolio++--
Class C Shares*                       $10,000           $12,757

ML Corporate Bond Fund, Inc.'s
Investment Grade Portfolio++--
Class D Shares*                       $ 9,900           $12,464

ML COAO Index++++                     $10,000           $13,650

Lehman Brothers Aggregate
Bond Index                            $10,000           $13,138


[FN]
     *Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.
    **Commencement of operations.
    ++The Portfolio invests primarily in long-term corporate bonds rated
      A or better by Moody's Investors Service, Inc. or Standard & Poor's
      Corp.
  ++++This unmanaged Index is comprised of all investment-grade corporate bonds rated BBB3 or higher, of all maturities.
++++++This unmanaged market-weighted Index is comprised of investment-grade corporate bonds (rated BBB or better), mortgages and US Treasury and Government agency issues with at least one year to maturity.

      Past performance is not predictive of future performance.


Merrill Lynch Corporate Bond Fund, Inc.,
Investment Grade Portfolio & Intermediate Term Portfolio
September 30, 1997


PERFORMANCE DATA (continued)


Total Return Based on a $10,000 Investment--Intermediate Term Portfolio


A line graph depicting the growth of an investment in the Fund's
Class A Shares compared to growth of an investment in the ML C6AO
Index. Beginning and ending values are:

                                        9/87             9/97

ML Corporate Bond Fund, Inc.'s
Intermediate Term Portfolio++--
Class A Shares*                       $ 9,900           $23,338

ML C6AO Index++++                     $10,000           $26,678


A line graph depicting the growth of an investment in the Fund's
Class B Shares compared to growth of an investment in the ML C6AO
Index. Beginning and ending values are:

                                     11/13/92**           9/97

ML Corporate Bond Fund, Inc.'s
Intermediate Term Portfolio++--
Class B Shares*                       $10,000           $13,688

ML C6AO Index++++                     $10,000           $14,881


A line graph depicting the growth of an investment in the Fund's
Class C Shares and Class D Shares compared to growth of an investment in the ML C6AO Index. Beginning and ending values are:

                                     10/21/94**           9/97

ML Corporate Bond Fund, Inc.'s
Intermediate Term Portfolio++--
Class C Shares*                       $10,000           $12,717

ML Corporate Bond Fund, Inc.'s
Intermediate Term Portfolio++--
Class D Shares*                       $ 9,900           $12,762

ML C6AO Index++++                     $10,000           $13,578



[FN]
   *Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.
  **Commencement of operations.
  ++The Portfolio invests primarily in bonds rated in the four highest rating categories (Baa or higher by Moody's Investors Service, Inc.
    or BBB or higher by Standard & Poor's Corp.), with a maximum remaining maturity not to exceed ten years and, depending on market conditions, an average remaining maturity of five to seven years.
++++This unmanaged Index is comprised of all investment-grade corporate bonds maturing in from five to ten years.
    Past performance is not predictive of future performance.


Merrill Lynch Corporate Bond Fund, Inc.,
Investment Grade Portfolio & Intermediate Term Portfolio
September 30, 1997


PERFORMANCE DATA (concluded)


Average Annual Total Return--Intermediate Term Portfolio


                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class A Shares*

Year Ended 9/30/97                         +8.59%         +7.51%
Five Years Ended 9/30/97                   +6.54          +6.32
Ten Years Ended 9/30/97                    +8.96          +8.85

[FN]
 *Maximum sales charge is 1%.
**Assuming maximum sales charge.


                                         % Return        % Return
                                       Without CDSC     With CDSC**

Class B Shares*

Year Ended 9/30/97                         +8.13%         +7.13%
Inception (11/13/92) through 9/30/97       +6.65          +6.65

[FN]
 *Maximum contingent deferred sales charge is 1% and is reduced to 0%
  after 1 year.
**Assuming payment of applicable contingent deferred sales charge.


                                         % Return        % Return
                                       Without CDSC     With CDSC**

Class C Shares*

Year Ended 9/30/97                         +7.99%         +6.99%
Inception (10/21/94)
through 9/30/97                            +8.51          +8.51

[FN]
 *Maximum contingent deferred sales charge is 1% and is reduced to 0%
  after 1 year.
**Assuming payment of applicable contingent deferred sales charge.


                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class D Shares*

Year Ended 9/30/97                         +8.58%         +7.50%
Inception (10/21/94) through 9/30/97       +9.01          +8.64

[FN]
 *Maximum sales charge is 1%.
**Assuming maximum sales charge.


Merrill Lynch Corporate Bond Fund, Inc.,
Investment Grade Portfolio & Intermediate Term Portfolio
September 30, 1997


SCHEDULE OF INVESTMENTS
                   S&P    Moody's      Face                                                                  Value
Industries        Rating   Rating     Amount             Issue                              Cost           (Note 1a)

Bonds & Notes                                                                               Investment Grade Portfolio
US Government                                   United States Treasury
Obligations--6.0%                               Bonds & Notes:
                    AAA    Aaa    $19,300,000       6.375% due 5/15/1999                $   19,345,234    $   19,471,963
                    AAA    Aaa      2,500,000       6.375% due 8/15/2002                     2,494,531         2,538,275
                    AAA    Aaa     11,000,000       6.25% due 8/31/2002                     11,002,310        11,099,660
                    AAA    Aaa      9,000,000       5.75% due 8/15/2003                      8,744,766         8,860,770
                    AAA    Aaa      8,000,000       6.50% due 5/15/2005                      8,032,335         8,170,000
                    AAA    Aaa     20,500,000       6.125% due 8/15/2007                    20,286,580        20,509,635
                    AAA    Aaa      3,000,000       6.625% due 2/15/2027                     2,974,687         3,071,730
                                                                                        --------------    --------------
                                                                                            72,880,443        73,722,033

Asset-Backed        AAA    Aaa      4,350,000   Arcadia Automobile Receivables
Securities++--                                      Trust, 6.10% due 6/15/2000               4,349,153         4,366,661
7.1%                AAA    Aaa     26,905,000   Banc One, Master Trust (Series B),
                                                    7.55% due 12/15/1999                    27,427,315        26,955,312
                                                Citibank Credit Card Master Trust I:
                    AAA    Aaa      8,000,000       6.35% due 8/15/2002                      7,993,600         8,038,750
                    AAA    Aaa     10,000,000       5.838% due 12/10/2008 (a)                9,996,100         9,984,300
                    AAA    Aaa      6,000,000   First Bank Corporate Card Master Trust,
                                                    6.40% due 2/15/2003                      5,992,634         6,032,580
                    AAA    Aaa     16,970,541   GMAC Grantor Trust, 6.50% due 4/15/2002     16,965,809        17,117,676
                    AAA    Aaa     15,000,000   Household Affinity Credit Card,
                                                    Master Trust, 5.752% due
                                                    8/16/2004 (a)                           15,000,000        15,003,000
                                                                                        --------------    --------------
                                                                                            87,724,611        87,498,279

Banking--9.0%       BBB+   A3       6,250,000   BB&T Corporation, 7.25% due 6/15/2007        6,220,813         6,436,000
                                                BankAmerica Corp.:
                    A+     Aa3      3,000,000       6.65% due 5/01/2001                      2,997,090         3,031,290
                    A+     Aa3      3,000,000       7.125% due 5/12/2005                     3,087,560         3,072,000
                    BBB+   Aa3      5,000,000   Chase Capital II, 6.218% due
                                                    2/01/2027 (a)                            4,886,400         4,864,775
                    A-     A1      10,300,000   Chase Manhattan Bank Corporation,
                                                    8.65% due 2/13/1999                     10,805,215        10,668,534
                    A-     A1      10,000,000   First Bank System, Inc., 6.375%
                                                    due 3/15/2001                            9,880,007        10,021,400
                    A      A2       3,000,000   First Chicago Corp., 9% due 6/15/1999        3,182,940         3,135,570
                    A-     A1      12,900,000   First Chicago NBD Capital I, 6.268%
                                                    due 2/01/2027(a)                        12,765,788        12,582,002
                    BBB    A2       4,750,000   Fleet Capital Trust II, 7.92%
                                                    due 12/11/2026                           4,690,720         4,805,908
                    A-     A3       5,000,000   Golden West Financial Corp., 9.15%
                                                    due 5/23/1998                            5,678,700         5,098,050
                    BBB+   A2      14,000,000   HSBC Americas Inc., 7.808% due
                                                    12/15/2026 (b)                          13,838,440        14,010,304
                    BBB+   A2       6,000,000   Mellon Capital I, 7.72% due 12/01/2026       6,000,000         5,988,360
                                                Norwest Corp.:
                    AA-    Aa3     17,000,000       6.25% due 4/15/1999                     16,944,240        17,075,820
                    AA-    Aa3      3,500,000       6.75% due 5/12/2000                      3,494,785         3,550,400
                    BBB+   A1       5,500,000   Wells Fargo Capital I, 7.96%
                                                    due 12/15/2026                           5,401,385         5,589,870
                                                                                        --------------    --------------
                                                                                           109,874,083       109,930,283

Canadian                                        Province of Quebec (Canada)(1):
Provinces*--1.9%    A+     A2       7,035,000       7.50% due 7/15/2002                      7,440,311         7,322,380
                    A+     A2       6,000,000       8.80% due 4/15/2003                      6,774,360         6,622,560
                    A+     A2       4,500,000       13% due 10/01/2013                       5,706,285         4,995,000
                    A+     A2       4,000,000       7.125% due 2/09/2024                     3,701,900         3,933,400
                                                                                        --------------    --------------
                                                                                            23,622,856        22,873,340

Federal             AAA    Aaa     15,000,000   Federal National Mortgage
Agencies--1.3%                                      Association, 7.85% due 9/10/2004        14,817,438        15,442,950



Merrill Lynch Corporate Bond Fund, Inc.,
Investment Grade Portfolio & Intermediate Term Portfolio
September 30, 1997


SCHEDULE OF INVESTMENTS (continued)
                   S&P    Moody's      Face                                                                  Value
Industries        Rating   Rating     Amount             Issue                              Cost           (Note 1a)

Bonds & Notes (continued)                                                                   Investment Grade Portfolio
Finance--3.4%       A+     A2     $ 1,300,000   American General Finance Corp.,
                                                    7.70% due 11/15/1997                $    1,322,074    $    1,302,262
                                                Associates Corp. of North America:
                    AA-    Aa3      6,000,000       8.375% due 1/15/1998                     6,019,320         6,042,540
                    AA-    Aa3      2,000,000       5.25% due 9/01/1998                      1,939,180         1,987,320
                    AA-    Aa3      1,500,000       7.25% due 9/01/1999                      1,481,430         1,529,730
                    AA-    Aa3      5,000,000       6.375% due 6/15/2000                     5,008,300         5,018,850
                    A      A2       9,500,000   Beneficial Corporation, 6.80%
                                                    due 9/16/2003                            9,500,000         9,605,915
                    A      Aa3      1,250,000   CIT Capital Trust I, 7.70% due
                                                    2/15/2027                                1,244,300         1,242,621
                    A+     Aa3     10,000,000   CIT Group Holdings, Inc., 6.10%
                                                    due 8/09/1999                            9,984,200         9,997,200
                    A+     A1       5,000,000   Commercial Credit Co., 6.45%
                                                    due 7/01/2002                            5,009,800         4,995,150
                                                                                        --------------    --------------
                                                                                            41,508,604        41,721,588

Finance--                                       Bear Stearns Companies, Inc.:
Other--             A      A2      10,000,000       6.50% due 7/05/2000                      9,981,800        10,054,500
10.7%               A      A2       2,000,000       6.75% due 5/01/2001                      1,993,680         2,021,460
                    A      A2      11,650,000       6.70% due 8/01/2003                     10,667,430        11,676,911
                    A      A2       3,000,000       8.75% due 3/15/2004                      3,224,430         3,323,610
                    A+     A1       3,500,000   Dean Witter, Discover & Co., 6.75%
                                                    due 8/15/2000                            3,486,805         3,541,230
                    A-     Baa1    11,000,000   Donaldson, Lufkin & Jenrette Inc.,
                                                    6.875% due 11/01/2005                   10,952,615        11,032,670
                    A      A2       7,500,000   Equitable Life Assurance Society
                                                    of the US, 7.70% due 12/01/2015 (b)      7,448,310         7,860,000
                    AA     Aa2      3,950,000   MBIA, Inc., 7.15% due 7/15/2027              3,940,323         3,995,306
                    BBB+   Baa2     5,000,000   MBNA Corporation, 6.068% due
                                                    6/17/2002 (a)                            5,000,000         4,985,600
                    A+     A1       9,200,000   Morgan Stanley Group Inc., 6.875%
                                                    due 3/01/2007                            9,166,972         9,257,316
                    BBB+   Baa1     7,500,000   PaineWebber Group Inc., 7.99%
                                                    due 6/09/2017                            7,500,000         7,861,800
                                                Salomon Inc.:
                    BBB    Baa1    20,000,000       6.50% due 3/01/2000                     20,000,000        20,058,400
                    BBB    Baa1    10,000,000       7.20% due 2/01/2004                      9,991,700        10,235,600
                                                Smith Barney Holdings, Inc.:
                    A      A2       7,000,000       6.50% due 10/15/2002                     6,961,080         6,998,110
                    A      A2       2,850,000       7.375% due 5/15/2007                     2,847,463         2,951,175
                                                The Travelers Corp.:
                    AA-    Aa3      3,000,000       9.50% due 3/01/2002                      3,163,980         3,342,990
                    AA-    Aa3     10,800,000       7.875% due 5/15/2025                    10,845,324        11,536,452
                                                                                        --------------    --------------
                                                                                           127,171,912       130,733,130

Industrial--        A+     A1       3,000,000   Anheuser-Busch Cos., Inc., 8.75%
Consumer--1.8%                                      due 12/01/1999                           3,367,590         3,155,430
                    BBB    Baa2     9,000,000   Nabisco, Inc., 7.55% due 6/15/2015           8,981,960         9,223,200
                    A      A2       9,500,000   Philip Morris Companies, Inc., 9%
                                                    due 1/01/2001                            9,698,815        10,147,710
                                                                                        --------------    --------------
                                                                                            22,048,365        22,526,340

Industrial--        BBB    Baa3     5,500,000   Arkla Inc., 8.875% due 7/15/1999             5,819,675         5,746,785
Energy--2.7%                                    BP America Inc.:
                    AA     Aa2      4,075,000       9.375% due 11/01/2000                    4,488,287         4,436,086
                    AA     Aa2     11,000,000       10% due 7/01/2018                       11,869,080        11,777,040
                    BBB    Baa3     5,000,000   Noram Energy Corp., 7.50%
                                                    due 8/01/2000                            5,113,400         5,139,500
                    A+     A1       5,500,000   Texaco Capital Inc., 9% due
                                                    12/15/1999                               6,215,190         5,818,450
                                                                                        --------------    --------------
                                                                                            33,505,632        32,917,861



Merrill Lynch Corporate Bond Fund, Inc.,
Investment Grade Portfolio & Intermediate Term Portfolio
September 30, 1997


SCHEDULE OF INVESTMENTS (continued)
                   S&P    Moody's      Face                                                                  Value
Industries        Rating   Rating     Amount             Issue                              Cost           (Note 1a)

Bonds & Notes (continued)                                                                   Investment Grade Portfolio
Industrial--        A      A3     $ 7,000,000   Chrysler Corp., 7.45% due 3/01/2027     $    6,965,980    $    7,189,910
Manufacturing--     AA-    Aa3      4,500,000   du Pont (E.I.) de Nemours & Co.,
10.4%                                               8.25% due 1/15/2022                      4,676,445         4,821,660
                                                Ford Motor Credit Co.:
                    A+     A1       5,000,000       7% due 9/25/2001                         4,980,100         5,109,500
                    A+     A1       5,000,000       8% due 6/15/2002                         5,286,350         5,310,050
                    A+     A1       5,000,000       7.50% due 6/15/2004                      5,140,200         5,242,300
                    A+     A1       1,000,000       7.75% due 3/15/2005                        999,090         1,059,660
                                                General Motors Acceptance Corp.:
                    A-     A3       8,000,000       7.60% due 1/20/1998                      7,829,600         8,038,880
                    A-     A3       6,100,000       7.125% due 5/11/1998                     6,168,808         6,142,334
                    A-     A3       4,000,000       6.625% due 9/19/2002                     3,915,080         4,022,920
                    A-     A3       7,000,000       7.125% due 5/01/2003                     6,964,230         7,200,060
                                                Lockheed Martin Corp.:
                    BBB+   A3      10,000,000       6.625% due 6/15/1998                     9,998,700        10,050,900
                    BBB+   A3       8,750,000       6.55% due 5/15/1999                      8,745,800         8,809,412
                    BBB+   A3       5,000,000       6.85% due 5/15/2001                      4,995,950         5,069,800
                    BBB+   A3      11,000,000   Loral Corporation, 8.375%
                                                    due 6/15/2024                           11,056,040        12,493,360
                    BBB+   A3       4,000,000   Martin Marietta Corp., 7.375%
                                                    due 4/15/2013                            3,846,440         4,119,080
                                                McDonnell Douglas Financial Corp.:
                    AA+    Baa2     7,500,000       6.13% due 12/23/1998                     7,484,550         7,404,150
                    AA+    Baa2     5,000,000       6.30% due 10/20/1999                     5,029,550         4,950,500
                    BBB    Baa1     3,000,000   Raytheon Co., 7.20% due 8/15/2027            2,995,560         2,994,360
                    BBB    Baa3    17,000,000   Seagate Technology, Inc., 7.125%
                                                    due 3/01/2004                           16,970,250        17,304,810
                                                                                        --------------    --------------
                                                                                           124,048,723       127,333,646

Industrial--        A+     A1      10,000,000   Bass America, Inc., 8.125%
Services--15.2%                                     due 3/31/2002                           10,250,610        10,673,800
                    A      A2       8,000,000   Carnival Cruise Lines, Inc., 7.70%
                                                    due 7/15/2004                            8,076,380         8,457,680
                    BBB    Baa2    10,000,000   Circus Circus Enterprises, Inc.,
                                                    6.70% due 11/15/2096                     9,977,700         9,864,400
                                                Dillard Department Stores, Inc.:
                    A+     A2       4,000,000       7.375% due 6/15/1999                     4,254,860         4,080,680
                    A+     A2       5,000,000       9.125% due 8/01/2011                     6,054,000         5,996,700
                    A+     A1       2,000,000   Electronic Data Systems Corp., 6.85%
                                                    due 5/15/2000 (b)                        1,998,420         2,032,396
                    AAA    Aaa      7,000,000   Johnson & Johnson, 8.72% due
                                                    11/01/2024                               7,057,420         7,992,110
                                                News American Holdings, Inc.:
                    BBB    Baa3     4,000,000       9.125% due 10/15/1999                    4,298,640         4,213,480
                    BBB    Baa3    12,445,000       8.625% due 2/01/2003                    13,585,486        13,472,335
                    BBB    Baa3    10,000,000       8% due 10/17/2016                        9,699,900        10,230,700
                                                Oracle Corporation:
                    BBB+   Baa2     5,000,000       6.72% due 2/15/2004                      5,000,000         4,990,800
                    BBB+   Baa2     4,000,000       6.91% due 2/15/2007                      4,000,000         4,026,040
                    BBB    Baa2     7,200,000   Safeway, Inc., 7% due 9/15/2007              7,196,760         7,270,704
                                                Sears, Roebuck & Co.:
                    A-     A2       5,000,000       9.25% due 4/15/1998                      5,712,125         5,088,650
                    A-     A2       8,785,000       8.45% due 11/01/1998                     9,709,797         9,001,814
                    A-     A2       8,000,000       6.82% due 10/17/2002                     8,016,320         8,112,960
                                                Service Corporation International:
                    BBB+   Baa1     7,000,000       6.75% due 6/01/2001                      6,978,580         7,074,060
                    BBB+   Baa1     9,500,000       7.20% due 6/01/2006                      9,235,900         9,736,265



Merrill Lynch Corporate Bond Fund, Inc.,
Investment Grade Portfolio & Intermediate Term Portfolio
September 30, 1997


SCHEDULE OF INVESTMENTS (continued)
                   S&P    Moody's      Face                                                                  Value
Industries        Rating   Rating     Amount             Issue                              Cost           (Note 1a)

Bonds & Notes (continued)                                                                   Investment Grade Portfolio
Industrial--                                    Time Warner Entertainment Co.:
Services            BBB-   Baa3  $  6,000,000       10.15% due 5/01/2012                $    7,356,180    $    7,533,480
(concluded)         BBB-   Baa3     9,900,000       8.375% due 3/15/2023                    10,525,871        10,632,600
                    AA     Aa2     14,345,000   Wal-Mart Stores, Inc., 8.50% due
                                                    9/15/2024                               14,488,240        15,905,879
                                                Walt Disney Co.:
                    A      A2       5,500,000       6.375% due 3/30/2001                     5,500,000         5,527,995
                    A      A2      14,678,505       6.85% due 1/10/2007 (b)++               14,668,671        14,819,419
                                                                                        --------------    --------------
                                                                                           183,641,860       186,734,947

Industrial--        BBB    Baa2    11,500,000   CSX Corporation, 7.95% due
Transporation--                                     5/01/2027 (b)                           11,440,430        12,376,507
4.2%                BBB    Baa2     9,000,000   Federal Express Corporation, 9.65%
                                                    due 6/15/2012                           10,137,590        11,102,220
                                                Norfolk Southern Corporation:
                    BBB+   Baa1     1,000,000       6.95% due 5/01/2002                        998,480         1,020,590
                    BBB+   Baa1     4,000,000       7.35% due 5/15/2007                      3,997,240         4,157,880
                    BBB+   Baa1     5,500,000       7.80% due 5/15/2027                      5,493,070         5,890,335
                                                Southwest Airlines, Inc.:
                    A-     A3      10,000,000       9.40% due 7/01/2001                     11,326,040        10,955,300
                    A-     A3       2,000,000       8% due 3/01/2005                         1,989,220         2,147,920
                    A-     A3       3,000,000       7.875% due 9/01/2007                     2,983,950         3,238,290
                                                                                        --------------    --------------
                                                                                            48,366,020        50,889,042

Utilities--         A+     A2       8,700,000   ALLTEL Corporation, 6.75%
Communications--                                    due 9/15/2005                            8,566,020         8,751,939
3.9%                                            GTE Corp.:
                    A      A3       3,000,000       8.85% due 3/01/1998                      3,081,000         3,035,730
                    A      A3       7,500,000       9.375% due 12/01/2000                    8,235,170         8,156,400
                    A      A3       4,000,000       9.10% due 6/01/2003                      4,242,720         4,484,600
                    A      A3       3,000,000       10.30% due 11/15/2017                    3,285,270         3,167,100
                    AA     Aa3      2,000,000   Southwestern Bell Telecommunications
                                                    Corp., 6.125% due 3/01/2000              2,011,250         1,999,080
                                                US West Capital Funding, Inc.:
                    BBB+   Baa1     5,000,000       6.85% due 1/15/2002                      4,998,050         5,063,950
                    BBB+   Baa1     3,500,000       7.30% due 1/15/2007                      3,608,640         3,579,100
                    BBB+   Baa1     6,000,000       7.90% due 2/01/2027                      6,000,000         6,322,440
                    BBB+   Baa1     3,000,000       7.95% due 2/01/2097                      2,970,000         3,160,260
                                                                                        --------------    --------------
                                                                                            46,998,120        47,720,599

Utilities--         BBB+   Baa1    13,500,000   Arizona Public Service Co., 7.625%
Electric--6.0%                                      due 3/15/1998                           13,708,305        13,611,915
                    A+     Aa3      6,675,000   Duke Power Co., 8% due 11/01/1999            6,666,714         6,916,168
                    A+     A1       2,000,000   Georgia Power Co., 6.125% due
                                                    9/01/1999                                1,961,420         2,000,600
                    AA-    Aa3      5,000,000   Northern States Power Company,
                                                    7.125% due 7/01/2025                     5,305,900         5,101,700
                                                Pennsylvania Power & Light Co.:
                    A-     A3       6,000,000       5.50% due 4/01/1998                      5,972,220         5,992,020
                    A-     A3       3,000,000       6.875% due 2/01/2003                     3,048,870         3,050,850
                                                Public Service Electric & Gas Co.:
                    A-     A3       7,000,000       7.125% due 11/01/1997                    7,058,870         7,005,530
                    A-     A3      10,000,000       6.50% due 6/01/2000                      9,995,705        10,082,100
                    AA-    A1       5,000,000   TECO Energy, Inc., 9.27% due
                                                    6/12/2000                                5,000,000         5,370,050
                    BBB    Baa2     5,000,000   Texas Utilities Electric Company,
                                                    8.175% due 1/30/2037                     5,000,000         5,240,350
                    A      A2       8,500,000   Virginia Electric & Power Co., 8.625%
                                                    due 10/01/2024                           8,377,160         9,305,885
                                                                                        --------------    --------------
                                                                                            72,095,164        73,677,168




Merrill Lynch Corporate Bond Fund, Inc.,
Investment Grade Portfolio & Intermediate Term Portfolio
September 30, 1997


SCHEDULE OF INVESTMENTS (continued)
                   S&P    Moody's      Face                                                                  Value
Industries        Rating   Rating     Amount             Issue                              Cost           (Note 1a)

Bonds & Notes (concluded)                                                                   Investment Grade Portfolio
Yankee              AA-    Aa2   $  6,000,000   ABN AMRO Bank N.V., 7.125%
Corporates*--                                       due 6/18/2007 (2)                   $    5,997,060    $    6,177,660
10.5%               A+     A1       6,000,000   Australia & New Zealand Banking
                                                    Group Ltd., 7.55% due
                                                    9/15/2006 (2)                            5,990,880         6,292,320
                    BBB    Baa1     5,075,000   China International Trust, 9%
                                                    due 10/15/2006 (2)                       5,544,336         5,622,136
                                                Enersis S.A.(5):
                    A-     Baa1     2,500,000       6.90% due 12/01/2006                     2,493,550         2,499,150
                    A-     Baa1     7,000,000       7.40% due 12/01/2016                     6,963,040         7,032,550
                    A-     Baa1     4,000,000       6.60% due 12/01/2026                     3,992,400         3,978,800
                    BBB+   Baa3     9,800,000   Fairfax Financial Holdings Ltd.,
                                                    7.75% due 7/15/2037 (2)(b)               9,751,098         9,836,260
                                                Ford Capital B.V. (2):
                    A+     A1      10,000,000       9.875% due 5/15/2002                    10,531,200        11,328,000
                    A+     A1       3,995,000       9.50% due 6/01/2010                      4,430,215         4,837,905
                    A+     A2       4,000,000   Grand Metropolitan Investment Corp.,
                                                    6.50% due 9/15/1999 (2)                  4,000,000         4,031,760
                    A-     A3       6,000,000   HSBC Americas Inc., 7% due
                                                    11/01/2006 (2)                           5,949,600         6,058,380
                                                Hutchison Whampoa Finance (2):
                    A+     A3       7,000,000       6.95% due 8/01/2007                      7,004,020         6,899,900
                    A+     A3       6,500,000       7.45% due 8/01/2017 (b)                  6,563,055         6,445,894
                    A-     A3       5,000,000   Israel Electric Corp. Ltd., 7.25%
                                                    due 12/15/2006 (5)(b)                    4,990,500         5,079,615
                    A+     A3       5,500,000   Mass Transit Railway Corp., 7.25%
                                                    due 10/01/2005 (6)                       5,663,700         5,608,185
                    A      Aa3      2,000,000   Midland Bank PLC, 7.625% due
                                                    6/15/2006 (2)                            1,995,240         2,110,320
                                                Petroliam Nasional BHD(5)(b):
                    A+     A1      12,000,000       6.875% due 7/01/2003                    11,929,530        11,856,000
                    A+     A1       6,500,000       7.125% due 10/18/2006                    6,482,515         6,416,917
                    A+     A2       5,000,000   Pohang Iron and Steel Industries
                                                    Co., Ltd., 7.125% due 7/15/2004 (4)      4,987,250         4,901,250
                    BBB+   Baa2     2,000,000   Saga Petroleum ASA, 7.25% due
                                                    9/23/2027 (5)                            1,979,980         1,972,460
                    BBB+   A3       9,500,000   State Development Bank of China,
                                                    7.375% due 2/01/2007 (2)                 9,496,865         9,601,745
                                                                                        --------------    --------------
                                                                                           126,736,034       128,587,207

Yankee              AAA    Aaa      4,000,000   Export-Import Bank of Japan, 8.35%
Sovereign*--0.6%                                    due 12/01/1999 (3)                       4,226,640         4,178,680
                    AA-    A1       4,000,000   Korea Development Bank, 6.625% due
                                                    11/21/2003 (2)                           4,031,560         3,895,000
                                                                                        --------------    --------------
                                                                                             8,258,200         8,073,680

                                                Total Investments in
                                                Bonds & Notes--94.7%                     1,143,298,065     1,160,382,093



Merrill Lynch Corporate Bond Fund, Inc.,
Investment Grade Portfolio & Intermediate Term Portfolio
September 30, 1997


SCHEDULE OF INVESTMENTS (concluded)
                                       Face                                                                  Value
                                      Amount             Issue                              Cost           (Note 1a)

Short-Term Securities                                                                       Investment Grade Portfolio
Repurchase                      $  49,199,000   UBS Securities Funding Inc.,
Agreements**--4.0%                                  purchased on 9/30/1997 to
                                                    yield 6.06% to 10/01/1997           $   49,199,000    $   49,199,000

                                                Total Investments in
                                                Short-Term Securities--4.0%                 49,199,000        49,199,000

Total Investments--98.7%                                                                $1,192,497,065     1,209,581,093
                                                                                        ==============
Other Assets Less Liabilities--1.3%                                                                           15,432,333
                                                                                                          --------------
Net Assets--100.0%                                                                                        $1,225,013,426
                                                                                                          ==============


  *Corresponding industry groups for foreign securities which are denominated in US dollars:
   (1)Government Entity; Guaranteed by the Province.
   (2)Financial Institution.
   (3)Government Entity; Guaranteed by Japan.
   (4)Industrial; Metals.
   (5)Industrial.
   (6)Transportation.

   See Notes to Financial Statements.

 **Repurchase Agreements are fully collateralized by US Government and Agency Obligations.
 ++Subject to principal paydowns.
(a)Floating Rate Note.
(b)The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.

Ratings of issues shown have not been audited by Deloitte & Touche LLP.



SCHEDULE OF INVESTMENTS
                   S&P    Moody's      Face                                                                  Value
Industries        Rating   Rating     Amount             Issue                              Cost           (Note 1a)

Bonds & Notes                                                                              Intermediate Term Portfolio
US Government                                   United States Treasury Bonds & Notes:
Obligations--6.2%   AAA    Aaa    $ 3,000,000       7.75% due 12/31/1999                $    3,122,344    $    3,118,110
                    AAA    Aaa      1,000,000       5.875% due 2/15/2000                       989,375         1,000,160
                    AAA    Aaa      2,000,000       5.75% due 10/31/2000                     1,963,750         1,990,320
                    AAA    Aaa      4,500,000       5.625% due 2/28/2001                     4,383,281         4,455,720
                    AAA    Aaa      1,000,000       8% due 5/15/2001                         1,070,000         1,065,620
                    AAA    Aaa      1,000,000       6.50% due 5/15/2005                      1,003,420         1,021,250
                    AAA    Aaa     11,800,000       6.125% due 8/15/2007                    11,609,838        11,805,546
                                                                                        --------------    --------------
                                                                                            24,142,008        24,456,726

Asset-Backed        AAA    Aaa      2,000,000   First Bank Corporate Card Master
Securities++--0.5%                                  Trust, 6.40% due 2/15/2003               1,997,545         2,010,860

Banking--16.4%      BBB+   A3       4,000,000   BB&T Corporation, 7.25% due 6/15/2007        3,981,320         4,119,040
                    A      A2       3,500,000   Bank of New York Company, Inc. (The),
                                                    7.875% due 11/15/2002                    3,873,450         3,714,130
                                                BankAmerica Corp.:
                    A      A1       4,000,000       7.50% due 10/15/2002                     4,268,880         4,171,720
                    A+     Aa3      3,000,000       7.125% due 5/12/2005                     2,956,500         3,072,000
                    A      A2       9,000,000   First Chicago Corp., 9% due 6/15/1999        9,548,820         9,406,710
                    A-     A3       6,000,000   Mellon Financial, 6.875% due 3/01/2003       5,483,220         6,078,780
                    A+     A1      11,500,000   NationsBank Corporation, 6.65% due
                                                    4/09/2002                               11,423,540        11,579,120
                                                Norwest Corp.:
                    AA-    Aa3      5,000,000       6.25% due 4/15/1999                      4,983,600         5,022,300
                    AA-    Aa3      2,000,000       6.125% due 10/15/2000                    1,996,440         1,996,440
                    A+     A1       1,000,000       6.625% due 3/15/2003                     1,003,060         1,004,210
                    AA+    Aa2      5,000,000   Wachovia Corporation, 6% due 3/15/1999       4,890,950         5,012,900
                    BBB+   A3       9,000,000   Washington Mutual Inc., 7.25% due
                                                    8/15/2005                                8,930,520         9,206,730
                                                                                        --------------    --------------
                                                                                            63,340,300        64,384,080


Merrill Lynch Corporate Bond Fund, Inc.,
Investment Grade Portfolio & Intermediate Term Portfolio
September 30, 1997


SCHEDULE OF INVESTMENTS (continued)
                   S&P    Moody's      Face                                                                  Value
Industries        Rating   Rating     Amount             Issue                              Cost           (Note 1a)

Bonds & Notes (continued)                                                                  Intermediate Term Portfolio
Canadian                                        Province of Quebec (Canada)(1):
Provinces*--2.7%    A+     A2     $ 5,000,000       7.50% due 7/15/2002                 $    5,296,190    $    5,204,250
                    A+     A2       5,000,000       8.80% due 4/15/2003                      5,538,670         5,518,800
                                                                                        --------------    --------------
                                                                                            10,834,860        10,723,050

Federal             AAA    Aaa      2,500,000   Federal National Mortgage
Agencies--0.7%                                      Association, 7.85% due 9/10/2004         2,496,484         2,573,825

Finance--3.1%       A      A2       9,250,000   Beneficial Corporation, 6.80% due
                                                    9/16/2003                                9,250,000         9,353,128
                    A+     A1       3,000,000   Commercial Credit Company, 6.45%
                                                    due 7/01/2002                            3,005,880         2,997,090
                                                                                        --------------    --------------
                                                                                            12,255,880        12,350,218

Finance--           A      Baa2    11,580,000   Bankers Trust New York Corporation,
Other--9.2%                                         7.625% due 8/15/2005                    11,797,083        12,106,543
                                                Bear Stearns Companies, Inc.:
                    A      A2       2,000,000       6.50% due 7/05/2000                      1,996,360         2,010,900
                    A      A2       3,000,000       8.75% due 3/15/2004                      3,224,430         3,323,610
                    A+     A1       6,250,000   Dean Witter, Discover & Co., 6.75%
                                                    due 8/15/2000                            6,226,438         6,323,625
                                                Salomon Inc.:
                    BBB    Baa1     5,000,000       6.50% due 3/01/2000                      5,000,000         5,014,600
                    BBB    Baa1     4,000,000       7.20% due 2/01/2004                      3,996,680         4,094,240
                    A      A2       1,000,000   Smith Barney Holdings Inc., 7.375%
                                                    due 5/15/2007                              999,110         1,035,500
                    AA-    Aa3      2,000,000   The Travelers Corp., 9.50%
                                                    due 3/01/2002                            2,168,400         2,228,660
                                                                                        --------------    --------------
                                                                                            35,408,501        36,137,678

Industrial--        A+     A1       5,481,000   Anheuser-Busch Cos., Inc., 8.75%
Consumer--4.5%                                      due 12/01/1999                           6,189,909         5,764,971
                                                Nabisco, Inc.:
                    BBB    Baa2     5,000,000       6.70% due 6/15/2002                      4,997,050         5,020,100
                    BBB    Baa2     3,000,000       6.85% due 6/15/2005                      2,994,300         3,005,760
                    A      A2       3,500,000   Philip Morris Cos., Inc., 9%
                                                    due 1/01/2001                            3,576,195         3,738,630
                                                                                        --------------    --------------
                                                                                            17,757,454        17,529,461

Industrial--                                    Texaco Capital Inc.:
Energy--1.1%        A+     A1       2,000,000       6.875% due 7/15/1999                     1,996,120         2,028,260
                    A+     A1       2,000,000       9% due 12/15/1999                        2,342,460         2,115,800
                                                                                        --------------    --------------
                                                                                             4,338,580         4,144,060

Industrial--        BBB+   A3       4,000,000   Applied Materials Inc., 6.65%
Manufacturing--                                     due 9/05/2000                            4,000,000         4,030,200
11.7%               A+     A1       5,000,000   Ford Motor Credit Co., 7.75%
                                                    due 3/15/2005                            4,995,450         5,298,300
                                                General Motors Acceptance Corp.:
                    A-     A3       2,000,000       7.60% due 1/20/1998                      1,957,400         2,009,720
                    A-     A3       5,000,000       6.625% due 10/01/2002                    4,991,000         5,037,750
                    A-     A3       2,000,000       7.125% due 5/01/2003                     1,989,780         2,057,160
                                                Lockheed Martin Corp.:
                    BBB+   A3       1,000,000       6.625% due 6/15/1998                       999,870         1,005,090
                    BBB+   A3       2,500,000       6.55% due 5/15/1999                      2,498,800         2,516,975
                    BBB+   A3       8,000,000       6.85% due 5/15/2001                      8,018,810         8,111,680
                    AA+    Baa2     5,000,000   McDonnell Douglas Corporation, 6.30%
                                                    due 10/20/1999                           5,029,550         4,950,500
                    BBB    Baa1     5,000,000   Raytheon Company, 6.75% due 8/15/2007        4,987,750         4,991,900
                    BBB    Baa3     6,000,000   Seagate Technology, Inc., 7.125%
                                                    due 3/01/2004                            5,989,500         6,107,580
                                                                                        --------------    --------------
                                                                                            45,457,910        46,116,855



Merrill Lynch Corporate Bond Fund, Inc.,
Investment Grade Portfolio & Intermediate Term Portfolio
September 30, 1997


SCHEDULE OF INVESTMENTS (continued)
                   S&P    Moody's      Face                                                                  Value
Industries        Rating   Rating     Amount             Issue                              Cost           (Note 1a)

Bonds & Notes (continued)                                                                  Intermediate Term Portfolio
Industrial--        A+     A1      $3,000,000   Bass America, Inc., 6.625%
Services--17.8%                                     due 3/01/2003                       $    2,825,520    $    3,020,970
                    A      A2       6,000,000   Carnival Cruise Lines, Inc.,
                                                    7.70% due 7/15/2004                      5,952,060         6,343,260
                    BBB-   Baa3     4,000,000   Comcast Corporation, 8.375%
                                                    due 5/01/2007 (a)                        4,060,680         4,387,152
                    A+     A1       3,500,000   Electronic Data Systems Corp.,
                                                    6.85% due 5/15/2000 (a)                  3,497,235         3,556,693
                                                News American Holdings, Inc.:
                    BBB    Baa3     4,000,000       8.625% due 2/01/2003                     4,286,440         4,330,200
                    BBB    Baa3     4,500,000       8.50% due 2/15/2005                      4,677,305         4,871,745
                    BBB+   Baa2     1,000,000   Oracle Corporation, 6.91% due 2/15/2007      1,000,000         1,006,510
                                                Sears, Roebuck & Co.:
                    A-     A2       2,500,000       9.25% due 4/15/1998                      2,837,275         2,544,325
                    A-     A2       7,000,000       8.45% due 11/01/1998                     7,762,380         7,172,760
                    A-     A2       5,550,000   Sears Roebuck Acceptance Corp.,
                                                    6.22% due 3/25/1999                      5,478,183         5,566,483
                                                Service Corporation International:
                    BBB+   Baa1     1,000,000       6.75% due 6/01/2001                        996,940         1,010,580
                    BBB+   Baa1     1,500,000       7.20% due 6/01/2006                      1,495,455         1,537,305
                                                TCI Communications Inc.:
                    BBB-   Ba1      3,000,000       8.65% due 9/15/2004                      3,099,270         3,247,020
                    BBB-   Ba1      5,500,000       8% due 8/01/2005                         5,561,380         5,737,160
                    BBB-   Baa3     5,000,000   Time Warner Inc., 9.625% due 5/01/2002       5,586,000         5,580,000
                    BBB-   Ba1      5,000,000   Turner Broadcasting System, Inc.
                                                    (Class B), 7.40% due 2/01/2004           5,108,150         5,120,350
                    A      A2       4,812,625   Walt Disney Co., 6.85% due
                                                    1/10/2007 (a)++                          4,809,400         4,858,826
                                                                                        --------------    --------------
                                                                                            69,033,673        69,891,339

Industrial--        BBB-   Baa3     4,310,000   AMR Corporation, 9.50% due 7/15/1998         4,606,528         4,425,637
Transportation--    AA+    Aa3      4,000,000   Boeing Co. (The), 6.35% due 6/15/2003        3,599,960         3,988,400
5.8%                                            Norfolk Southern Corporation:
                    BBB+   Baa1     5,000,000       6.95% due 5/01/2002                      4,992,400         5,102,950
                    BBB+   Baa1     1,000,000       7.35% due 5/15/2007                        999,310         1,039,470
                                                Southwest Airlines, Inc.:
                    A-     A3       6,500,000       9.40% due 7/01/2001                      7,564,180         7,120,945
                    A-     A3       1,000,000       8% due 3/01/2005                           994,610         1,073,960
                                                                                        --------------    --------------
                                                                                            22,756,988        22,751,362

Utilities--         A+     A2       4,000,000   Alltel Corporation, 6.75% due
Communications--                                    9/15/2005                                3,938,400         4,023,880
5.8%                                            GTE Corporation:
                    A      A3       1,000,000       9.375% due 12/01/2000                    1,090,310         1,087,520
                    A      A3       2,000,000       9.10% due 6/01/2003                      2,194,920         2,242,300
                    A      A2       6,000,000   MCI Communications Corporation, 6.95%
                                                    due 8/15/2006                            5,980,200         6,153,540
                    AA     Aa3      2,200,000   Southwestern Bell Capital Corp., 6.625%
                                                    due 4/01/2005                            2,108,590         2,208,338
                                                US West Capital Funding, Inc.:
                    BBB+   Baa1     2,000,000       6.85% due 1/15/2002                      1,979,920         2,025,580
                    BBB+   Baa1     2,000,000       7.30% due 1/15/2007                      2,062,080         2,045,200
                    BBB-   Ba1      3,000,000   WorldCom, Inc., 7.75% due 4/01/2007          3,095,220         3,145,020
                                                                                        --------------    --------------
                                                                                            22,449,640        22,931,378


Merrill Lynch Corporate Bond Fund, Inc.,
Investment Grade Portfolio & Intermediate Term Portfolio
September 30, 1997


SCHEDULE OF INVESTMENTS (concluded)
                   S&P    Moody's      Face                                                                  Value
Industries        Rating   Rating     Amount             Issue                              Cost           (Note 1a)

Bonds & Notes (concluded)                                                                  Intermediate Term Portfolio
Utilities--         BBB+   Baa1    $4,000,000   Arizona Public Service Company,
Electric--2.8%                                      6.75% due 11/15/2006                $    3,905,840    $    4,009,520
                    A-     A3       2,000,000   PSE&G Capital Corp., 6.50% due
                                                    6/01/2000                                1,999,120         2,016,420
                                                Pennsylvania Power & Light Co.:
                    A-     A3       4,000,000       5.50% due 4/01/1998                      3,991,280         3,994,680
                    A-     A3       1,000,000       6.875% due 2/01/2003                     1,016,290         1,016,950
                                                                                        --------------    --------------
                                                                                            10,912,530        11,037,570

Yankee              A-     Baa1     1,500,000   Enersis S.A., 6.90% due 12/01/2006 (3)       1,496,130         1,499,490
Corporates*--       A+     A1       2,000,000   Ford Capital B.V., 9.875% due
7.6%                                                5/15/2002 (4)                            2,300,380         2,265,600
                    A+     A2       3,000,000   Grand Metropolitan Investment Corp.,
                                                    6.50% due 9/15/1999 (4)                  3,040,120         3,023,820
                    A-     A3       1,000,000   HSBC Americas Inc., 7% due 11/01/2006 (4)      991,600         1,009,730
                    A+     A3       4,500,000   Hutchison Whampoa Finance Ltd., 6.95%
                                                    due 8/01/2007 (4)                        4,429,590         4,435,650
                    A-     A3       2,000,000   Israel Electric Corp. Ltd., 7.25% due
                                                    12/15/2006 (3)(a)                        1,996,200         2,031,846
                                                Petroliam Nasional BHD (3)(a):
                    A+     A1       2,000,000       6.875% due 7/01/2003                     1,972,960         1,976,000
                    A+     A1       7,500,000       7.125% due 10/18/2006                    7,479,825         7,404,135
                    BBB+   A3       5,000,000   Philips Electronics N.V., 7.75%
                                                    due 4/15/2004 (3)                        5,430,750         5,246,750
                    A+     A2       1,000,000   Pohang Iron & Steel Company Ltd.,
                                                    7.125% due 7/15/2004 (5)                   997,450           980,250
                                                                                        --------------    --------------
                                                                                            30,135,005        29,873,271

Yankee              AA-    A1       1,000,000   Korea Development Bank, 6.625% due
Sovereign*--                                        11/21/2003 (2)                           1,007,890           973,750
0.9%                                            People's Republic of China (1):
                    BBB+   A3       1,000,000       6.625% due 1/15/2003                       995,160           991,580
                    BBB+   A3       1,500,000       7.75% due 7/05/2006                      1,475,865         1,566,180
                                                                                        --------------    --------------
                                                                                             3,478,915         3,531,510

                                                Total Investments in
                                                Bonds & Notes--96.8%                       376,796,273       380,443,243

Short-Term Securities

Repurchase                          7,935,000   UBS Securities Funding, Inc.,
Agreements**--2.0%                                  purchased on 9/30/1997 to yield
                                                    6.06% to 10/01/1997                      7,935,000         7,935,000

                                                Total Investments in
                                                Short-Term Securities--2.0%                  7,935,000         7,935,000

Total Investments--98.8%                                                                $  384,731,273       388,378,243
                                                                                        ==============
Other Assets Less Liabilities--1.2%                                                                            4,790,834
                                                                                                          --------------
Net Assets--100.0%                                                                                        $  393,169,077
                                                                                                          ==============


  *Corresponding industry groups for foreign securities which are denominated in US dollars:
   (1)Government Entity.
   (2)Financial Institution; Government-Owned & Guaranteed.
   (3)Industrial.
   (4)Financial Institution.
   (5)Industrial; Metals.
 **Repurchase Agreements are fully collateralized by US Government and Agency Obligations.
 ++Subject to principal paydowns.
(a)The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.

   See Notes to Financial Statements.

Ratings of issues shown have not been audited by Deloitte & Touche LLP.



Merrill Lynch Corporate Bond Fund, Inc.,
Investment Grade Portfolio & Intermediate Term Portfolio
September 30, 1997


FINANCIAL INFORMATION

Statements of Assets and Liabilities as of September 30, 1997
                                                                                           Investment      Intermediate
                                                                                         Grade Portfolio  Term Portfolio
Assets:             Investments, at value* (Note 1a)                                     $1,209,581,093   $  388,378,243
                    Cash                                                                      6,694,633        7,820,086
                    Receivables:
                      Interest                                                               20,333,995        6,978,442
                      Capital shares sold                                                     1,890,457          792,151
                      Securities sold                                                                --        2,065,693
                      Loans                                                                      10,667            5,779
                    Prepaid registration fees and other assets (Note 1e)                         29,886           28,272
                                                                                         --------------   --------------
                    Total assets                                                          1,238,540,731      406,068,666
                                                                                         --------------   --------------

Liabilities:        Payables:
                      Securities purchased                                                    6,690,921        9,773,900
                      Capital shares redeemed                                                 3,029,702        1,908,754
                      Dividends to shareholders (Note 1f)                                     2,462,296          785,402
                      Investment adviser (Note 2)                                               348,865          113,156
                      Distributor (Note 2)                                                      392,541           65,463
                    Accrued expenses and other liabilities                                      602,980          252,914
                                                                                         --------------   --------------
                    Total liabilities                                                        13,527,305       12,899,589
                                                                                         --------------   --------------

Net Assets:         Net assets                                                           $1,225,013,426   $  393,169,077
                                                                                         ==============   ==============

Net Assets          Class A Common Stock, $.10 par value++                               $    4,558,678   $    1,558,257
Consist of:         Class B Common Stock, $.10 par value++++                                  5,069,839        1,288,787
                    Class C Common Stock, $.10 par value++++++                                  437,696           13,668
                    Class D Common Stock, $.10 par value++++++++                                678,493          559,642
                    Paid-in capital in excess of par                                      1,235,789,880      397,492,839
                    Accumulated realized capital losses on investments--net                  (6,840,481)      (5,870,447)
                    Accumulated distributions in excess of realized capital gains on
                    investments--net (Note 1f)                                              (31,764,707)      (5,520,639)
                    Unrealized appreciation on investments--net                              17,084,028        3,646,970
                                                                                         --------------   --------------
                    Net assets                                                           $1,225,013,426   $  393,169,077
                                                                                         ==============   ==============

Net        Class A: Net assets                                                           $  519,708,420   $  179,115,016
Asset                                                                                    ==============   ==============
Value:              Shares outstanding                                                       45,586,778       15,582,572
                                                                                         ==============   ==============
                    Net asset value and redemption price per share                       $        11.40   $        11.49
                                                                                         ==============   ==============
           Class B: Net assets                                                           $  577,989,206   $  148,147,805
                                                                                         ==============   ==============
                    Shares outstanding                                                       50,698,388       12,887,867
                                                                                         ==============   ==============
                    Net asset value and redemption price per share                       $        11.40   $        11.50
                                                                                         ==============   ==============
           Class C: Net assets                                                           $   49,918,132   $    1,570,857
                                                                                         ==============   ==============
                    Shares outstanding                                                        4,376,961          136,676
                                                                                         ==============   ==============
                    Net asset value and redemption price per share                       $        11.40   $        11.49
                                                                                         ==============   ==============
           Class D: Net assets                                                           $   77,397,668   $   64,335,399
                                                                                         ==============   ==============
                    Net asset value and redemption price per share                       $        11.41   $        11.50
                                                                                         ==============   ==============

                   *Identified cost                                                      $1,192,497,065   $  384,731,273
                                                                                         ==============   ==============
                  ++Authorized shares--Class A                                              250,000,000      100,000,000
                                                                                         ==============   ==============
                ++++Authorized shares--Class B                                              250,000,000       50,000,000
                                                                                         ==============   ==============
              ++++++Authorized shares--Class C                                              100,000,000       50,000,000
                                                                                         ==============   ==============
            ++++++++Authorized shares--Class D                                              100,000,000       50,000,000
                                                                                         ==============   ==============


                    See Notes to Financial Statements.



Merrill Lynch Corporate Bond Fund, Inc.,
Investment Grade Portfolio & Intermediate Term Portfolio
September 30, 1997


FINANCIAL INFORMATION (continued)

Statements of Operations for the Year Ended September 30, 1997
                                                                                            Investment    Intermediate
                                                                                              Grade           Term
                                                                                            Portfolio       Portfolio
Investment          Interest and discount earned                                         $  101,496,218   $   32,416,240
Income              Loaned securities                                                            81,037           51,929
(Note 1d):          Other                                                                            --            9,051
                                                                                         --------------   --------------
                    Total income                                                            101,577,255       32,477,220
                                                                                         --------------   --------------

Expenses:           Investment advisory fees (Note 2)                                         4,995,553        1,644,791
                    Account maintenance and distribution fees--Class B (Note 2)               4,943,306          950,958
                    Transfer agent fees--Class B (Note 2)                                     1,245,495          498,740
                    Transfer agent fees--Class A (Note 2)                                     1,036,847          505,386
                    Account maintenance and distribution fees--Class C (Note 2)                 471,625           35,211
                    Accounting services (Note 2)                                                153,971           75,374
                    Account maintenance fees--Class D (Note 2)                                  176,298           51,884
                    Transfer agent fees--Class D (Note 2)                                       121,991          130,341
                    Registration fees (Note 1e)                                                 126,239           63,810
                    Printing and shareholder reports                                            119,089           36,152
                    Transfer agent fees--Class C (Note 2)                                       114,179           20,331
                    Custodian fees                                                               74,392           40,921
                    Professional fees                                                            27,441           12,588
                    Pricing fees (Note 2)                                                        15,879            8,399
                    Directors' fees and expenses                                                  8,263            3,406
                    Other                                                                        15,977            7,053
                                                                                         --------------   --------------
                    Total expenses                                                           13,646,545        4,085,345
                                                                                         --------------   --------------
                    Investment income--net                                                   87,930,710       28,391,875
                                                                                         --------------   --------------

Realized &          Realized loss on investments--net                                          (160,363)        (507,524)
Unrealized Gain     Change in unrealized appreciation/depreciation on investments--net       28,265,493        8,329,252
(Loss) on                                                                                --------------   --------------
Investments--Net    Net Increase in Net Assets Resulting from Operations                 $  116,035,840   $   36,213,603
(Notes 1b, 1d & 3):                                                                      ==============   ==============


                    See Notes to Financial Statements.



Merrill Lynch Corporate Bond Fund, Inc.,
Investment Grade Portfolio & Intermediate Term Portfolio
September 30, 1997


FINANCIAL INFORMATION (continued)

Statements of Changes in Net Assets                                                        Investment Grade Portfolio
                                                                                                 For the Year Ended
                                                                                                   September 30,
Increase (Decrease) in Net Assets:                                                             1997             1996
Operations:         Investment income--net                                               $   87,930,710   $   83,065,190
                    Realized gain (loss) on investments--net                                   (160,363)       1,240,458
                    Change in unrealized appreciation/depreciation on
                    investments--net                                                         28,265,493      (44,461,678)
                                                                                         --------------   --------------
                    Net increase in net assets resulting from operations                    116,035,840       39,843,970
                                                                                         --------------   --------------

Dividends to        Investment income--net:
Shareholders          Class A                                                               (40,601,509)     (36,619,895)
(Note 1f):            Class B                                                               (39,286,289)     (40,835,373)
                      Class C                                                                (3,483,463)      (2,822,765)
                      Class D                                                                (4,559,449)      (2,787,157)
                                                                                         --------------   --------------
                    Net decrease in net assets resulting from dividends
                    to shareholders                                                         (87,930,710)     (83,065,190)
                                                                                         --------------   --------------

Capital Share       Net increase (decrease) in net assets derived from capital
Transactions        share transactions                                                     (264,834,589)     350,127,963
(Note 4):

Net Assets:         Total increase (decrease) in net assets                                (236,729,459)     306,906,743
                    Beginning of year                                                     1,461,742,885    1,154,836,142
                                                                                         --------------   --------------
                    End of year                                                          $1,225,013,426   $1,461,742,885
                                                                                         ==============   ==============


                    See Notes to Financial Statements.


Statements of Changes in Net Assets (concluded)                                           Intermediate Term Portfolio

                                                                                                 For the Year Ended
                                                                                                   September 30,
Increase (Decrease) in Net Assets:                                                             1997             1996
Operations:         Investment income--net                                               $   28,391,875   $   29,804,225
                    Realized gain (loss) on investments--net                                   (507,524)       3,880,395
                    Change in unrealized appreciation/depreciation on
                    investments--net                                                          8,329,252      (13,083,867)
                                                                                         --------------   --------------
                    Net increase in net assets resulting from operations                     36,213,603       20,600,753
                                                                                         --------------   --------------

Dividends to        Investment income--net:
Shareholders          Class A                                                               (13,458,213)     (14,523,748)
(Note 1f):            Class B                                                               (11,241,646)     (13,124,698)
                      Class C                                                                  (414,942)        (542,378)
                      Class D                                                                (3,277,074)      (1,613,401)
                                                                                         --------------   --------------
                    Net decrease in net assets resulting from dividends
                    to shareholders                                                         (28,391,875)     (29,804,225)
                                                                                         --------------   --------------

Capital Share       Net increase (decrease) in net assets derived from capital
Transactions        share transactions                                                      (91,252,583)      32,787,882
(Note 4):                                                                                --------------   --------------


Net Assets:         Total increase (decrease) in net assets                                 (83,430,855)      23,584,410
                    Beginning of year                                                       476,599,932      453,015,522
                                                                                         --------------   --------------
                    End of year                                                          $  393,169,077   $  476,599,932
                                                                                         ==============   ==============
                    See Notes to Financial Statements.



Merrill Lynch Corporate Bond Fund, Inc.,
Investment Grade Portfolio & Intermediate Term Portfolio
September 30, 1997


FINANCIAL INFORMATION (continued)

Financial Highlights                                                                         Investment Grade Portfolio
The following per share data and ratios have been derived
from information provided in the financial statements.                                    Class A
                                                                              For the Year Ended September 30,
Increase (Decrease) in Net Asset Value:                             1997       1996        1995        1994      1993
Per Share           Net asset value, beginning of year          $   11.16  $   11.51   $   10.77   $   12.81   $   12.30
Operating                                                       ---------  ---------   ---------   ---------   ---------
Performance:        Investment income--net                            .76        .76         .80         .75         .81
                    Realized and unrealized gain (loss) on
                    investments--net                                  .24       (.35)        .74       (1.49)        .67
                                                                ---------  ---------   ---------   ---------   ---------
                    Total from investment operations                 1.00        .41        1.54        (.74)       1.48
                                                                ---------  ---------   ---------   ---------   ---------
                    Less dividends and distributions:
                      Investment income--net                         (.76)      (.76)       (.80)       (.75)       (.81)
                      Realized gain on investments--net                --         --          --        (.10)       (.16)
                      In excess of realized gain on
                      investments--net                                 --         --          --        (.45)         --
                                                                ---------  ---------   ---------   ---------   ---------
                    Total dividends and distributions                (.76)      (.76)       (.80)      (1.30)       (.97)
                                                                ---------  ---------   ---------   ---------   ---------
                    Net asset value, end of year                $   11.40  $   11.16   $   11.51   $   10.77   $   12.81
                                                                =========  =========   =========   =========   =========

Total Investment    Based on net asset value per share              9.22%      3.60%      14.93%     (6.03%)      12.76%
Return:*                                                        =========  =========   =========   =========   =========

Ratios to Average   Expenses                                         .57%       .56%        .58%        .53%        .56%
Net Assets:                                                     =========  =========   =========   =========   =========
                    Investment income--net                          6.73%      6.64%       7.30%       6.61%       6.94%
                                                                =========  =========   =========   =========   =========

Supplemental        Net assets, end of year (in thousands)      $ 519,708  $ 608,901   $ 472,388   $ 366,792   $ 407,625
Data:                                                           =========  =========   =========   =========   =========
                    Portfolio turnover                            113.46%     88.53%     108.07%     159.05%     121.34%
                                                                =========  =========   =========   =========   =========


The following per share data and ratios have been derived
from information provided in the financial statements.                                    Class B
                                                                              For the Year Ended September 30,
Increase (Decrease) in Net Asset Value:                             1997       1996        1995        1994      1993
Per Share           Net asset value, beginning of year          $   11.16  $   11.51   $   10.77   $   12.81   $   12.30
Operating                                                       ---------  ---------   ---------   ---------   ---------
Performance:        Investment income--net                            .67        .67         .72         .66         .72
                    Realized and unrealized gain (loss) on
                    investments--net                                  .24       (.35)        .74       (1.49)        .67
                                                                ---------  ---------   ---------   ---------   ---------
                    Total from investment operations                  .91        .32        1.46        (.83)       1.39
                                                                ---------  ---------   ---------   ---------   ---------
                    Less dividends and distributions:
                      Investment income--net                         (.67)      (.67)       (.72)       (.66)       (.72)
                      Realized gain on investments--net                --         --          --        (.10)       (.16)
                      In excess of realized gain on
                      investments--net                                 --         --          --        (.45)         --
                                                                ---------  ---------   ---------   ---------   ---------
                    Total dividends and distributions                (.67)      (.67)       (.72)      (1.21)       (.88)
                                                                ---------  ---------   ---------   ---------   ---------
                    Net asset value, end of year                $   11.40  $   11.16   $   11.51   $   10.77   $   12.81
                                                                =========  =========   =========   =========   =========

Total Investment    Based on net asset value per share              8.39%      2.81%      14.04%      (6.73%)     11.91%
Return:*                                                        =========  =========   =========   =========   =========

Ratios to Average   Expenses                                        1.34%      1.32%       1.35%       1.29%       1.29%
Net Assets:                                                     =========  =========   =========   =========   =========
                    Investment income--net                          5.96%      5.88%       6.52%       5.85%       5.80%
                                                                =========  =========   =========   =========   =========

Supplemental        Net assets, end of year (in thousands)      $ 577,989  $ 724,089   $ 631,517   $ 483,053   $ 515,402
Data:                                                           =========  =========   =========   =========   =========
                    Portfolio turnover                            113.46%     88.53%     108.07%     159.05%     121.34%
                                                                =========  =========   =========   =========   =========

                   *Total investment returns exclude the effects of sales loads.

                    See Notes to Financial Statements.


Merrill Lynch Corporate Bond Fund, Inc.,
Investment Grade Portfolio & Intermediate Term Portfolio
September 30, 1997


FINANCIAL INFORMATION (continued)

Financial Highlights (continued)                                                            Investment Grade Portfolio
                                                                                               Class C
                                                                                                               For the
                                                                                                                Period
The following per share data and ratios have been derived                               For the                Oct. 21,
from information provided in the financial statements.                                 Year Ended             1994++ to
                                                                                     September 30,             Sept. 30,
Increase (Decrease) in Net Asset Value:                                          1997            1996            1995
Per Share           Net asset value, beginning of period                        $   11.17      $   11.51       $   10.67
Operating                                                                       ---------      ---------       ---------
Performance:        Investment income--net                                            .67            .66             .67
                    Realized and unrealized gain (loss)
                    on investments--net                                               .23           (.34)            .84
                                                                                ---------      ---------       ---------
                    Total from investment operations                                  .90            .32            1.51
                                                                                ---------      ---------       ---------
                    Less dividends from investment income--net                       (.67)          (.66)           (.67)
                                                                                ---------      ---------       ---------
                    Net asset value, end of period                              $   11.40      $   11.17       $   11.51
                                                                                =========      =========       =========

Total Investment    Based on net asset value per share                              8.23%          2.85%          14.60%+++
Return:**                                                                       =========      =========       =========

Ratios to Average   Expenses                                                        1.39%          1.38%           1.40%*
Net Assets:                                                                     =========      =========       =========
                    Investment income--net                                          5.91%          5.83%           6.27%*
                                                                                =========      =========       =========

Supplemental        Net assets, end of period (in thousands)                    $  49,918      $  64,931       $  25,778
Data:                                                                           =========      =========       =========
                    Portfolio turnover                                            113.46%         88.53%         108.07%
                                                                                =========      =========       =========


                                                                                               Class D
                                                                                                                For the
                                                                                                                Period
The following per share data and ratios have been derived                               For the                 Oct. 21,
from information provided in the financial statements.                                 Year Ended              1994++ to
                                                                                     September 30,             Sept. 30,
Increase (Decrease) in Net Asset Value:                                          1997            1996            1995
Per Share           Net asset value, beginning of period                        $   11.17      $   11.51       $   10.67
Operating                                                                       ---------      ---------       ---------
Performance:        Investment income--net                                            .73            .73             .73
                    Realized and unrealized gain (loss)
                    on investments--net                                               .24           (.34)            .84
                                                                                ---------      ---------       ---------
                    Total from investment operations                                  .97            .39            1.57
                                                                                ---------      ---------       ---------
                    Less dividends from investment income--net                       (.73)          (.73)           (.73)
                                                                                ---------      ---------       ---------
                    Net asset value, end of period                              $   11.41      $   11.17       $   11.51
                                                                                =========      =========       =========

Total Investment    Based on net asset value per share                              8.95%          3.43%          15.22%+++
Return:**                                                                       =========      =========       =========


Ratios to Average   Expenses                                                         .82%           .81%            .83%*
Net Assets:                                                                     =========      =========       =========
                    Investment income--net                                          6.47%          6.40%           6.91%*
                                                                                =========      =========       =========

Supplemental        Net assets, end of period (in thousands)                    $  77,398      $  63,822       $  25,153
Data:                                                                           =========      =========       =========
                    Portfolio turnover                                            113.46%         88.53%         108.07%
                                                                                =========      =========       =========

                  ++Commencement of operations.
                   *Annualized.
                  **Total investment returns exclude the effects of sales loads.
                 +++Aggregate total investment return.

                    See Notes to Financial Statements.


Merrill Lynch Corporate Bond Fund, Inc.,
Investment Grade Portfolio & Intermediate Term Portfolio
September 30, 1997


FINANCIAL INFORMATION (continued)


Financial Highlights                                                                         Intermediate Term Portfolio
The following per share data and ratios have been derived
from information provided in the financial statements.                                    Class A
                                                                              For the Year Ended September 30,
Increase (Decrease) in Net Asset Value:                             1997       1996        1995        1994      1993
Per Share           Net asset value, beginning of year          $   11.28  $   11.50   $   10.90   $   12.44   $   12.03
Operating                                                       ---------  ---------   ---------   ---------   ---------
Performance:        Investment income--net                            .73        .73         .79         .75         .76
                    Realized and unrealized gain (loss) on
                    investments--net                                  .21       (.22)        .60       (1.26)        .55
                                                                ---------  ---------   ---------   ---------   ---------
                    Total from investment operations                  .94        .51        1.39        (.51)       1.31
                                                                ---------  ---------   ---------   ---------   ---------
                    Less dividends and distributions:
                      Investment income--net                         (.73)      (.73)       (.79)       (.75)       (.76)
                      Realized gain on investments--net                --         --          --          --        (.14)
                      In excess of realized gain on
                      investments--net                                 --         --          --        (.28)         --
                                                                ---------  ---------   ---------   ---------   ---------
                    Total dividends and distributions                (.73)      (.73)       (.79)      (1.03)       (.90)
                                                                ---------  ---------   ---------   ---------   ---------
                    Net asset value, end of year                $   11.49  $   11.28   $   11.50   $   10.90   $   12.44
                                                                =========  =========   =========   =========   =========

Total Investment    Based on net asset value per share              8.59%      4.56%      13.33%      (4.25%)     11.39%
Return:*                                                        =========  =========   =========   =========   =========

Ratios to Average   Expenses                                         .65%       .59%        .59%        .53%        .58%
Net Assets:                                                     =========  =========   =========   =========   =========
                    Investment income--net                          6.43%      6.41%       7.14%       6.48%       6.42%
                                                                =========  =========   =========   =========   =========

Supplemental        Net assets, end of year (in thousands)      $ 179,115  $ 216,545   $ 217,714   $ 170,222   $ 193,505
Data:                                                           =========  =========   =========   =========   =========
                    Portfolio turnover                             76.99%     96.40%     142.84%     155.42%     180.52%
                                                                =========  =========   =========   =========   =========


                   *Total investment returns exclude the effects of sales loads.

                    See Notes to Financial Statements.



Merrill Lynch Corporate Bond Fund, Inc.,
Investment Grade Portfolio & Intermediate Term Portfolio
September 30, 1997


FINANCIAL INFORMATION (continued)

Financial Highlights                                                                         Intermediate Term Portfolio
The following per share data and ratios have been derived                                                  For the Period
from information provided in the financial statements.                         Class B                     Nov. 13, 1992++
                                                                      For the Year Ended September 30,       to Sept. 30,
Increase (Decrease) in Net Asset Value:                             1997       1996        1995        1994       1993
Per Share           Net asset value, beginning of period        $   11.28  $   11.50   $   10.90   $   12.44   $   11.68
Operating                                                       ---------  ---------   ---------   ---------   ---------
Performance:        Investment income--net                            .67        .67         .74         .69         .61
                    Realized and unrealized gain (loss) on
                    investments--net                                  .22       (.22)        .60       (1.26)        .90
                                                                ---------  ---------   ---------   ---------   ---------
                    Total from investment operations                  .89        .45        1.34        (.57)       1.51
                                                                ---------  ---------   ---------   ---------   ---------
                    Less dividends and distributions:
                      Investment income--net                         (.67)      (.67)       (.74)       (.69)       (.61)
                      Realized gain on investments--net                --         --          --          --        (.14)
                      In excess of realized gain on
                      investments--net                                 --         --          --        (.28)         --
                                                                ---------  ---------   ---------   ---------   ---------
                    Total dividends and distributions                (.67)      (.67)       (.74)       (.97)       (.75)
                                                                ---------  ---------   ---------   ---------   ---------
                    Net asset value, end of period              $   11.50  $   11.28   $   11.50   $   10.90   $   12.44
                                                                =========  =========   =========   =========   =========

Total Investment    Based on net asset value per share              8.13%      4.02%      12.73%      (4.72%)     13.30%+++
Return:**                                                       =========  =========   =========   =========   =========

Ratios to Average   Expenses                                        1.17%      1.11%       1.11%       1.04%       1.07%*
Net Assets:                                                     =========  =========   =========   =========   =========
                    Investment income--net                          5.91%      5.89%       6.61%       5.98%       5.61%*
                                                                =========  =========   =========   =========   =========

Supplemental        Net assets, end of period (in thousands)    $ 148,148 $  216,641   $ 212,146   $ 141,212   $ 134,122
Data:                                                           =========  =========   =========   =========   =========
                    Portfolio turnover                             76.99%     96.40%     142.84%     155.42%     180.52%
                                                                =========  =========   =========   =========   =========

                  ++Commencement of operations.
                   *Annualized.
                  **Total investment returns exclude the effects of sales loads.
                 +++Aggregate total investment return.

                    See Notes to Financial Statements.


Merrill Lynch Corporate Bond Fund, Inc.,
Investment Grade Portfolio & Intermediate Term Portfolio
September 30, 1997


FINANCIAL INFORMATION (concluded)

Financial Highlights (concluded)                                                          Intermediate Term Portfolio
                                                                                                 Class C
                                                                                                               For the
                                                                                                               Period
The following per share data and ratios have been derived                               For the                Oct. 21,
from information provided in the financial statements.                                 Year Ended             1994++ to
                                                                                     September 30,            Sept. 30,
Increase (Decrease) in Net Asset Value:                                          1997            1996            1995
Per Share           Net asset value, beginning of period                        $   11.28      $   11.50       $   10.81
Operating                                                                       ---------      ---------       ---------
Performance:        Investment income--net                                            .67            .67             .70
                    Realized and unrealized gain (loss)
                    on investments--net                                               .21           (.22)            .69
                                                                                ---------      ---------       ---------
                    Total from investment operations                                  .88            .45            1.39
                                                                                ---------      ---------       ---------
                    Less dividends from investment income--net                       (.67)          (.67)           (.70)
                                                                                ---------      ---------       ---------
                    Net asset value, end of period                              $   11.49      $   11.28       $   11.50
                                                                                =========      =========       =========

Total Investment    Based on net asset value per share                              7.99%          3.99%          13.25%+++
Return:**                                                                       =========      =========       =========

Ratios to Average   Expenses                                                        1.20%          1.15%           1.14%*
Net Assets:                                                                     =========      =========       =========
                    Investment income--net                                          5.89%          5.86%           6.24%*
                                                                                =========      =========       =========

Supplemental        Net assets, end of period (in thousands)                    $   1,571      $  10,144       $   6,806
Data:                                                                           =========      =========       =========
                    Portfolio turnover                                             76.99%         96.40%         142.84%
                                                                                =========      =========       =========


                                                                                                  Class D
                                                                                                               For the
                                                                                                                Period
The following per share data and ratios have been derived                               For the                 Oct. 21,
from information provided in the financial statements.                                 Year Ended              1994++ to
                                                                                     September 30,             Sept. 30,
Increase (Decrease) in Net Asset Value:                                          1997            1996             1995
Per Share           Net asset value, beginning of period                        $   11.28      $   11.50       $   10.81
Operating                                                                       ---------      ---------       ---------
Performance:        Investment income--net                                            .72            .72             .74
                    Realized and unrealized gain (loss) on
                    investments--net                                                  .22           (.22)            .69
                                                                                ---------      ---------       ---------
                    Total from investment operations                                  .94            .50            1.43
                                                                                ---------      ---------       ---------
                    Less dividends from investment income--net                       (.72)          (.72)           (.74)
                                                                                ---------      ---------       ---------
                    Net asset value, end of period                              $   11.50      $   11.28       $   11.50
                                                                                =========      =========       =========

Total Investment    Based on net asset value per share                              8.58%          4.46%          13.65%+++
Return:**                                                                       =========      =========       =========

Ratios to Average   Expenses                                                         .77%           .71%            .70%*
Net Assets:                                                                     =========      =========       =========
                    Investment income--net                                          6.32%          6.32%           6.81%*
                                                                                =========      =========       =========

Supplemental        Net assets, end of period (in thousands)                    $  64,335      $  33,270       $  16,349
Data:                                                                           =========      =========       =========
                    Portfolio turnover                                             76.99%         96.40%         142.84%
                                                                                =========      =========       =========

                  ++Commencement of operations.
                   *Annualized.
                  **Total investment returns exclude the effects of sales loads.
                 +++Aggregate total investment return.

                    See Notes to Financial Statements.


Merrill Lynch Corporate Bond Fund, Inc.,
Investment Grade Portfolio & Intermediate Term Portfolio
September 30, 1997


NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:
The Investment Grade Portfolio and the Intermediate Term Portfolio ("Portfolio" or "Portfolios") are two of three portfolios in Merrill Lynch Corporate Bond Fund, Inc. (the "Fund") which is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. Each
Portfolio offers four classes of shares under the Merrill Lynch Select Pricing SM System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Portfolios.

(a) Valuation of investments--Portfolio securities which are traded on stock exchanges are valued at the last sale price as of the close of business on the day the securities are being valued, or lacking any sales, at the mean between closing bid and asked prices. Securities traded in the over-the-counter market are valued at the most recent bid prices as obtained from one or more dealers that make mar-kets in the securities. Portfolio securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market, and it is expected that for debt securities this ordinarily will be the over-the-counter market. Short-term securities are valued at amortized cost, which approximates market value.

Options on debt securities, which are traded on exchanges, are valued at the last asked price for options written and last bid price for options purchased. Interest rate futures contracts and options thereon, which are traded on exchanges, are valued at their closing price at the close of such exchanges. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the Fund which may use a matrix system for valuations.

(b) Derivative financial instruments--The Portfolios may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the equity, debt and currency markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Portfolios may purchase or sell interest rate futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, each Portfolio deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, each Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by each Portfolio as unrealized gains or losses. When the contract is closed, each Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--The Portfolios are authorized to purchase and write call and put options. When each Portfolio writes an option, an amount equal to the premium received by each Portfolio is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or each Portfolio enters into a closing transaction), each Portfolio realizes a gain or loss on the option to the extent of the premiums received or paid (or loss or gain to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Income taxes--It is the Portfolios' policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.


Merrill Lynch Corporate Bond Fund, Inc.,
Investment Grade Portfolio & Intermediate Term Portfolio
September 30, 1997


NOTES TO FINANCIAL STATEMENTS (continued)


(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income (including amortization of discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(f) Dividends and distributions--Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. Distributions in excess of realized capital gains are due primarily to differing tax treatments for post-October losses.


2. Investment Advisory Agreement and
Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is
Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution
Agreement and Distribution Plans with Merrill Lynch Funds
Distributor, Inc. ("MLFD" or "Distributor"), a wholly-owned subsidiary of Merrill Lynch Group, Inc.

FAM is responsible for the management of the Fund's Portfolios and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, FAM receives at the end of each month a fee with respect to each Portfolio at the annual rates set forth below which are based upon the aggregate average daily value of the Fund's net assets at the following annual rates: 0.50% of the Fund's average daily net assets not exceeding $250 million; 0.45% of the average daily net assets in excess of $250 million but not exceeding $500 million; 0.40% of average daily net assets in excess of $500 million but not exceeding $750 million; and 0.35% of average daily net assets in excess of $750 million. For the year ended September 30, 1997, the aggregate average daily net assets of the Fund, including the Fund's High Income Portfolio, was approximately $8,540,033,000.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares of each Portfolio as follows:

                               Account               Distribution
                           Maintenance Fees              Fees

Portfolio           Class B   Class C    Class D   Class B   Class C

Investment Grade      0.25%     0.25%      0.25%     0.50%    0.55%

Intermediate Term     0.25%     0.25%      0.10%     0.25%    0.25%


Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Inc. ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the year ended September 30, 1997, MLFD earned underwriting discounts and direct commissions and MLPF&S earned dealer concessions on sales of each Portfolio's Class A and Class D Shares as follows:

                               MLFD                      MLPF&S

Portfolio              Class A      Class D        Class A    Class D

Investment Grade        $4,495      $10,022        $44,314    $98,097

Intermediate Term       $  281      $ 1,225        $ 3,586    $21,553


For the year ended September 30, 1997, MLPF&S received contingent deferred sales charges of $2,901,291 relating to transactions in Class B Shares, amounting to $2,478,912 and $422,379 in the Investment Grade Portfolio and Intermediate Term Portfolio, respectively, $41,546 relating to transactions in Class C Shares, amounting to $38,878 and $2,668 in the Investment Grade Portfolio and Intermediate Term Portfolio, respectively. Furthermore, MLPF&S received contingent deferred sales charges of $1,006 relating to transactions subject to front-end sales charge waivers in Class A Shares in the Intermediate Term Portfolio and $24,265 relating to transactions subject to front-end sales charge waivers in Class D Shares, amounting to $22,295 and $1,970 in the Investment Grade Portfolio and Intermediate Term Portfolio, respectively.


Merrill Lynch Corporate Bond Fund, Inc.,
Investment Grade Portfolio & Intermediate Term Portfolio
September 30, 1997


Merrill Lynch Financial Data Services, Inc. ("MLFDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

During the year ended September 30, 1997, the Portfolios paid
Merrill Lynch Security Pricing Service, an affiliate of MLPF&S,
$14,572 for security price quotations to compute the net asset values of the Portfolios.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, MLFD, MLFDS, and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended September 30, 1997 were as follows:

                                 Investment      Intermediate
                                   Grade             Term
                                 Portfolio        Portfolio

Purchases                    $1,509,405,080    $ 338,576,717
                             ==============    =============
Sales                        $1,770,345,873    $ 427,651,394
                             ==============    =============

Net realized and unrealized gains (losses) as of September 30, 1997 were as follows:

                                   Realized       Unrealized
Investment Grade Portfolio          Losses          Gains

Long-term investments         $    (160,363)   $  17,084,028
                              -------------    -------------
Total                  .      $    (160,363)   $  17,084,028
                              =============    =============

                                   Realized       Unrealized
Intermediate Term Portfolio         Losses          Gains

Long-term investments         $    (507,524)   $   3,646,970
                              -------------    -------------
Total                         $    (507,524)   $   3,646,970
                              =============    =============

As of September 30, 1997, net unrealized appreciation (depreciation) for Federal income tax purposes was as follows:

                                 Investment     Intermediate
                                   Grade            Term
                                 Portfolio       Portfolio

Gross unrealized appreciation $  23,815,943    $   6,747,361
Gross unrealized depreciation    (7,147,332)      (3,160,742)
                              -------------    -------------
Net unrealized appreciation   $  16,668,611    $   3,586,619
                              =============    =============

The aggregate cost of investments at September 30, 1997 for Federal income tax purposes was $1,192,912,482 for the Investment Grade
Portfolio, and $384,791,624 for the Intermediate Term Portfolio.


4. Capital Share Transactions:
Net decrease in net assets derived from capital share transactions for the year ended September 30, 1997, was $264,834,589 for the Investment Grade Portfolio and $91,252,583 for the Intermediate Term Portfolio. Net increase in net assets derived from capital share transactions for the year ended September 30, 1996, was $350,127,963 for the Investment Grade Portfolio and $32,787,882 for the Intermediate Term Portfolio.

Transactions in capital shares for each class were as follows:

Investment Grade Portfolio

Class A Shares for the Year                         Dollar
Ended September 30, 1997            Shares          Amount

Shares sold                      28,203,393   $  318,761,187
Shares issued to shareholders
in reinvestment of dividends      1,509,176       17,026,213
                                -----------   --------------
Total issued                     29,712,569      335,787,400
Shares redeemed                 (38,665,524)    (437,385,917)
                                -----------   --------------
Net decrease                     (8,952,955)  $ (101,598,517)
                                ===========   ==============

Investment Grade Portfolio

Class A Shares for the Year                         Dollar
Ended September 30, 1996            Shares          Amount

Shares sold                      21,512,307   $  245,167,944
Shares issued to shareholders
in reinvestment of dividends      1,723,312       19,614,975
                                -----------   --------------
Total issued                     23,235,619      264,782,919
Shares redeemed                  (9,749,755)    (110,603,218)
                                -----------   --------------
Net increase                     13,485,864   $  154,179,701
                                ===========   ==============

Investment Grade Portfolio

Class B Shares for the Year                         Dollar
Ended September 30, 1997            Shares          Amount

Shares sold                      12,089,795   $  136,401,227
Shares issued to shareholders
in reinvestment of dividends      2,232,218       25,197,726
                                -----------   --------------
Total issued                     14,322,013      161,598,953
Automatic conversion of shares     (922,371)     (10,376,812)
Shares redeemed                 (27,559,852)    (310,463,146)
                                -----------   --------------
Net decrease                    (14,160,210)  $ (159,241,005)
                                ===========   ==============


Merrill Lynch Corporate Bond Fund, Inc.,
Investment Grade Portfolio & Intermediate Term Portfolio
September 30, 1997


NOTES TO FINANCIAL STATEMENTS (concluded)


Investment Grade Portfolio

Class B Shares for the Year                         Dollar
Ended September 30, 1996            Shares          Amount

Shares sold                      25,682,986   $  293,704,255
Shares issued to shareholders
in reinvestment of dividends      2,302,336       26,218,517
                                -----------   --------------
Total issued                     27,985,322      319,922,772
Automatic conversion of shares     (492,211)      (5,556,607)
Shares redeemed                 (17,518,653)    (199,596,946)
                                -----------   --------------
Net increase                      9,974,458   $  114,769,219
                                ===========   ==============

Investment Grade Portfolio

Class C Shares for the Year                         Dollar
Ended September 30, 1997            Shares          Amount

Shares sold                       1,929,404   $   21,778,762
Shares issued to shareholders
in reinvestment of dividends        217,626        2,457,064
                                -----------   --------------
Total issued                      2,147,030       24,235,826
Shares redeemed                  (3,583,955)     (40,346,764)
                                -----------   --------------
Net decrease                     (1,436,925)  $  (16,110,938)
                                ===========   ==============

Investment Grade Portfolio

Class C Shares for the Year                         Dollar
Ended September 30, 1996            Shares          Amount

Shares sold                       4,830,230   $   55,222,029
Shares issued to shareholders
in reinvestment of dividends        170,995        1,937,935
                                -----------   --------------
Total issued                      5,001,225       57,159,964
Shares redeemed                  (1,426,919)     (16,176,400)
                                -----------   --------------
Net increase                      3,574,306   $   40,983,564
                                ===========   ==============

Investment Grade Portfolio

Class D Shares for the Year                         Dollar
Ended September 30, 1997            Shares          Amount

Shares sold                       2,634,267   $   29,755,828
Automatic conversion of shares      921,766       10,376,812
Shares issued to shareholders
in reinvestment of dividends        244,941        2,766,560
                                -----------   --------------
Total issued                      3,800,974       42,899,200
Shares redeemed                  (2,729,223)     (30,783,329)
                                -----------   --------------
Net increase                      1,071,751   $   12,115,871
                                ===========   ==============

Investment Grade Portfolio

Class D Shares for the Year                         Dollar
Ended September 30, 1996            Shares          Amount

Shares sold                       4,314,720   $   49,192,753
Automatic conversion of shares      491,987        5,556,607
Shares issued to shareholders
in reinvestment of dividends        169,863        1,927,735
                                -----------   --------------
Total issued                      4,976,570       56,677,095
Shares redeemed                  (1,448,119)     (16,481,616)
                                -----------   --------------
Net increase                      3,528,451   $   40,195,479
                                ===========   ==============

Intermediate Term Portfolio

Class A Shares for the Year                         Dollar
Ended September 30, 1997            Shares          Amount

Shares sold                       8,879,479   $  101,009,465
Shares issued to shareholders
in reinvestment of dividends        536,407        6,105,063
                                -----------   --------------
Total issued                      9,415,886      107,114,528
Shares redeemed                 (13,031,273)    (148,126,147)
                                -----------   --------------
Net decrease                     (3,615,387)  $  (41,011,619)
                                ===========   ==============

Intermediate Term Portfolio

Class A Shares for the Year                         Dollar
Ended September 30, 1996            Shares          Amount

Shares sold                       7,219,026   $   82,894,354
Shares issued to shareholders
in reinvestment of dividends        697,766        8,005,089
                                -----------   --------------
Total issued                      7,916,792       90,899,443
Shares redeemed                  (7,646,836)     (87,796,852)
                                -----------   --------------
Net increase                        269,956   $    3,102,591
                                ===========   ==============

Intermediate Term Portfolio

Class B Shares for the Year                         Dollar
Ended September 30, 1997            Shares          Amount

Shares sold                       4,113,147   $   46,806,563
Shares issued to shareholders
in reinvestment of dividends        648,555        7,381,806
                                -----------   --------------
Total issued                      4,761,702       54,188,369
Automatic conversion of shares     (121,230)      (1,377,088)
Shares redeemed                 (10,958,440)    (124,411,387)
                                -----------   --------------
Net decrease                     (6,317,968)  $  (71,600,106)
                                ===========   ==============

Intermediate Term Portfolio

Class B Shares for the Year                         Dollar
Ended September 30, 1996            Shares          Amount

Shares sold                       8,947,464   $  102,809,743
Shares issued to shareholders
in reinvestment of dividends        750,062        8,601,518
                                -----------   --------------
Total issued                      9,697,526      111,411,261
Automatic conversion of shares      (94,088)      (1,066,696)
Shares redeemed                  (8,841,519)    (101,696,552)
                                -----------   --------------
Net increase                        761,919   $    8,648,013
                                ===========   ==============

Intermediate Term Portfolio

Class C Shares for the Year                         Dollar
Ended September 30, 1997            Shares          Amount

Shares sold                         217,464   $    2,473,168
Shares issued to shareholders
in reinvestment of dividends         26,883          305,857
                                -----------   --------------
Total issue                         244,347        2,779,025
Shares redeemed                  (1,006,967)     (11,417,394)
                                -----------   --------------
Net decrease                       (762,620)  $   (8,638,369)
                                ===========   ==============

Intermediate Term Portfolio

Class C Shares for the Year                         Dollar
Ended September 30, 1996            Shares          Amount

Shares sold                         807,328   $    9,279,082
Shares issued to shareholders
in reinvestment of dividends         36,273          415,777
                                -----------   --------------
Total issued                        843,601        9,694,859
Shares redeemed                    (536,033)      (6,197,495)
                                -----------   --------------
Net increase                        307,568   $    3,497,364
                                ===========   ==============

Intermediate Term Portfolio

Class D Shares for the Year                         Dollar
Ended September 30, 1997            Shares          Amount

Shares sold                       4,009,184   $   45,468,396
Automatic conversion of
shares                              121,231        1,377,088
Shares issued to shareholders
in reinvestment of dividends        167,855        1,910,367
                                -----------   --------------
Total issued                      4,298,270       48,755,851
Shares redeemed                  (1,651,097)     (18,758,340)
                                -----------   --------------
Net increase                      2,647,173   $   29,997,511
                                ===========  ===============

Intermediate Term Portfolio

Class D Shares for the Year                         Dollar
Ended September 30, 1996            Shares          Amount

Shares sold                       2,494,925   $   28,661,987
Automatic conversion of
shares                               94,087        1,066,696
Shares issued to shareholders
in reinvestment of dividends         95,536        1,090,298
                                -----------   --------------
Total issued                      2,684,548       30,818,981
Shares redeemed                  (1,156,648)     (13,279,067)
                                -----------   --------------
Net increase                      1,527,900   $   17,539,914
                                ===========   ==============

5. Loaned Securities:
At September 30, 1997, the Investment Grade Portfolio held US Treasury Bonds/Notes having an aggregate value of approximately $35,401,000 as collateral for Portfolio securities loaned, having a market value of approximately $34,707,000. The Intermediate Term Portfolio held US Treasury Bonds/Notes having an aggregate value of approximately $12,146,000 as collateral for Portfolio securities loaned, having a market value of approximately $11,817,000.


6. Capital Loss Carryforward:
At September 30, 1997, the Fund had a capital loss carryforward of approximately $36,992,000 in the Investment Grade Portfolio, of which $34,388,000 expires in 2003 and $2,604,000 expires in 2005 and approximately $10,983,000 in the Intermediate Term Portfolio, of which $10,707,000 expires in 2003 and $276,000 expires in 2005. These amounts will be available to offset like amounts of any future taxable gains.


Merrill Lynch Corporate Bond Fund, Inc.,
Investment Grade Portfolio & Intermediate Term Portfolio
September 30, 1997


<AUDIT-REPORT>
INDEPENDENT AUDITORS' REPORT


The Board of Directors and Shareholders,
Merrill Lynch Corporate Bond Fund, Inc.:

We have audited the accompanying statements of assets and liabilities, including the schedule of investments, of the Investment Grade and Intermediate Term Portfolios of Merrill Lynch Corporate Bond Fund, Inc. as of September 30, 1997, the related statements of operations for the year then ended, and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at September 30, 1997 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of the Investment Grade and Intermediate Term Portfolios of Merrill Lynch Corporate Bond Fund, Inc. as of September 30, 1997, the results of their operations, the changes in their net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
Princeton, New Jersey
November 18, 1997
</AUDIT-REPORT>


Merrill Lynch Corporate Bond Fund, Inc.,
Investment Grade Portfolio & Intermediate Term Portfolio
September 30, 1997


IMPORTANT TAX INFORMATION (unaudited)


None of the ordinary income distributions paid monthly by Investment Grade and Intermediate Term Portfolios during the fiscal year ended September 30, 1997 qualify for the dividends received deduction for corporations. Additionally, there were no long-term capital gain distributions paid during the year.

The law varies in each state as to whether and what percentage of dividend income attributable to Federal obligations is exempt from state income tax. We recommend that you consult your tax adviser to determine if any portion of the dividends you received is exempt from state income tax.

Listed below are the percentages of total assets of the Portfolios invested in Federal obligations* as of the end of each quarter of the fiscal year.


For the Quarter       Investment Grade    Intermediate Term
Ended                    Portfolio            Portfolio

December 31, 1996          3.96%                 3.60%

March 31, 1997             4.92%                 11.01%

June 30, 1997              3.44%                 5.65%

September 30, 1997         5.95%                 6.02%


Of the Fund's ordinary income dividends paid monthly to shareholders from the Intermediate Term and Investment Grade Portfolios during the fiscal year ended September 30, 1997, 6.01% and 4.04%, respectively, were attributable to Federal obligations. In calculating the foregoing percentages, expenses of the Portfolios have been allocated on a pro rata basis.

Please retain this information for your records.

[FN]
*For purposes of this calculation, Federal obligations include US
 Treasury Notes, US Treasury Bills, and US Treasury Bonds. Also included are obligations issued by the following agencies: Banks for Cooperatives, Federal Intermediate Credit Banks, Federal Land Banks, Federal Home Loan Banks, and the Student Loan Marketing Association. Repurchase agreements are not included in this calculation.



OFFICERS AND DIRECTORS


Arthur Zeikel, President and Director
Ronald W. Forbes, Director
Cynthia A. Montgomery, Director
Charles C. Reilly, Director
Kevin A. Ryan, Director
Richard R. West, Director
Terry K. Glenn, Executive Vice President
Joseph T. Monagle Jr., Senior Vice President
Donald C. Burke, Vice President
Jay C. Harbeck, Vice President
Vincent T. Lathbury III, Vice President
Gerald M. Richard, Treasurer
Philip M. Mandel, Secretary


Custodian
State Street Bank and Trust Company
P.O. Box 351
Boston, MA 02101

Transfer Agent
Merrill Lynch Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863